SCHEDULE 14A INFORMATION


Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. 4)


Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                          FIRST OPPORTUNITY FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                               Stephen C. Miller
                          2344 Spruce Street, Suite A
                            Boulder, Colorado 80302
                                 (303) 442-2156
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)   Title of each class of securities to which transactions applies:

     2)   Aggregate number of securities to which transaction applies:

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          pursuant to Exchange  Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

[  ] Fee paid previously with preliminary materials.

[  ] Check box if any part of the fee is offset as provided  by  Exchange  Act
     Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

                                                              2344 Spruce Street
[GRAPHIC OMITTED]                                                        Suite A
First Opportunity Fund, Inc.                            Boulder, Colorado  80302
                                                    www.firstopportunityfund.com

_____________, 2010

Dear Fellow Stockholder,


You are invited to attend the 2010 Annual Meeting of Stockholders of First Opportunity Fund, Inc. (the "Fund"), which will be held on May 3, 2010 at 9:00 a.m. Mountain Daylight Time (local time), at the St. Julien Hotel & Spa, 900 Walnut, Boulder, Colorado. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement. This is a very important meeting at which the Fund's board of directors (the "Board") is asking you to approve significant, and we believe, positive changes to the Fund.


Since the Fund's inception in 1986, Wellington Management Company, LLP ("Wellington Management") has served as the Fund's investment adviser. During this time, the Board believes that the Fund has delivered a strong track record of performance relative to its peer groups and the relevant indices. At past meetings, members of the Board have discussed various ways of increasing the potential future returns of the Fund including investing in hedge funds. As a consequence of these discussions, ultimately the Board concluded that stockholder value could be enhanced by investing a significant portion of the Fund's assets in hedge funds, in particular, some hedge funds sponsored by Wellington Hedge Management, LLC ("WHM") (an indirect wholly owned subsidiary of Wellington Management) and advised by Wellington Management (the "WHM Hedge Funds"). In order to accommodate investing in any WHM Hedge Fund, the Fund must change its investment adviser to an entity or entities that are not affiliated with the current investment adviser, Wellington Management.

Accordingly, you are being asked to approve new investment advisory agreements for the Fund. The Proxy Statement contains proposals for new advisory agreements whereby Rocky Mountain Advisers, L.L.C. ("RMA") and Stewart Investment Advisers ("SIA") (together, the "New Advisers") would serve as the Fund's co-advisers, and a new sub-advisory agreement proposal for Wellington Management to serve as a temporary investment sub-adviser. Under the new structure, the New Advisers would be permitted to invest significant assets of the Fund in hedge funds, including WHM Hedge Funds. However, in the near term, the New Advisers do not anticipate investing in any hedge funds other than the WHM Hedge Funds. Under the Fund's present advisory structure, because of affiliate prohibitions under the Investment Company Act, the Fund cannot invest in a hedge fund managed by Wellington Management or its affiliates. We believe this new structure, if approved by you, will provide greater advantages in terms of enhancing investment opportunity and flexibility by permitting investments in hedge funds, in particular the WHM Hedge Funds, and leveraging the talent pools of the New Advisers and Wellington Management.

As part of the restructuring, and to provide additional flexibility to the New Advisers, the Board also recommends removing the Fund's fundamental concentration policy of investing at least 65% of its assets in financial services companies.

And finally, the Proxy Statement includes a proposal for the election of the members of the Board. The enclosed Proxy Statement gives details about each proposal which requires your approval and should be carefully read and considered before you vote.

As Chairman of the Board, I encourage you to support all of the proposals. After careful and extensive review, the members of the Board, including the independent directors, unanimously approved and recommended to stockholders that they approve all of the proposals as detailed in the Proxy Statement. We hope you plan to attend the Annual Meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Annual Meeting. Accordingly, we ask that you please sign, date, and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

On behalf of the Board and the management of First Opportunity Fund, Inc., I extend our appreciation for your continued support.

Sincerely,

/s/Joel W. Looney

Joel W. Looney

Chairman of the Board

                                                              2344 Spruce Street
[GRAPHIC OMITTED]                                                        Suite A
First Opportunity Fund, Inc.                            Boulder, Colorado  80302
                                                    www.firstopportunityfund.com


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


                            To Be Held on May 3, 2010



To the Stockholders:


The Annual Meeting of Stockholders (the "Meeting") of First Opportunity Fund, Inc., a Maryland corporation (the "Fund"), will be held on May 3, 2010 at 9:00 a.m. Mountain Daylight Time (local time), at the St. Julien Hotel & Spa, 900 Walnut, Boulder, Colorado, to consider and vote on the following proposals, all of which are more fully described in the accompanying Proxy Statement:


     1. To approve or disapprove the proposed investment advisory agreement with Rocky Mountain Advisers, L.L.C. ("RMA") (Proposal 1);

     2. To approve or disapprove the proposed investment advisory agreement with Stewart Investment Advisers ("SIA") (Proposal 2);

     3.   To  approve  or  disapprove  the  proposed   investment   sub-advisory
          agreement with Wellington Management Company, LLP ("Wellington") (Proposal 3);

     4. To approve or disapprove eliminating the Fund's fundamental policy of investing at least 65% of its assets in financial services companies (the "Concentration Policy") (Proposal 4);

     5. To approve or disapprove amending the Concentration Policy to reduce the Fund's minimum threshold for investing in financial services companies to 25% (Proposal 5);

     6.   The election of directors of the Fund (Proposal 6); and

     7. To transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.


The Board of Directors of the Fund has fixed the close of business on March 29, 2010 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof. The Proxy Statement, Notice of Annual Meeting, and proxy card are first being mailed to stockholders on or about _____________, 2010.


                                       By Order of the Board of Directors,

                                       /s/Stephanie Kelley

                                       STEPHANIE KELLEY

                                       Secretary

 _____, 2010

--------------------------------------------------------------------------------
EVEN IF YOU PLAN TO ATTEND THE MEETING, STOCKHOLDERS ARE URGED TO SIGN THE ENCLOSED PROXY CARD (UNLESS AUTHORIZING THEIR PROXY VIA TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES.
--------------------------------------------------------------------------------



                      INSTRUCTIONS FOR SIGNING PROXY CARDS



     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


Registration                                        Valid Signature
------------                                        ---------------
Corporate Accounts
(1)  ABC Corp.                                      ABC Corp.
(2)  ABC Corp.                                      John Doe, Treasurer
(3)  ABC Corp., c/o John Doe Treasurer              John Doe
(4)  ABC Corp. Profit Sharing Plan                  John Doe, Trustee


Trust Accounts
(1)  ABC Trust                                      Jane B. Doe, Trustee
(2)  Jane B. Doe, Trustee, u/t/d 12/28/78           Jane B. Doe


Custodian or Estate Accounts
(1)  John B. Smith, Cust.,                          John B. Smith
     f/b/o John B. Smith, Jr. UGMA
(2)  John B. Smith                                  John B. Smith, Jr., Executor


                                                              2344 Spruce Street
[GRAPHIC OMITTED]                                                        Suite A
First Opportunity Fund, Inc.                            Boulder, Colorado  80302
                                                    www.firstopportunityfund.com


             QUESTIONS & ANSWERS REGARDING THE MEETING AND PROPOSALS


Question 1: What changes are being proposed?

Answer: In addition to electing the Fund's board of directors (the "Board"), stockholders are being asked to vote on other significant proposals: approving new investment co-advisory agreements, approving a new investment sub-advisory agreement and eliminating the Fund's fundamental policy of investing at least
65%  of  its   assets   in   financial   services   companies   (together,   the
"Restructuring").

Question 2: How does the Board recommend I vote on the Proposals?

Answer: The Board, including all of the directors who are not "interested persons" of the Fund (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) (the "Independent Directors"), has unanimously recommended that stockholders vote FOR all of the Proposals. If no instructions are indicated on your proxy, the representatives holding proxies will vote in accordance with the recommendations of the Board.

Question 3: Who are the Fund's proposed new investment co-advisers?

Answer: The Board, including all of the Independent Directors, has unanimously approved and recommends that stockholders approve investment advisory agreements (the "Advisory Agreements") with Rocky Mountain Advisers, L.L.C. ("RMA") and Stewart Investment Advisers ("SIA") (together the "New Advisers"). If the Advisory Agreements are approved by stockholders, the New Advisers will act as co-advisers to the Fund. Both New Advisers are controlled by trusts and entities affiliated with the family of Stewart R. Horejsi (together, the "Horejsi Affiliates"). The Horejsi Affiliates own 35.51% of the Fund's outstanding common stock. SIA and Boulder Investment Advisers, LLC ("BIA") currently provide investment advisory services to three other closed-end investment companies:
Boulder Total Return Fund, Inc. (NYSE:BTF), Boulder Growth & Income Fund, Inc. (NYSE:BIF), and The Denali Fund Inc. (NYSE:DNY) (collectively, the "Boulder Funds"). BIA is an affiliate of the New Advisers and the management and staffing of RMA is substantially the same as that of BIA.

Question 4: Why are there two co-advisers?

Answer: The Restructuring contemplates RMA and SIA acting as investment co-advisers to the Fund. This arrangement is similar to that currently existing between BIA and SIA (collectively, the "Boulder Advisers") in their relationship with the Boulder Funds whereby a single advisory fee is paid to, but split between, the co-advisers. Mr. Horejsi is the primary investment manager for the New Advisers and BIA and, together with Carl Johns, will be responsible for the day-to-day management of the Fund's assets and primarily responsible for the Fund's asset allocation. The reason for two advisers is that Mr. Horejsi spends a substantial portion of his time residing in Barbados, during which he is employed exclusively by SIA, which is a resident Barbados international business company. If the Restructuring is approved by stockholders, when Mr. Horejsi resides in the U.S., he will be employed exclusively by the "on-shore" adviser (i.e., RMA) with respect to his efforts on behalf of the Fund. From the Fund's point of view, the economics and practicalities of the co-advisory arrangement are no different than they would be if Mr. Horejsi worked exclusively for RMA under a single advisory contract (i.e., the Fund would still pay the same advisory fee (discussed below in Question 10: ) but only to a single adviser). See "Proposals 1 and 2 - The Advisory Agreements" below.

Question 5: Who is the Fund's proposed investment sub-adviser?

Answer: The Board, including all of the Independent Directors, has unanimously approved and recommends that stockholders approve a temporary and limited investment sub-advisory agreement with Wellington Management Company, LLP ("Wellington Management") (the "Sub-Advisory Agreement"). Wellington Management presently acts as the Fund's sole investment adviser and has done so since the Fund's inception. Under the Sub-Advisory Agreement, Wellington Management would be responsible for managing a discrete portion of the Fund's current assets with respect to which it has experience and familiarity (the "Legacy Holdings"). Wellington Management will act in a sub-advisory capacity for a period of two years after the effective date of the Restructuring (i.e., the date on which stockholders approve the Advisory Agreements and Sub-Advisory Agreement) (the "Effective Date"). Under the terms of the Sub-Advisory Agreement, Wellington Management would be responsible for managing the Legacy Holdings with a view towards continuing to hold the securities, selling them in its discretion and assisting the New Advisers in gaining familiarity with the Legacy Holdings.

Question 6: Why does the Board think it is necessary to restructure the Fund?

Answer: Since the current Board was seated in 2004, it has annually reviewed the performance of Wellington Management as the Fund's adviser. As part of the annual contract renewal process and upon the Board's request, Wellington Management presents current and historic fee and performance data with respect to other private long/short funds that it manages that invest substantially in the financial services sector. In particular, Wellington Management had provided at the Board's request performance information regarding several hedge funds sponsored by an indirect wholly-owned subsidiary of Wellington Management, Wellington Hedge Management ("WHM") (the "WHM Hedge Funds"). Even though these hedge funds have investment objectives similar to the Fund's investment objective, these private funds employ different investment strategies, including short selling, and they have at times outperformed the Fund. This was especially the case during the most recent market downturn when the Fund, having a "long only" investment approach, was not able to take advantage of the many short selling opportunities in the financial sector.

Wellington Management does not engage in short selling in portfolios that require public disclosure of its short positions. The Fund cannot take advantage of short selling and retain Wellington Management as the investment adviser under its current structure. In addition, the Fund is subject to regulatory constraints that limit its investment flexibility as compared with private funds like the WHM Hedge Funds. As a result of restrictions imposed by the 1940 Act, registered investment companies are more limited in their flexibility than private funds and with respect to the use of certain investment techniques, in particular the use of leverage (which effectively limits a registered investment company's ability to acquire derivative securities and engage in short selling), and the speed with which investment techniques may be implemented compared with private funds. The greater flexibility to engage in a wider array of investment strategies may also present a higher degree of risk than a portfolio pursuing an unleveraged "long-only" strategy.

Over the last several years, the Board has reviewed and implemented a number of options intended to allow the Fund to take greater advantage of the broader array of investment strategies and techniques available to Wellington Management and its investment personnel, thus attempting to bolster the Fund's long term performance. In particular, the Board approved eliminating or revising certain of the Fund's investment restrictions and policies, changing the name of the Fund to eliminate the term "Financial", changing the Fund's investment objective to "total return", changing the Fund from a "diversified" to a "non-diversified" investment company, and reclassifying the Fund's investment objective as non-fundamental.

Beginning in late 2008, in evaluating the Fund's alternatives to employ a broader array of investment strategies and retain the investment management services of Wellington Management, the Board considered the feasibility of the Fund investing directly in the WHM Hedge Funds which would, on a look-through basis, give the Fund, at least with respect to a significant portion of its portfolio, the same flexibility as the WHM Hedge Funds. However, under the Fund's current structure with Wellington Management as the sole adviser, the Fund is prohibited by provisions of the 1940 Act from investing any of its assets in a hedge fund managed by any affiliate of Wellington Management. Appointing the New Advisers as the Fund's primary investment advisers, and segregating the Fund's assets temporarily into two portions - one managed by the New Advisers and the other, the Legacy Holdings, that would be temporarily managed by Wellington Management with the investment discretion to only hold or sell such holdings- would permit the New Advisers, independent of Wellington Management's influence or control, to invest significantly in private funds including the WHM Hedge Funds.

The New Advisers anticipate, in the near term and based on current market conditions and the number of WHM Hedge Funds currently available for investment, that they would invest as much as 50% of the Fund's assets in certain WHM Hedge

Funds, several of which emphasize investments in the financial services sector and are managed in whole or part by the Fund's current portfolio manager. This percentage could increase or decrease over time. The Board and New Advisers believe that investments in the WHM Hedge Funds offer the Fund the potential for superior risk-adjusted returns arising from the added flexibility and broader investment options available to the WHM Hedge Funds.

Question 7: Will the New Advisers invest in hedge funds other than the WHM Hedge
            Funds.

Answer: The New Advisers do not anticipate, at least in the foreseeable future, investing in any hedge funds other than the WHM Hedge Funds. It has taken nearly 8 years for the New Advisers to develop the requisite familiarity with Wellington Management to fully trust its abilities as a private fund manager in which the New Advisers would invest. It is highly unlikely that the New Advisers would seek out and invest in other private funds without first spending a similar amount of time and energy evaluating the manager's organization, performance and ethical underpinnings.

Question 8: Why is there a need  for  Wellington  Management  to  continue  in a sub-advisory capacity?

Answer: The Fund is presently invested primarily in securities which were analyzed, purchased, and are overseen by Wellington Management in its current capacity as the Fund's sole adviser. The New Advisers may have limited familiarity with these securities. It is anticipated that under the guidance of the New Advisers, the Fund will contribute a number of these securities "in-kind" in exchange for interests in several WHM Hedge Funds, although the extent to which an "in-kind" contribution will occur cannot be determined until after the Effective Date. In addition, on the Effective Date, the New Advisers will assume responsibility for all of the Fund's cash or cash equivalent assets as well as certain of the Fund's large cap equity holdings familiar and acceptable to the New Advisers. All of the Fund's remaining assets for which the New Advisers do not assume responsibility - anticipated to be fair-valued and other securities with less market liquidity described above as the Legacy Holdings - will be managed by Wellington Management in accordance with the Fund's investment objective but with a view solely towards holding, liquidating the assets to generate cash for the New Advisers to invest, and/or familiarizing the New Advisers with the Legacy Holdings. After the Effective Date, Wellington Management will not be responsible for purchasing any new securities directly for the Fund. Although there is no set time frame for accomplishing its objectives, by its terms, the proposed sub-advisory agreement with Wellington Management would terminate in two years, and the New Advisers would assume all responsibility for managing any remaining Legacy Holdings at that time.

Question 9: How will the co-adviser and sub-adviser  arrangement work? Will they work together?

Answer: Under the terms of the Advisory Agreements, RMA and SIA would serve as co-advisers to the Fund and would be jointly and severally responsible for making investment decisions with respect to the Fund's holdings other than the Legacy Holdings, including any decision to invest in the WHM Hedge Funds, supplying investment research and portfolio management services, placing purchase and sale orders for portfolio transactions, making asset allocation decisions for the Fund and determining the extent, nature and application of the Fund's leverage, if any. Under the terms of the Sub-Advisory Agreement, Wellington Management would serve as sub-adviser and be responsible for making investment decisions solely with respect to the Legacy Holdings, although once liquidated, the proceeds from selling the Legacy Holdings will be transferred to the New Advisers for investment.

Because the New Advisers could decide to invest assets in WHM Hedge Funds at any time, the New Advisers and Wellington Management will not work together or collaborate on their respective portfolios. Wellington Management will have sole investment discretion with respect only to whether to continue to hold or liquidate the Legacy Holdings and the New Advisers will have sole investment discretion with respect to the remaining assets, including the WHM Hedge Fund investments and any proceeds from the sale of Legacy Holdings. However, as a sub-adviser to the Fund, Wellington Management will be subject to general oversight and monitoring by RMA and SIA as the Fund's co-advisers.

Question 10: Will the Fund's expenses be affected by the Advisory Agreements and the Sub-Advisory Agreement?

Answer: Yes. The Fund currently pays Wellington Management an advisory fee of 1.125% on the Fund's net assets up to and including $150 million; 1.00% on net assets between $150 million and $300 million; and 0.875% on net assets exceeding $300 million (the "Current Fee"). As proposed, the Advisory Agreements contemplate the New Advisers being paid an investment advisory fee of 1.25% on the Fund's net assets, including leverage, although the Fund currently has no leverage. However, under the Advisory Agreements, the New Advisers would waive

(i) up to 1.00% on the "look-through" advisory fees (but not the performance fees) paid to WHM with respect to any investment by the Fund in any WHM Hedge Fund and (ii) all fees paid by the Fund to Wellington under the Sub-Advisory Agreement. WHM charges an asset-based fee of 1.00% to the WHM Hedge Funds presently under consideration for investment by the New Advisers. Under the Sub-Advisory Agreement, Wellington Management would receive fees from the Fund based on the Current Fee schedule, as applied only with respect to the assets represented by the Legacy Holdings.

Based on current assets under management, and the New Advisers' anticipated investment of approximately 50% of the Fund's assets in WHM Hedge Funds, the advisory fees paid directly by the Fund would decrease by approximately $725,000 annually versus the Current Fee ($2.34 million based on net assets of $215.1 million as of December 31, 2009). However, on a "look-through" basis (i.e., taking into consideration the fees charged by WHM in managing the WHM Hedge Funds), if the WHM Hedge Funds achieve an investment return of 10% (and are thus paid a concomitant performance based fee), advisory-related expenses will increase by approximately $2.5 million annually. On such a "look-through" basis, the overall expense ratio would increase from 1.65% to approximately 2.84% (assuming the 10% investment return and impact of the performance fee paid to WHM). This expense ratio may or may not fluctuate depending on fixed expenses as well as the size of the Fund. See the "Fees and Expenses" Table under Proposal 1 and 2 below and the example in the paragraph immediately below.

Hedge fund managers, including WHM, typically are paid a 20% performance fee with respect to annual gains generated in their hedge funds. Thus, under the Restructuring, the advisory-related fees could increase significantly when there are significant net gains in the hedge fund. Since performance fees will necessarily vary from year to year, they can only be estimated based on a normalized market return. For the sake of comparison, if the Fund invests 50% of its current assets in WHM Hedge Funds, and during the first year after the Effective Date the value of WHM Hedge Funds increase by 10%, and all the Fund's other assets remain unchanged, on a "look-through" basis, the Fund would pay an additional $2.5 million in advisory related fees. The Board believes that because the WHM Hedge Funds offer more investment flexibility and the possibility of superior risk adjusted returns, the likelihood that the Fund will pay higher look-through advisory-related fees is an acceptable tradeoff.

Question 11: Will the Restructuring  affect the Fund's  investment  objective or any fundamental policies?

Answer: The Restructuring will not affect the Fund's investment objective of "total return". However, as part of the Restructuring, stockholders are asked to remove the Fund's fundamental policy of investing at least 65% of its assets in financial services companies (the "Concentration Policy"). The Board believes that the 65% minimum investment requirement in financial services companies places a disproportionate industry risk on the Fund and stockholders. If the Restructuring is approved and the Concentration Policy eliminated, the New Advisers will be required to reduce the Fund's exposure to the financial services industry to comply with this change.

The Fund will continue to have the flexibility to invest in a wide range of investments, which could include, among others, common stocks, debt instruments, preferred stocks, securities convertible into common stocks, interest rate and credit default swaps, and cash and cash equivalents. In addition, the Restructuring is intended to provide the Fund with the ability to invest in hedge funds, in particular the WHM Hedge Funds, which carry a set of risks particular to investing in hedge funds and which are discussed below. The Restructuring and, in particular, removal of the Concentration Policy, is intended to give the Fund and New Advisers additional flexibility in investing the Fund's assets.

If the Concentration Policy is eliminated, going forward, the Fund would be precluded from investing more than 25% of its assets in the financial services or any other industry. However, the Fund would likely be concentrated in the securities of financial services companies immediately following stockholder approval as a result of the current effectiveness of the Concentration Policy. The New Advisers would seek to reduce the Fund's holdings in financial services companies to below 25% of the Fund's assets in a prudent manner consistent with elimination of the Concentration Policy. As discussed under Proposals 1 through 3 below, if the Restructuring Proposals are approved by stockholders, the New Advisers expect to invest significantly in the WHM Hedge Funds, several of which have significant exposure to the financial services sector. However, the Fund will not "look through" its investments in the WHM Hedge Funds to underlying portfolio holdings in financial services companies in determining whether the Fund exceeds the 25% maximum concentration threshold if the Concentration Policy is eliminated. The Fund could therefore become indirectly concentrated in financial services companies or other industries by virtue of the investments by the WHM Hedge Funds in such investments.

Question 12: Why are there two  proposals  (Proposals  4 and 5) dealing with the
             Concentration Policy?

Answer: As discussed above, Proposal 4 contemplates the removal of the Concentration Policy in its entirety as part of the Restructuring so that the New Advisers will have additional flexibility when investing the Fund's assets.

Proposal 5 is a precautionary proposal which would become effective only if stockholders do not approve the Restructuring (i.e., Proposals 1 through 4). Proposal 5 would amend the Concentration Policy to reduce the Fund's minimum holdings in financial services companies from 65% to 25% (subject to the Fund's ability to take defensive measures to preserve value). Regardless of whether Wellington Management or the New Advisers are the primary advisers to the Fund, the Board believes that the 65% investment requirement in financial services companies places a disproportionate industry risk on the Fund and stockholders and needs to be eliminated or at the very least significantly reduced.

Question 13: Are the separate  proposals  of the  Restructuring  conditioned  on stockholder approval of the other proposals (e.g., approval of the Advisory Agreements and Sub-Advisory Agreement)?

Answer: Passage of Proposals 1 and 2 (approval of the Advisory Agreements) and Proposal 3 (approval of the Sub-Advisory Agreement) are conditioned on all such Proposals being approved by stockholders (i.e., if one fails to achieve stockholder approval, all three fail). However, the Board believes that eliminating or amending the Concentration Policy is a change that should be implemented regardless of whether Proposals 1 through 3 are approved. Thus, stockholders are presented with two alternative proposals regarding the Concentration Policy, and passage of Proposal 4 (eliminating the Concentration Policy) will be conditioned on stockholder approval of Proposals 1 through 4. In other words, if stockholders approve Proposal 4 but not Proposals 1 through 3, Proposal 4 will not become effective. Proposal 5 (amending the Concentration Policy) will be conditioned upon stockholder approval of Proposal 5 and their failure to approve Proposals 1 through 3. Thus, if stockholders approve both Proposals 4 and 5 and Proposals 1 through 3 pass, Proposal 4 will become effective and Proposal 5 will not. However, if stockholders approve both Proposals 4 and 5, but Proposals 1 through 3 do not pass, Proposal 5 will become effective and Proposal 4 will not. Ultimately, the Board believes that eliminating or significantly reducing the minimum threshold of the Concentration Policy will mitigate industry risk and provide the Fund's adviser(s) with additional flexibility and ease the Fund's future administrative burdens going forward. If the Restructuring Proposals are not adopted and Wellington Management stays on as investment adviser to the Fund, Wellington Management intends to retain its primary focus on investments in the financial services industry. Proposal 5 would give Wellington Management additional flexibility to invest outside of the financial services sector, including during periods of market turmoil.

Question 14:  Describe  any other  anticipated  change to the Fund's  investment strategies or operations and explain the anticipated benefits to the Fund and its stockholders of any such change.

Answer: The primary impetus for the Restructuring is to provide the Fund with more flexibility and increased access to hedge funds, including the less constrained and broader investment tools of Wellington Management, the Fund's current adviser, by making investments in certain WHM Hedge Funds including those that emphasize investments in the financial services sector. The New Advisers are considering making a significant allocation (approximately 50%) of the Fund's assets to WHM Hedge Funds, once the Restructuring is fully implemented. This would represent an obvious change in investment approach as compared to the Fund's historical universe of investments. The Board believes that giving the Fund the ability to invest significantly in hedge funds, in particular the WHM Hedge Funds, ultimately offers more investment flexibility and the potential for superior risk adjusted returns.

Question 15:  Will  the  risk  profile  of the Fund  change  as a result  of the
              Restructuring and, in particular, as a result of investing significantly in hedge funds?

Answer: Yes. Because the New Advisers anticipate investing substantially in hedge funds, in particular the WHM Hedge Funds, the Fund could be exposed to, among other things, the increased leverage and consequent risks (with potential for increased returns) resulting from hedge funds' use of certain investment strategies not currently used by the Fund. Therefore, stockholders should be aware of the general risks and concerns associated with investing in hedge funds:

     |X| Hedge funds are unregistered private investment funds or pools that invest and trade in many different markets, investment strategies and instruments (including securities, non-securities and derivatives) and are NOT subject to the same regulatory and oversight requirements as investment companies that are registered under the 1940 Act.

     |X| Hedge fund offering documents are not reviewed or approved by federal or state regulators.

     |X| Hedge funds may be leveraged and their performance may be volatile. Employing leverage amplifies the potential gain of an investment but also amplifies the potential loss. In addition, a hedge fund's cost of leverage (e.g., interest expense) may be subject to increase and may be higher than the fund's investment returns.

     |X| A hedge fund's manager generally has absolute trading authority over the hedge fund.

     |X| Some hedge funds may involve structures or strategies that may cause delays in the receipt by their investors of important tax information.

     |X| Hedge funds typically provide limited transparency regarding underlying investments. Hedge funds in which the New Advisers may invest will generally permit the Fund to publish only limited financial information about the holdings and performance of those hedge funds.

     |X| Hedge funds may execute a substantial portion of trades on foreign exchanges which could mean higher risk because they are subject to less regulation than U.S. exchanges and are subject to adverse political or economic events in their respective markets.

     |X| When the Fund values its securities, market prices may not be readily available for a substantial portion of its investments. Securities for which market prices are not readily available (as is expected to be the case with respect to the Fund's investments in the WHM Hedge Funds) will be valued by the Fund at fair value as determined in good faith in accordance with procedures approved by the Board. As the New Adviser and the Board anticipate that market prices will not be readily available for the hedge funds in which the Fund might invest, the Fund's valuation procedures provide that the fair value of the Fund's investments in hedge funds ordinarily will be the value determined for each such fund in accordance with that fund's own valuation policies. Although the Fund will receive periodic information from each hedge fund regarding its investment performance and investment strategy, the New Adviser may have little or no means of independently verifying valuation information. Investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the New Advisers or investment advisers to hedge funds in which the Fund invests should prove incorrect. Also, investment advisers to hedge funds typically provide determinations of the net asset value on a monthly basis, in which event, the Fund's weekly reporting of net asset value may be based on information that is not current and could fluctuate significantly when the Fund updates its portfolio valuations to reflect updated values for its hedge fund investments. See "Net Asset Valuation."

     |X| The Fund's investment in a hedge fund may be illiquid and there may be significant restrictions on liquidating or transferring interests in a hedge fund.

     |X| There are no secondary markets for the Fund's investment in any hedge fund and none are expected to develop.

     |X| A hedge fund's ongoing advisory and performance fees and expenses may be substantial regardless of positive trading profits.

     |X| Hedge funds may invest in startup, small cap and distressed companies all of which may have limited liquidity and volatile market dynamics which may result in volatile performance by the hedge funds.

     |X| Hedge funds may engage in investment techniques that are viewed as speculative such as short selling and investing in futures contracts and may invest in certain securities such as options, warrants, convertible securities and non-U.S. securities. Certain short selling and futures contracts expose hedge funds to potentially unlimited losses.

     |X| Hedge funds may invest in interest rate and credit default swaps and other derivative instruments. Derivative instruments can be volatile and involve various degrees of risk depending on the characteristics of the particular derivative and the characteristics of the investing hedge fund's portfolio.

     |X| Hedge funds may invest in securities denominated in foreign currencies thus exposing their investors to foreign currency risk.

This summary is not a complete list of the risks involved in investing in a hedge fund. Stockholders should review the section entitled "Risks and Special Considerations Associated with the Restructuring Proposals - Risks Associated with Investments by Hedge Funds" under Proposal 1 and 2 which contains a more in depth discussion of the risks and considerations identified above.

Question 16:  Describe the manner in which the current  investment  portfolio of the Fund would be modified in connection with the Restructuring and whether there will be any associated adverse costs or tax consequences.

Answer: Initially the New Advisers are considering investing up to 50% of the Fund's assets in at least three WHM Hedge Funds (up to approximately 17% of the Fund's assets in each WHM Hedge Fund). In addition, the New Advisers may in their discretion make additional investments of up to 5% of the Fund's assets (at the time of investment) in other hedge funds, including WHM Hedge Funds. Also as discussed above, removing the Concentration Policy will allow the New Advisers more flexibility in investing in hedge funds and managing the Fund's remaining portfolio, allowing the New Advisers to invest the Fund's assets in a more diversified array of industries and investments, both domestic and abroad. Due to the recent market volatility and the credit crisis, it is difficult to predict where or in what industries the New Advisers will focus.

As discussed above, Wellington Management, in its capacity as a sub-adviser after the Restructuring, will be charged with the task of holding and/or liquidating the Legacy Holdings in a timely and prudent manner, generating cash for the New Advisers to invest opportunistically. With respect to the Legacy Holdings, an adviser normally would be concerned about the tax consequence of aggressively liquidating a large portion of the Fund's portfolio. However, because the Fund has significant net unrealized capital losses (i.e., $40 million as of September 30, 2009) and capital loss carry forwards (i.e., $25.8 million expiring March 31, 2017), the sale of existing portfolio securities is not expected to trigger net capital gains. Also, it is anticipated that a portion of the Fund's current portfolio may be able to be exchanged "in-kind" for an interest in the WHM Hedge Funds without the expectation of immediate tax consequences. In these circumstances, the Fund would retain its cost basis in the "in-kind" securities and would realize a gain or loss only when the hedge fund sells the respective in-kind securities. The extent of any in-kind contribution, however, cannot be determined until after the Effective Date.

Question 17:  Will  stockholders  have access to the  financial  data of the WHM
              Hedge Funds or other hedge funds in which the Fund invests?

Answer: No. Managers of hedge funds generally do not permit public disclosure of their hedge funds' investment strategies, investment portfolios or other proprietary financial information. Consequently, unlike the publicly available financial information on the Fund's investments in publicly-traded companies, stockholders will not have public access to research and analysis on the hedge funds in which the Fund invests.

The staff of the Securities and Exchange Commission (the "SEC Staff") has taken the informal position that an investment company, such as the Fund, should provide its stockholders with audited financial statements on an annual basis for a private company in which the investment company invests, including hedge funds, if the value of such investment exceeds 25% of the investment company's net asset value (measured as of the last day of each calendar quarter) (the "25% Threshold"). In the SEC Staff's view, the 25% Threshold is absolute and the financial statement delivery requirement will apply regardless of whether the 25% Threshold is exceeded as a result of the initial investment amount, subsequent fluctuations in the market value of the private company investment or the investment company's other portfolio investments, or otherwise. As discussed above, since hedge fund managers generally will not permit public disclosure of the financial statements of the hedge funds they manage, the Fund likely would be unable to satisfy the financial statement delivery requirement if the Fund's investment in any single hedge fund exceeds the 25% Threshold. Accordingly, to avoid the possibility that the Fund would exceed the 25% Threshold but not be able to provide the underlying financial statements, the Fund has adopted policies and procedures to ensure that the New Advisers continuously monitor the percentage the Fund has invested in each of its hedge fund investments. Under these procedures, the New Advisers will limit the Fund's initial investment in any single hedge fund to approximately 17% of the Fund's net asset value at the time of investment and will begin taking affirmative steps to reduce the Fund's investment in any hedge fund when the value of any such investment exceeds 22% of the Fund's net asset value.

Although the New Advisers believe that Fund's investments in hedge funds can be managed so as not to exceed the 25% Threshold, if the value of one of the Fund's hedge fund investments increases precipitously while the remainder of the Fund's investments decreases, given the redemption notice period required by most hedge fund advisers, the Fund may not be able to reduce its position quickly enough to avoid exceeding the 25% Threshold prior to the measuring date at the end of a calendar quarter. Moreover, because most hedge funds (including the WHM Hedge Funds) impose a "lock up" period on new investors (i.e., new investors cannot make redemption requests for a specified period, typically one year), the Fund may be unable to redeem its interest in a hedge fund quickly enough to avoid exceeding the 25% Threshold despite the Fund's policies and procedures.

Question 18: Do the  investment  activities  contemplated  by the  Restructuring violate any New York Stock Exchange ("NYSE") listing standards?


Answer: Presently, there are no NYSE listing standards affecting NYSE members that invest in hedge funds. However, in 2008, the American Stock Exchange
("AMEX") filed a proposed rule change with the Securities and Exchange Commission concerning a "generic" listing standard for closed-end management investment companies of hedge funds (the "AMEX Standard"). As proposed, the AMEX Standard would have imposed significant obligations on member companies that make investments of any size in any private investment vehicle relying on specified exemptions under the 1940 Act (e.g., hedge funds, private equity funds, pooled investment vehicles, etc.). As proposed, the AMEX Standard would require, as a condition of listing, that a member closed-end investment company
(i) invest only in hedge funds that independently report their net asset values weekly, and (ii) publicly disclose all material information that an investee hedge fund makes available to its investors (e.g., financial statements and holdings). As discussed above, neither of these conditions is likely to be feasible under the Restructuring.

The AMEX Standard was not adopted prior to the acquisition of the AMEX by the NYSE, and has not subsequently been adopted by the NYSE. Recently, two closed-end funds (Western Asset Mortgage Defined Opportunity Fund and Nuveen Mortgage Opportunity Term Fund 2) (the "PPIP Funds") commenced trading on the NYSE following completion of their initial public offerings. Each of the PPIP Funds has indicated that it intends to invest a significant portion of its assets in a private, pooled investment vehicle that is structured in a manner similar to hedge funds. Each PPIP Fund has agreed to deliver certain financial information to its stockholders in the event such investment exceeds the 25% Threshold, in the same manner as the Fund as discussed above in the response to Question 17. The NYSE permitted the PPIP Funds to be listed without adopting the AMEX Standard, which led the Fund to believe that the AMEX Standard had been abandoned by the NYSE. However, through subsequent discussions with the SEC Staff and officials at the NYSE, the Fund has confirmed that the SEC Staff is encouraging the NYSE to adopt a listing standard substantially similar to the AMEX Standard. Such a listing standard would be subject to the NYSE normal rulemaking procedures (i.e., publication, public comment, adoption, etc.) and could take some time. However, if such a listing standard is eventually adopted and the Restructuring is approved by stockholders and implemented by the New Advisers (i.e., a portion of the Fund's assets is invested in the WHM Hedge Funds or any other private investment vehicle), the Fund likely would not be able to satisfy the newly-adopted listing standard and thus would likely become subject to de-listing by the NYSE unless the Fund receives an exemption from the NYSE. In this event, the Fund's shares would likely be limited to trading in the over-the-counter market, although the Fund may seek to also list its shares on a foreign exchange (e.g., Toronto Stock Exchange, London Stock Exchange or AIM).


If the Fund is required to de-list from the NYSE, the market liquidity for the Fund's common shares would likely be negatively affected, which may make it more difficult for stockholders to sell their securities in the open market and may negatively affect the market price of the Fund's common shares and/or increase the discount between the Fund's net asset value and the market price of its common shares. Even if the Fund is successful in listing its shares on another domestic exchange or a foreign exchange, stockholders could experience inconvenience and higher costs in trading their shares in the Fund, particularly if the shares are listed on a foreign exchange. If the Fund elects to list its shares on a foreign exchange, the Fund may be subject to higher listing fees and other operating costs than those to which it is currently subject. In addition, the Fund may become subject to corporate governance standards that are potentially more restrictive and costly than the NYSE corporate governance standards. The Fund is currently exempt from state securities regulation because of its NYSE listing. Upon de-listing, if the Fund issues new securities it would be required to make state notice filings and pay state blue sky fees if it does not list its shares on another exchange that continues this exemption.

Question 19:  What are the  characteristics  of the hedge funds in which the New
              Advisers anticipate investing?

Answer: Presently, the New Advisers are considering several WHM Hedge Funds for investment. The two WHM Hedge Funds in which the Fund is most likely to invest if the Restructuring is approved have the following characteristics:

     - The first fund takes aggressive, long positions in undervalued companies in the financial services and related sectors that the fund's manager believes offer attractive investment opportunities. Such opportunities may be created by market fragmentation, the trend toward consolidation in the financial services sector, the relative obscurity of smaller companies, or investor misunderstanding of fundamental financial characteristics. The fund may also take short positions in financial services companies and related sectors as a hedge against specific long positions and to take advantage of specific opportunities created by market disequilibrium. Securities for the portfolio are selected primarily on the basis of fundamental value. The fund's manager focuses on companies with strong fundamental characteristics that are undervalued relative to their long-term potential, specifically analyzing the relationship between a company's underlying earnings power and the market price of the stock.
          Attractive valuations are often found in securities issued by institutions that are not widely followed by institutional research analysts. The key objective of the fund is to achieve superior total returns on an absolute basis. In order to achieve this goal, the fund makes investments throughout the capital structure (e.g., preferred stock, convertible securities, fixed income securities) and invests in companies with solid fundamentals and attractive valuations, while shorting securities in those companies with unsustainable valuations. The fund may also utilize leverage and derivatives, including listed and unlisted index and stock options, to hedge positions and enhance returns.

     - The second fund seeks capital appreciation through investments in both long and short positions in the financial services sector as well as through the use of leverage. The fund is managed by four experienced investment managers as a team. The investment team takes a broad approach to the global finance sector and invests in insurance companies, securities brokers, asset management companies, thrifts/building societies, banks, and companies that serve the finance sector. Portfolio concentration in a sub-sector or sub-sectors is determined by the number and risk/reward profiles of available opportunities as well as general market conditions. The managers employ a strict bottom-up approach and make investment decisions based upon market valuations relative to company fundamentals. The objective of the fund is to seek capital appreciation over the long-term. The fund's manager uses allocation of capital, leverage, and the ability to short sell securities as its primary tools in implementing investment conclusions as to the relative attractiveness of individual securities. The fund may also utilize derivatives, including listed and unlisted index and stock options, to hedge positions and enhance returns. It is expected that the fund's portfolio will generally be net long.

Question 20: What will be the investment approach of the New Advisers?

Answer: In the near term, in addition to the anticipated investments in the WHM Hedge Funds, the New Advisers expect to invest primarily in common stocks, including dividend paying common stocks such as those issued by utilities, real estate investment trusts ("REITs") and regulated investment companies under the Code (as defined below) ("RICs"). The Fund may also invest in fixed income securities such as U.S. government securities, preferred stocks and bonds. Although the Fund expects to invest primarily in securities of U.S.-based companies, it may invest without limitation in foreign equity securities and sovereign debt, in each case denominated in foreign currency.

The New Advisers intend to focus on securities issued by companies across a broad range of industries. The Fund will not necessarily be a "large-cap", "mid-cap" or "anything-cap" fund since the New Advisers believe it is unwise to restrict investments to any particular size company. When the Fund makes an investment in a common stock, it may take large positions consistent with its status as a "non-diversified" investment company. It is also likely to hold on to its investments for a long time, allowing the investments to do what they are expected to do - earn money and grow. The New Advisers believe such an approach is in the long-term best interest of stockholders as, the longer stockholders hold their investment without selling, the longer they defer paying taxes on any gains. Since the Horejsi Affiliates own such a large stake in the Fund, the New Advisers are not likely to invest in anything the Horejsi Affiliates would not buy for themselves. In the long run, the New Advisers think that flexibility and value-type investing will produce the best overall total return.

Question 21:  How do the  Fund's  largest  stockholders  intend to vote on these
              Proposals?

Answer:  The  Fund's  largest  stockholders  (described  above  as the  "Horejsi
Affiliates") intend to vote in favor of the Restructuring and each of the Proposals.

                                                              2344 Spruce Street
[GRAPHIC OMITTED]                                                        Suite A
First Opportunity Fund, Inc.                            Boulder, Colorado  80302
                                                    www.firstopportunityfund.com


                         ANNUAL MEETING OF STOCKHOLDERS


                                   May 3, 2010


                                 PROXY STATEMENT


This proxy statement ("Proxy Statement") for First Opportunity Fund, Inc., a Maryland corporation (the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's board of directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on May 3, 2010 at 9:00 a.m. Mountain Daylight Time (local time), at the St. Julien Hotel & Spa, 900 Walnut, Boulder, Colorado and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about _____, 2010, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, or through email communications with stockholders who have enrolled in the Fund's electronic duplicate communications service+/-, telegraph or personal interviews conducted by officers of the Fund, _______________________, the Fund's proxy solicitor and Computershare Trust Company, N.A., the transfer agent of the Fund. The costs of proxy solicitation are expected to be approximately $________. Proxy solicitation expenses as well as expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on March 29, 2010 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.


The Annual Report of the Fund, including audited financial statements for the fiscal year ended March 31, 2009, has been mailed to stockholders. Additional copies of the Fund's most recent Annual Report are available upon request, without charge, by writing to First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302 or by calling (877) 561-7914. The report is also viewable online at the Fund's website at www.firstopportunityfund.com. The Annual Report is not to be regarded as proxy solicitation material.

One Proxy Statement is being delivered to multiple stockholders sharing an address, unless the Fund has received contrary instructions from one or more of the stockholders. The Fund will undertake to deliver promptly, upon written or oral request, a separate copy of the proxy statement to any stockholder who contacts the Fund in writing, or by phone, as stated above. Similarly, stockholders sharing an address can request single copies of a future proxy statement or annual report by contacting the Fund in writing or by contacting the Fund's transfer agent.

--------------------------
+/- Stockholders can receive timely information about the Fund quickly and conveniently! The Fund offers the option for electronic delivery of DUPLICATE copies of all stockholder communications. You can choose the timeliness and convenience of receiving and reviewing stockholder communications, such as annual reports and proxy statements, online in addition to, but more quickly than, the hard copies you currently receive in the mail. If you sign up for the option, you will receive an e-mail notification when stockholder communications are available, containing a link to those communications on the Internet. HOWEVER, presently you will not be able to vote your shares using these links and will have to wait to vote using the hard copies you receive in the mail or electronically from your broker, the transfer agent or proxyvote.com. For more information, please visit the Fund's website at www.firstopportunityfund.com.

An electronic copy of the Notice of Annual Meeting of Stockholders, the Proxy Statement, and a proxy card for the Fund for your vote at the Meeting is available online at www.firstopportunityfund.com.

Wellington Management Company, LLP ("Wellington Management") at 75 State Street, Boston, Massachusetts 02109, currently serves as the investment adviser to the Fund. Fund Administrative Services, L.L.C. ("FAS"), 2344 Spruce Street, Suite A, Boulder, Colorado 80302, and ALPS Fund Services, Inc., 1290 Broadway, Suite
1100, Denver, Colorado 80203, serve as co-administrators to the Fund. Computershare Trust Company, N.A. acts as the transfer agent to the Fund and is located at 250 Royall Street, Canton, Massachusetts 02021.


If the enclosed proxy is properly executed and returned by May 3, 2010, in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR each of the Proposals and, in the discretion of the proxy holders, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's secretary at the above address prior to the date of the Meeting.


A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the bylaws of the Fund (the "Bylaws"), a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose and vote for one or more adjournments of the Meeting. An adjournment for lack of a quorum requires the affirmative vote of the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy. In the event that a quorum is present but sufficient votes to approve one or more Proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any Proposal that did not receive the votes necessary for its passage. With respect to those Proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other Proposals. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any Proposal against any such adjournment.

The Fund has one class of stock: common stock, par value $0.001 per share (the "Common Stock" or the "Shares"). On the Record Date, there were 28,739,389 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting and fractional Shares are entitled to proportionate shares of one vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who is known by the Fund to beneficially own 5% or more of the Common Stock.


              Name of Owner                   Number of Shares          Number of Shares            Percentage
                                             Directly Owned (1)        Beneficially Owned       Beneficially Owned
------------------------------------------ ----------------------- --------------------------- ----------------------
Stewart R. Horejsi Trust No. 2 (1)*                 2,169,602              2,169,602                    7.55%
Lola Brown Trust No. 1B (1)*                        4,272,118              4,272,118                   14.87%
Mildred B. Horejsi Trust (1)*                       2,025,122              2,025,122                    7.05%
Susan L. Ciciora Trust (1)*                         1,737,573              1,737,573                    6.05%
                                           ----------------------- --------------------------- ----------------------
Aggregate Shares Owned by Horejsi                  10,204,415             10,204,415                   35.51%
Affiliates (defined below)
------------------------------------------ ----------------------- --------------------------- ----------------------
T. Rowe Price Associates, Inc.**                    2,064,331              2,064,331                    7.18%

* The address of each listed owner is c/o The Alaska Trust Company, LLC, 1029 West Third Avenue, Ste 400 Anchorage, AK 99501.

** These securities are owned by various individual and institutional investors for which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities.

     Shares stated are as reported in a Schedule 13G Amendment No. 1 filed with the Securities and Exchange Commission on February 12, 2010.

(1)  Direct Ownership.  The Susan L. Ciciora Trust (the "Susan Trust"),  Mildred
     B. Horejsi Trust (the "Mildred Trust"), Lola Brown Trust No. 1B (the "Brown Trust"), and Stewart R. Horejsi Trust No. 2 ("SRH Trust") directly own the shares indicated for such entity in the table above, totaling 10,204,415 (35.51%). These trusts (the "Trusts") along with Alaska Trust Company ("ATC") and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended). These entities and other trusts or companies with interlocking trusteeship, management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above. ATC is (i) the sole trustee of the Susan Trust; (ii) together with Brian Sippy and Susan Ciciora (Mr. Horejsi's daughter), one of three trustees of the Mildred Trust; and (iii) together with Larry Dunlap and Ms. Ciciora, one of three trustees of the Brown Trust. ATC is a commercial trust company organized under the laws of Alaska, of which 98% of the outstanding and voting securities are owned by the Stewart West Indies Trust ("West Indies Trust"). Douglas J. Blattmachr, President of ATC, owns 2% of the outstanding shares of ATC. The Directors and officers of ATC are Larry L. Dunlap (Director), Stephen C. Miller (Vice President and Director), Mr. Blattmachr (President and Director), Brandon Cintula (Vice President and Director), and Richard Thwaites (Secretary/Treasurer and Director). ATC, its officers and its directors disclaim beneficial ownership of shares owned directly by the Trusts.

----------------------------

Solely for ease of reference, the Susan Trust, Mildred Trust, Brown Trust, ATC, SRH Trust, as well as other trusts and entities associated with the Horejsi family are collectively referred to herein as the "Horejsi Affiliates". Information as to beneficial ownership above has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company, held of record, but not beneficially, __________ shares or ________% of Common Stock outstanding of the Fund.

As of the Record Date, the Trusts, executive officers and directors of the Fund, as a group, owned 10,254,741 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above), representing 35.68% of Common Stock.


                              OVERVIEW OF PROPOSALS

This Proxy Statement describes six proposals (together the "Proposals"). The first four Proposals (the "Restructuring Proposals"), if approved, will provide enhanced investment flexibility to the New Advisers (defined below) and expand the universe of investments in which the Fund may invest. Proposals 1 and 2 ask stockholders to approve new advisory agreements between the Fund and the New Advisers (the "Advisory Agreements") and Proposal 3 asks stockholders to approve a new sub-advisory agreement between Wellington Management, the New Advisers and the Fund (the "Sub-Advisory Agreement"). Proposal 4 asks stockholders to remove the Fund's fundamental policy of investing at least 65% of its assets in financial services companies (the "Concentration Policy"). Proposal 5 is a precautionary proposal which, if the Restructuring Proposals fail to pass, will amend the Concentration Policy such that the threshold for investing in financial services companies will be reduced to 25% from its current threshold of 65%. And finally, Proposal 6 is for the election of Directors. The Board, including the Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the "1940 Act") (the "Independent Directors"), unanimously recommends that you vote "FOR" all the Proposals. The Horejsi Affiliates, which hold approximately 35.51% of the Fund's outstanding Common Stock, have informed the Board that they will vote their Shares FOR all the Proposals.


                                PROPOSALS 1 AND 2

   TO APPROVE OR DISAPPROVE THE PROPOSED INVESTMENT ADVISORY AGREEMENTS WITH
                                  RMA AND SIA

Background of the Proposals. Wellington Management has managed the Fund since its inception in 1986. Over this term of management, the Fund has significantly outperformed its peer groups and the relevant indices. During the past several years, in response to material changes in the financial services industry since the Fund was initially launched, the Board has reviewed a number of options to seek to improve the risk-adjusted return of the Fund by initially removing certain investment restrictions. In 2008, the Board encouraged management to identify unnecessary investment restrictions and streamline the Fund to provide Wellington Management with additional investment flexibility to take advantage of investment opportunities. In April 2008, Fund management, in conjunction with Wellington Management, conducted a comprehensive survey of the investment restrictions imposed on the Fund, and Fund management recommended fundamental changes to the Fund's diversification status and investment policies. In May 2008, the Board held a special meeting to consider a set of proposals to eliminate or revise the Fund's investment restrictions and policies, some of which would be submitted to stockholders for consideration at the annual meeting in July 2008. In particular, management recommended changing the name of the Fund to eliminate the term "Financial", changing the investment objective to "total return" and changing the Fund from a "diversified" to a "non-diversified" investment company, the latter two requiring a vote of a majority of the Fund's outstanding shares. In July 2008, stockholders approved changing the Fund's investment objective to "total return" and reclassifying the investment objective as non-fundamental. In addition, stockholders approved changing the Fund's classification and related fundamental investment restriction to "non-diversified" and approved elimination of the Fund's fundamental investment restriction regarding the ability to hold greater than 5% in a single issuer. Although these changes provided Wellington Management significantly more investment latitude, they still fell short of providing the flexibility utilized by the WHM Hedge Funds.

In the past, at the Board's request in conjunction with the Board's annual consideration of Wellington Management's investment advisory contract, Wellington Management has provided the investment returns of certain hedge funds sponsored by an affiliate of Wellington Management, Wellington Hedge Management LLC ("WHM") (the "WHM Hedge Funds") and managed by Wellington Management and the Fund's current portfolio manager. Even though these hedge funds have investment objectives similar to the Fund's, these private funds employ different investment strategies, including short selling and have at times outperformed the Fund. This was especially the case during the most recent market downturn when the Fund, having a "long only" investment approach, was not able to take advantage of the many short selling opportunities offered by the financial industry. Wellington Management does not engage in short selling in portfolios that require public disclosure of its short positions. Thus, the Fund cannot take advantage of short selling and retain Wellington Management as the investment adviser under its current structure. In addition, compared to registered investment companies, hedge funds have fewer regulatory constraints which permits them greater flexibility to engage in a broader array of, and less constrained, investment strategies, such as the use of short sales, leverage and derivatives. The Board then asked management to review options that would allow the Fund to take greater advantage of the talents of Wellington Management and its investment personnel, and the broader array of, and less constrained, investment strategies that hedge funds may offer, to seek to improve the risk-adjusted return of the Fund for the benefit of stockholders.

In October 2008, representatives of the Fund and Wellington Management met to discuss the feasibility, and technical, operational and legal issues in connection with a direct investment by the Fund in the WHM Hedge Funds. It was quickly determined that, because of the affiliate restrictions under the 1940 Act, the Fund could not invest in any Wellington Management-affiliated hedge funds while Wellington Management was the primary adviser to the Fund. As an alternative, the parties discussed the possibility of Wellington Management being replaced by the Board with the New Advisers as investment adviser, and then the New Advisers making the investment decision to invest in the WHM Hedge Funds. The Board believed this structure would indirectly provide stockholders with better access to the unrestricted investment tools of Wellington Management and its investment personnel. A set of issues arose out of the October discussions that Fund management and counsel for the Fund had to research and consider and, if feasible, present to the Board their recommendation at the next regular meeting in February 2009.

At the February 2009 meeting, the Board reviewed memoranda prepared by management and counsel addressing a number of technical, legal and tax issues identified during the preceding months. In particular, these memoranda addressed the threshold question of whether the Fund could make meaningful investments in WHM Hedge Funds. It was determined that, under the proposed restructuring (i.e., the Board replacing Wellington Management with the New Advisers as the primary advisers), the Fund would be able to make significant investments in the WHM Hedge Funds. Over the next three months, management and counsel continued their analysis of a potential restructuring and, at the Board's next regular meeting in April 2009, management presented a formal proposal which contemplated Wellington Management being replaced as the Fund's primary adviser, and the New Advisers being appointed to that role, Wellington Management becoming a sub-adviser to the Fund, and removing the Concentration Policy (together the "Restructuring"). The Board also considered a memorandum prepared by Wellington Management regarding issues to consider regarding the proposed Restructuring. The Board considered the Restructuring at a special meeting of the Board on April 16, 2009, and again at its regularly scheduled meetings on April 24, 2009 and July 24, 2009. At the meeting held on April 24, 2009, the Board, by unanimous vote (including a separate vote of the Independent Directors), approved the Advisory Agreements, Sub-Advisory Agreement and removing the Concentration Policy and recommended they be submitted to stockholders for approval. At the meeting held on July 24, 2009, the Board considered SEC Staff comments to the Fund's preliminary proxy statement concerning the extent to which the Fund could invest in WHM Hedge Funds or other hedge funds without having to provide disclosure with respect to investee hedge fund financial statements. In response to comments received by the SEC Staff, the Board adopted policies and procedures that would limit the Fund's initial investment in any single hedge fund to approximately 17% of the Fund's net asset value at the time of investment and would require affirmative steps to reduce the Fund's investment in any hedge fund when the value of any such investment exceeds 22% of the Fund's net asset value.

Summary of the Restructuring Proposals.

The Restructuring Proposals include three distinct proposals:

     1. Approval of new co-advisory agreements (i.e., the Advisory Agreements) between the Fund and Rocky Mountain Advisers, L.L.C. ("RMA") and Stewart Investment Advisers ("SIA") (together, the "New Advisers");

     2. Approval of a new sub-advisory agreement (i.e., the Sub-Advisory Agreement) between the Fund and Wellington Management, whereby Wellington Management will manage a discrete portfolio of securities (defined below as the "Legacy Holdings") for a period of two years after the effective date of the Restructuring (i.e., the date on which stockholders approve the Restructuring Proposals) (the "Effective Date"); and

     3.   Removing the Concentration Policy.

The Restructuring was conceived primarily to give the Fund significant access to the WHM Hedge Funds. In order to accomplish this and to comply with federal securities laws, the Restructuring contemplates segregating the Fund's assets into two discrete portfolios:

     1. The first portfolio, which would include any investment in a WHM Hedge Fund, would be determined and managed by the New Advisers in their sole discretion. Because the WHM Hedge Funds and the Fund hold many of the same or similar securities, it is anticipated that the Fund will contribute "in-kind" some portion of its current holdings to the WHM Hedge Funds in exchange for an equity interest in the WHM Hedge Funds, although the extent of any in-kind contribution cannot be determined until after the Effective Date. In addition, the New Advisers would assume responsibility for all cash or cash equivalent assets, as well as certain of the Fund's large cap equity holdings familiar to the New Advisers. Finally, as Legacy Holdings (defined below) are liquidated, proceeds will be turned over to the New Advisers to be invested in accordance with the Fund's investment objective.

     2. The second portfolio, which would include all the Fund's remaining assets not assumed by the New Advisers, anticipated to be fair-valued and other liquidity-challenged securities (the "Legacy Holdings"), would be managed by Wellington Management in accordance with the Fund's investment objective but with a view toward liquidating the assets to generate cash for the New Advisers to invest. Wellington
          Management's role would be limited solely to continuing to hold or selling the Legacy Holdings, and/or familiarizing the New Advisers with the Legacy Holdings. Any proceeds realized from the sale of Legacy Holdings would be turned over to the New Advisers to manage. After the Effective Date, Wellington Management would have no authority to directly purchase any security or investment for the Fund. The Restructuring contemplates Wellington Management managing the Legacy Holdings for a period not to exceed two years after the Effective Date, at which time any Legacy Holdings still held by the Fund would be turned over to the New Advisers and the Sub-Advisory Agreement would terminate.

The Board believes it is important to engage Wellington Management as a temporary sub-adviser because the Fund is presently invested primarily in securities issued by smaller financial services companies which were chosen and are overseen by Wellington Management in its current capacity as the Fund's sole adviser and with respect to which the New Advisers have limited familiarity. The two-year time limit is designed to give the New Advisers a chance to familiarize themselves with the remaining Legacy Holdings.

Reasons for the Restructuring Proposals. The Board and New Advisers firmly believe that increasing investment flexibility is crucial to maximizing stockholder value and that giving the Fund the capabilities to invest in the WHM Hedge Funds gives stockholders maximum flexibility. The Board and New Advisers also believe that restructuring the Fund so that it can invest significantly in the WHM Hedge Funds will provide the opportunity for superior risk-adjusted returns. Finally, the Board and the New Advisers believe that recent market events including the sub-prime fiasco and the banking, credit and liquidity crisis, have disproportionately impacted the Fund under its Concentration Policy, and that the continuation of the Concentration Policy could expose the Fund to considerable risk and volatility should the financial services industry take a farther downturn.

Risks and Special Considerations Associated with the Restructuring Proposals. The Restructuring Proposals will necessarily change the risk profile of the Fund and stockholders should consider the following risks and special considerations in determining whether to vote in favor of the Restructuring Proposals or whether their investment in the Fund is suitable.

     Risks Related to Types of Investments and Investment Strategies. Hedge fund investments selected by the New Advisers (collectively, "Hedge Funds") may invest and trade in a wide range of instruments and markets and thus give rise to the wide range of risks associated with such instruments and markets. For example:

          o Hedge Funds may invest in all types of securities and financial instruments, including but not limited to equities, fixed income investments, options, futures, swaps and other derivatives or derivative transactions ("Derivatives"). Such investments may be illiquid and highly leveraged, or subject to extreme volatility.

          o    Hedge Funds may use a wide range of investment  techniques,  some
               of  which  may  subject   investors  to  heightened  risk  (e.g.,
               leveraging, selling securities short, etc.).

          o Hedge Funds are generally not limited in the markets in which they are expected to invest, or the investment discipline that their managers may employ, such as value or growth or bottom-up or top-down analysis.

          o Hedge Funds may use various investment techniques for hedging and non-hedging purposes, some of which may subject investors to heightened risk (e.g., selling securities short, purchasing and selling options contracts and entering into other Derivatives).

     Investment in a particular "type" of investment or the use of a particular technique may be an integral part of a Hedge Fund's investment strategy and may involve certain risks and result in significant losses. The above risk factors and considerations, as well as other risk factors and considerations associated with investing in Hedge Funds, are discussed in greater detail under the subheading "Investments by Hedge Funds" below. There can be no assurance that WHM or other managers of Hedge Funds selected by the New Advisers will succeed in any of these investment types or techniques.

     Hedge Fund Strategy Risk. The Fund will be subject to Hedge Fund strategy risk. Strategy risk refers to the failure or deterioration of investment or trading techniques employed within or across strategies, such that some or all managers employing such techniques may suffer significant losses.

          o Losses associated with strategy risk may result from excessive concentration by multiple managers in the same or similar trading positions.

          o    Broad   events  or  market   dislocations,   particularly   those
               accompanied by illiquidity, may adversely affect a wide range of Hedge Funds in certain strategies.

          o Many of the trading or investment strategies employed by Hedge Funds are speculative and involve substantial risks. Specific strategy risks relating to Hedge Fund strategies include, for example, strategies utilized by managers in the general hedged equity, event driven, distressed securities, short-selling, opportunistic/macro and international/emerging markets trading sectors.

     The application of a particular strategy may be an integral part of a Hedge Fund's investment approach and may involve certain risks and result in significant losses. The above risk factors and considerations, as well as other risk factors and considerations associated with investing in Hedge Funds, are discussed in greater detail under the subheading "Investments by Hedge Funds" below. There can be no assurance that WHM or other managers of Hedge Funds selected by the New Advisers will succeed in any of these strategies.

     Non-Diversified Status. As a non-diversified investment company, the Fund is not subject to percentage limitations imposed by the 1940 Act on the portion of its assets that may be invested in the securities of any one issuer. Also, there are no requirements under the 1940 Act that the investments of the Hedge Funds be diversified and the Hedge Funds may, in some cases, concentrate their investments in a single industry or group of related industries. As a result, the Fund's investment portfolio may be subject to greater risk and volatility than if it were subject to the diversification requirements under the 1940 Act. Presently under the 1940 Act, there are no percentage limitations regarding the level of investment the Fund can make in Hedge Funds, although new laws or regulations may change this at any time.

     The Fund is, however, subject to certain asset diversification requirements relating to its tax status as a regulated investment company (a "RIC") under the Internal Revenue Code (the "Code"). Management of the Fund will seek to satisfy these asset diversification requirements on a "look through" basis with respect to the Fund's investments in Hedge Funds, such that the Fund considers the underlying holdings of those Hedge Funds in measuring the Fund's diversification for this purpose. Hedge funds are not generally required to provide current complete holdings information regarding their investments to their investors (including the Fund). Thus, the Fund may not be able to determine whether such diversification requirements have been met on a "look-through" basis.

     Lack of Liquidity. The Fund's interests in the Hedge Funds will generally be illiquid. The Fund may make investments in, or withdrawals from, the Hedge Funds only at certain times specified in the governing documents of the Hedge Funds. The Fund will typically be able to dispose of Hedge Fund interests that it has purchased only on a periodic basis, subject to advance notice requirements. In addition, Hedge Funds may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspensions of withdrawal rights under certain circumstances, during which time the Fund may not withdraw all or part of its interest in the Hedge Fund, or may withdraw only by paying a penalty. There may be times when the New Advisers intend to withdraw all or a portion of the Fund's investment in a Hedge Fund but cannot immediately do so even when other investors in the Hedge Fund are able to withdraw.

     Fluctuations in Value. Since the New Advisers anticipate initially investing 50% of the Fund's assets in Hedge Funds, the value of the Fund's net assets will fluctuate significantly based on the fluctuation in the value of the Hedge Funds in which it invests. To the extent that the portfolio of a Hedge Fund is concentrated in securities of a single issuer or issuers in a single industry or market, the risk of the Fund's investment in that Hedge Fund will be increased. Hedge Funds may be more likely than other types of funds to engage in the use of leverage, short sales and Derivatives. A Hedge Fund's use of such transactions is likely to cause the value of the Fund's portfolio to appreciate or depreciate at a greater rate than if such techniques were not used. The investment environment in which the Hedge Funds invest may be influenced by, among other things, interest rates, inflation, politics, fiscal policy, current events, competition, productivity, technological and regulatory change.

     Multiple Fees and Expenses. As discussed below under "Advisory Agreements", the New Advisers will be paid an asset-based fee (i.e., the Proposed Fee (described below)) on the Managed Assets (described below) including any investments in Hedge Funds. In addition, Hedge Fund managers typically are paid an asset-based fee in the range of 1.00% to 2.00% of total assets. Moreover, Hedge Fund managers typically are paid performance-based fees in the range of 20% of profits with respect to annual gains generated in their Hedge Funds. Thus, under the Restructuring, there is the potential for multiple advisory fees to be paid and consequently advisory-related fees could be significantly higher, especially when there are net gains in the Hedge Fund. However, as described below, the New Advisers have agreed to waive their fees in an amount equal to up to 1.00% of the Fund's assets invested in a WHM Fund to offset any asset-based fees (but not any performance-based fees) paid to WHM with respect to the Fund's assets. WHM charges an asset-based fee of 1.00% to the WHM Hedge Funds presently under consideration for investment by the New Advisers. In any event, an investor in the Fund may be subject to higher operating expenses than otherwise if invested in another closed-end fund with a different investment focus.

     The receipt of a performance-based fee by a Hedge Fund manager may create an incentive for the manager to make investments that are riskier or more speculative than those that might have been made in the absence of such fees. Further, because a performance-based fee will generally be calculated on a basis that includes unrealized appreciation of the Fund's assets, such fee may be greater than if it were based solely on realized gains. In addition, a Hedge Fund manager will receive any performance-based fee to which it is entitled, irrespective of the performance of the other Hedge Funds in the Fund generally. Thus, a Hedge Fund manager with positive performance may receive compensation from the Fund even if the Fund's overall returns are negative.

     Concentration. If stockholders approve Proposal 4, which would remove the Concentration Policy, the Fund would not concentrate, or invest 25% or more of the value of its total assets in the securities (other than U.S. Government securities) of issuers engaged in a single industry or group of related industries (but the Fund may and intends to invest 25% or more of the value of its total assets in Hedge Funds). Hedge Funds generally are not subject to similar industry concentration restrictions on their investments and, in some cases, may invest 25% or more of the value of their total assets in a single industry or group of related industries. It is possible that, at any given time, the assets of Hedge Funds in which the Fund has invested will have investments in a single industry or group of related industries that when combined with the direct holdings of the Fund in the same industry or group of industries might constitute 25% or more of the value of the Fund's total assets. Because these circumstances may arise, the Fund is subject to greater investment risk to the extent that a significant portion of its assets may at some times be invested, directly or indirectly, through Hedge Funds in which it invests, in the securities of issuers engaged in similar businesses that are likely to be affected by the same market conditions and other industry-specific risk factors. Hedge Funds are not generally required to provide current information regarding their investments to their investors (including the Fund). Thus, the Fund and the New Advisers may not be able to determine at any given time whether or the extent to which Hedge Funds, in the aggregate, have invested 25% or more of their combined assets in any particular industry or group of related industries.

     If stockholders approve the Restructuring, including Proposal 4, the Fund would likely be concentrated in the securities of financial services companies immediately following the Effective Date, as a result of the current effectiveness of the Concentration Policy. However, the New Advisers would seek to reduce the Fund's holdings in financial services companies to below 25% of the Fund's assets in as prompt and prudent manner possible.

     Duplicative Transaction Costs. Hedge Fund managers make the investment decisions of their Hedge Funds independently of each other. Consequently, at any particular time, one Hedge Fund may be purchasing interests in an issuer that at the same time are being sold by another Hedge Fund.
     Investing by the Hedge Funds in this manner will cause the Fund to indirectly incur certain transaction costs without accomplishing any net investment result. Similarly, Wellington Management, in its management of the Legacy Holdings or the New Advisers in managing non-Hedge Fund investments, may be selling interests in an issuer that at the same time are being purchased by another Hedge Fund, again causing the Fund to indirectly incur certain transaction costs without accomplishing any net investment results.

     Hedge Funds Not Registered. The Hedge Funds generally will not be registered as investment companies under the 1940 Act and the Fund, as an investor in these Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. The 1940 Act provides certain protections to investors such as an independent board of directors and imposes certain investor protection restrictions on registered investment companies and their affiliates. These protections include: (i) the requirement that an investment company have an independent board of directors with fiduciary duties to shareholders to oversee, among other things, the activities of the investment advisor, including approval of management fees and the ability to remove the investment advisor; (ii) prohibitions on affiliated transactions; (iii) the requirement of a code of ethics; (iv) custody and safekeeping of assets;
     (v) disclosure and continuous reporting requirements; (vi) record keeping requirements; and (vii) general protections against wrongdoing. including requirements to provide investors with periodic reporting and certain standardized pricing and valuation information. Although the New Advisers will periodically receive information from each Hedge Fund regarding its investment performance and investment strategy, the New Advisers may have little or no means of independently verifying this information. Hedge Funds are not contractually or otherwise obligated to inform their investors, including the Fund, of details surrounding proprietary investment strategies. In addition, the Fund and the New Advisers will have no control over the Hedge Funds' investment management, brokerage, custodial arrangements or operations and must rely on the experience and competency of each Hedge Fund manager in these areas.

     Special Tax Risks. The Fund has elected to, and intends to meet the requirements necessary to, qualify as a "regulated investment company" or "RIC" under Subchapter M of the Code. As such, the Fund must satisfy, among other requirements, certain ongoing asset diversification, source-of-income and annual distribution requirements. Each of these ongoing requirements for qualification for the favorable tax treatment available to RICs requires that the Fund obtain information from the Hedge Funds in which the Fund is invested. Management of the Fund will seek to satisfy the asset diversification requirements on a "look through" basis with respect to the Fund's investments in Hedge Funds, such that the Fund considers the underlying holdings of those Hedge Funds in measuring the Fund's diversification for this purpose.

     If before the end of any quarter of its taxable year, the Fund believes that it may fail the asset diversification requirement, the Fund may seek to take certain actions to avert such a failure. The Fund may try to acquire additional interests in Hedge Funds to bring itself into compliance with the asset diversification test. However, the action frequently taken by RICs to avert such a failure, the disposition of non-diversified assets, may be difficult for the Fund to pursue because the Fund may redeem its interest in a Hedge Fund only at certain times specified by the governing documents of each respective Hedge Fund. While relevant provisions also afford the Fund a 30-day period after the end of the relevant quarter in which to cure a diversification failure by disposing of non-diversified assets, the constraints on the Fund's ability to effect a redemption from a Hedge Fund referred to above may limit utilization of this cure period.

     If the Fund fails to satisfy the asset diversification or other RIC requirements, it may lose its status as a RIC under the Code. In that case, all of its taxable income would be subject to U.S. federal income tax at regular corporate rates without any deduction for distributions to the
     Fund's stockholders. In addition, all distributions (including distributions of net capital gain) would be taxed to their recipients as dividend income to the extent of the Fund's current and accumulated earnings and profits. Accordingly, disqualification as a RIC would have a material adverse effect on the value of the Fund's shares and the amount of the Fund's distributions.

     Risks Associated with Investments by Hedge Funds.

          Equity Securities. Hedge Funds may hold long and short positions in common stocks, preferred stocks and convertible securities of U.S. and non-U.S. issuers. Hedge Funds also may invest in depositary receipts or shares relating to non-U.S. securities. Equity securities fluctuate in value, often based on factors unrelated to the fundamental economic condition of the issuer of the securities, including general economic and market conditions, and these fluctuations can be pronounced. Hedge Funds may purchase securities in all available securities trading markets and may invest in equity securities without restriction as to market capitalization.

          Leverage. Some or all of the Hedge Funds may make margin purchases of securities and, in connection with these purchases, borrow money from brokers and banks for investment purposes. This practice, which is known as "leverage," is speculative and involves certain risks. Although the New Advisers do not currently anticipate that the Fund will engage directly in leveraging, the Fund is permitted to deploy leverage and other investment companies managed by the Boulder Advisers are leveraged. So, it is likely that, eventually, the Fund will deploy leverage, but only to the extent permitted by the 1940 Act.

          Trading equity securities on margin involves an initial cash requirement representing at least a percentage of the underlying security's value. Borrowings to purchase equity securities are typically secured by the pledge of those securities. Hedge Funds may also finance securities purchases through the use of reverse repurchase agreements with banks, brokers and other financial institutions. Although leverage will increase investment returns if a Hedge Fund earns a greater return on the investments purchased with borrowed funds than it pays for the use of those funds, the use of leverage will decrease the return on a Hedge Fund if the Hedge Fund fails to earn as much on investments purchased with borrowed funds as it pays for the use of those funds. The use of leverage will in this way magnify the volatility of changes in the value of an investment in the Hedge Funds. In the event that a Hedge Fund's equity or debt instruments decline in value, the Hedge Fund could be subject to a "margin call" or "collateral call," under which the Hedge Fund must either deposit additional collateral with the lender or suffer mandatory liquidation of the pledged securities to compensate for the decline in value. In the event of a sudden, precipitous drop in value of a Hedge Fund's assets, the Hedge Fund might not be able to liquidate assets quickly enough to pay off its borrowing. Money borrowed for leveraging will be subject to interest costs that may or may not be recovered by return on the securities purchased. Hedge Funds may be required to maintain minimum average balances in connection with its borrowings or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

          Section 18 of the 1940 Act requires a registered investment company such as the Fund to satisfy certain asset coverage requirements relative to its indebtedness. This limit is not expected to apply to any of the Hedge Funds in which the Fund intends to invest, so the Fund's portfolio may be exposed to the risk of highly leveraged investment programs of certain Hedge Funds and thus increase the volatility of the Fund's investment. In seeking "leveraged" market exposure in certain investments and in attempting to increase overall returns, a Hedge Fund may purchase options and other synthetic instruments that do not constitute "indebtedness" for purposes of the 1940 Act but may nevertheless involve significant economic leverage and may, in some cases, involve significant risks of loss.

          Short Sales. A Hedge Fund may attempt to limit its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that its manager believes possess volatility characteristics similar to those being hedged. A Hedge Fund may also use short sales for non-hedging purposes to pursue its investment objectives if, in the manager's view, the security is over-valued in relation to the issuer's prospects for earnings growth. Short selling is speculative in nature and, in certain circumstances, can substantially increase the effect of adverse price movements on a Hedge Fund's portfolio. A short sale of a security involves the risk of an unlimited increase in the market price of the security that can in turn result in an inability to cover the short position and a theoretically unlimited loss. There can be no assurance that securities necessary to cover a Hedge Fund's short position will be available for purchase.

          A Hedge Fund may make "short sales against-the-box," in which it will sell short securities it owns or has the right to obtain without payment of additional consideration. If a Hedge Fund makes a short sale against-the-box, it will be required to set aside securities equivalent in kind and amount to the securities sold short (or securities convertible or exchangeable into those securities) and will be required to hold those securities while the short sale is outstanding. A Hedge Fund will incur transaction costs, including interest expenses, in connection with initiating, maintaining and closing out short sales against-the-box.

          Special Investment Instruments and Techniques. Hedge Funds may utilize a variety of special investment instruments and techniques described below to hedge the portfolios of the Hedge Funds against various risks, such as changes in interest rates or other factors that affect security values, or for non-hedging purposes in seeking to achieve a Hedge Fund's investment objective. The New Advisers, on behalf of the Fund, may also use these special investment instruments and techniques for either hedging or non-hedging purposes. These strategies may be executed through Derivatives. The instruments used and the particular manner in which they are used may change over time as new instruments and techniques are developed or regulatory changes occur. Certain of these special investment instruments and techniques are speculative and involve a high degree of risk, particularly in the context of non-hedging transactions.

     o Derivatives. Hedge Funds may invest in, or enter into, Derivatives. Derivatives are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index or interest rate. Derivatives entered into by a Hedge Fund can be volatile and involve various types and degrees of risk, depending upon the characteristics of a particular Derivative and the portfolio of the Hedge Fund as a whole. Derivatives permit a manager to increase or decrease the level of risk of an investment portfolio, or change the character of the risk, to which an investment portfolio is exposed in much the same way as the manager can increase or decrease the level of risk, or change the character of the risk, of an investment portfolio by making investments in specific securities. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in Derivatives could have a large potential effect on performance of a Hedge Fund. The Hedge Fund manager's use of Derivatives may include total return swaps, options and futures designed to replicate the performance of a particular Hedge Fund or to adjust market or risk exposure. If a Hedge Fund invests in Derivatives at inopportune times or incorrectly judges market conditions, the investments may lower the return of the Hedge Fund or result in a loss. A Hedge Fund also could experience losses if Derivatives are poorly correlated with its other investments, or if the Hedge Fund is unable to liquidate the position because of an illiquid secondary market. The market for many Derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Derivatives.

     o Options and Futures. Hedge Funds may utilize options and futures contracts and so-called "synthetic" options or other Derivatives written by broker-dealers or other permissible financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Hedge Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Options may also be illiquid and, in such cases, the Hedge Fund may have difficulty closing out its position. Over-the-counter options also may include options on baskets of specific securities. Hedge Funds may purchase call and put options on specific securities, and may write and sell covered or uncovered call and put options for hedging purposes in pursuing the investment objectives of the Hedge Funds. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price, typically at any time prior to the expiration of the option. A covered call option is a call option with respect to which the seller of the option owns the underlying security. The sale of such an option exposes the seller during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or to possible continued holding of a security that might otherwise have been sold to protect against depreciation in the market price of the security. A covered put option is a put option with respect to which cash or liquid securities have been placed in a segregated account on the books of or with a custodian to fulfill the obligation undertaken. The sale of such an option exposes the seller during the term of the option to a decline in price of the underlying security while depriving the seller of the opportunity to invest the segregated assets.

          A Hedge Fund may close out a position when writing an option by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. In such a case, the Hedge Fund will realize a profit or loss if the amount paid to purchase an option is less or more than the amount received from the sale of the option.

          Hedge Funds may enter into futures contracts in U.S. markets or on exchanges located outside the United States. Non-U.S. markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S.. Non-U.S. markets, however, may have greater risk potential than U.S. markets. For example, some non-U.S. exchanges are principal markets in which no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any profits realized could be eliminated by adverse changes in the exchange rate, and the Fund or a Hedge Fund could incur losses as a result of those changes. Transactions on non-U.S. exchanges may include both commodities that are traded on U.S. exchanges and those that are not. Unlike trading on U.S. commodity exchanges, trading on non-U.S. commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission.

          Engaging in transactions in futures contracts involves risk of loss to the Fund or the Hedge Fund that could adversely affect the value of the Hedge Fund's and the Fund's net assets. There can be no assurance that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, preventing prompt liquidation of futures positions and potentially subjecting the Fund or the Hedge Funds to substantial losses. Successful use of futures also is subject to the New Advisers' or a Hedge Fund manager's ability to correctly predict movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to determine the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

          Positions of the SEC and its staff may require the Hedge Fund managers to segregate permissible liquid assets in connection with their options and commodities transactions in amounts generally equal to the value of the underlying option or commodity. The segregation of these assets will have the effect of limiting the manager's ability to otherwise invest those assets. While the Hedge Funds may engage in transactions involving options and commodities, the Fund will not directly engage in, nor will it segregate assets in connection with, such transactions.

     o Call and Put Options on Securities Indices. Hedge Funds may purchase and sell call and put options on stock indices listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes in seeking to achieve the investment objectives of the Hedge Funds. A stock index fluctuates with changes in the market values of the stocks included in the index. Successful use of options on stock indices will be subject to the Hedge Fund manager's ability to correctly predict movements in the direction of the stock market generally or of a particular industry or market segment, which requires different skills and techniques from those involved in predicting changes in the price of individual stocks.

     o Warrants and Rights. Hedge Funds may invest in warrants and rights. Warrants and rights may be purchased separately or may be received as part of a unit or attached to securities purchased. Warrants are Derivatives that permit, but do not obligate, their holders to subscribe for other securities or commodities. Rights are similar to warrants, but normally have shorter durations and are offered or distributed to stockholders of a company. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any interest in the assets of the issuer. As a result, warrants and rights may be more speculative than certain other types of equity-like securities. In addition, the values of warrants and rights do not necessarily change with the values of the underlying securities or commodities and these instruments cease to have value if they are not exercised prior to their expiration dates.

     o Swap Agreements. Hedge Funds may enter into equity, interest rate, index and currency rate swap agreements in order to obtain a particular return when it is desirable to do so, possibly at a lower cost than if the Hedge Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," that is, the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular non-U.S. currency, or in a "basket" of securities representing a particular index. Most swap agreements entered into by a Hedge Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that the Hedge Fund is contractually obligated to make. If the other party to a swap defaults, the Hedge Fund's risk of loss consists of the net amount of payments that the Hedge Fund contractually is entitled to receive.

     o Lending Portfolio Securities. Hedge Funds may lend their securities to brokers, dealers and other financial institutions seeking to borrow securities to complete certain transactions. The lending Hedge Fund remains entitled to payments in amounts equal to the interest, dividends or other distributions payable in respect of the loaned securities, which affords the Hedge Fund an opportunity to earn interest on the amount of the loan and on the loaned securities' collateral. In connection with any such transaction, the Hedge Fund will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit that will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. A Hedge Fund may experience loss if the institution with which the Hedge Fund has engaged in a portfolio loan transaction breaches its agreement with the Hedge Fund.

     o When-Issued and Forward Commitment Securities. Hedge Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices. These transactions involve a commitment by a Hedge Fund to purchase or sell securities at a future date (ordinarily one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Hedge Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If a Hedge Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. The risk exists that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by a Hedge Fund on a forward basis will not honor its purchase obligation. In such cases, a Hedge Fund may incur a loss.

     o Restricted and Illiquid Investments. A Hedge Fund may invest a portion of the value of its total assets in restricted securities and other investments that are illiquid. The Fund may likewise, without limitation, invest in such securities and investments. The Hedge Funds in which the Fund invests will themselves generally be illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 (the "Securities Act") or that may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. When registration is required to sell a security, a Hedge Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Hedge Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions were to develop during this period, a Hedge Fund might obtain a less favorable price than the price that prevailed when the Hedge Fund decided to sell. Hedge Funds may be unable to sell restricted and other illiquid securities at the most opportune times or at prices approximating the value at which they purchased the securities.

     o Counterparty Credit Risk. The markets in which the Hedge Funds effect their transactions may be "over-the-counter" or "interdealer" markets. The participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent a Hedge Fund invests in swaps, Derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Hedge Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject the Hedge Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Hedge Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses by the Fund.

     o Control Positions. Hedge Funds may take control positions in companies. The exercise of control over a company imposes additional risks of liability for environmental damage, product defects, failure to supervise and other types of liability related to business operations. In addition, the act of taking a control position, or seeking to take such a position, may itself subject a Hedge Fund to litigation by parties interested in blocking it from taking that position. If those liabilities were to arise, or such litigation were to be resolved adverse to the Hedge Funds, the investing Hedge Funds likely would suffer losses on their investments.

     o Foreign Securities. Hedge Funds may invest in securities of foreign issuers and in depositary receipts, such as American Depositary Receipts ("ADRs"), that represent indirect interests in securities of foreign issuers. Investing in foreign securities involves special risks and considerations not typically associated with investing in U.S. securities. Foreign securities in which the Hedge Funds may invest may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Foreign securities markets generally are not as developed or efficient or as strictly regulated as securities markets in the United States. Securities of some foreign issuers are less liquid and more volatile than securities of comparable U.S. issuers. Similarly, volume and liquidity in most foreign securities markets are lower than in the United States and, at times, volatility of prices can be greater than in the United States. The Fund will be subject to risks of possible adverse political and economic developments, seizure or nationalization of foreign deposits, or adoption of governmental restrictions that might adversely affect or restrict the payment of principal and interest on foreign securities to investors located outside the country of the issuer, whether from currency blockage or otherwise. Since foreign securities often are purchased with and payable in currencies of foreign countries, their value may be affected favorably or unfavorably by changes in currency rates and exchange control regulations.

          To the extent that Hedge Funds invest in emerging market countries, the political, regulatory, and economic risks inherent in such investments are significant and may differ in kind and degree from the risks presented by investments in major securities markets in developed countries. Additional risks of emerging markets countries may include: greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of certain currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems.

     o Foreign Currency Transactions. Hedge Funds may engage in foreign currency transactions for a variety of purposes, including to "lock in" the U.S. dollar price of the security, between trade and settlement date, the value of a security a Hedge Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Hedge Fund already owns. Hedge Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns. Foreign currency transactions may involve, for example, the purchase of foreign currencies for U.S. dollars or the maintenance of short positions in foreign currencies. Foreign currency transactions may involve a Hedge Fund agreeing to exchange an amount of a currency it does not currently own for another currency at a future date. A Hedge Fund would typically engage in such a transaction in anticipation of a decline in the value of the currency it sells relative to the currency that it has contracted to receive in the exchange. An investment adviser's success in these transactions will depend principally on its ability to predict accurately the future exchange rates between foreign currencies and the U.S. dollar.

     o Purchasing Initial Public Offerings. Hedge Funds may purchase securities of companies in initial public offerings or shortly thereafter. Special risks associated with these securities may include a limited number of shares available for trading, unseasoned trading, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. Such volatility can affect the value of the Fund's investment in Hedge Funds that invest in such shares. The limited number of shares available for trading in some initial public offerings may make it more difficult for a Hedge Fund to buy or sell significant amounts of shares without having an unfavorable impact on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or the near-term prospects of achieving them.

     Risks of Fund of Hedge Funds Structure. Since, under the Restructuring, a substantial portion of the Fund will be invested in Hedge Funds, stockholders should be aware of the principal risks that relate to the "fund of hedge funds" investment approach:

     o Hedge Funds Not Registered. The Hedge Funds generally will not be registered as investment companies under the 1940 Act. The Fund, as an investor in these Hedge Funds, will not have the benefit of the protections afforded by the 1940 Act to investors in registered investment companies. The 1940 Act provides certain protections to investors such as an independent board of directors and imposes certain investor protection restrictions on registered investment companies and their affiliates. These protections include: (i) the requirement that an investment company have an independent board of directors with fiduciary duties to shareholders to oversee, among other things, the activities of the investment advisor, including approval of management fees and the ability to remove the investment advisor; (ii) prohibitions on affiliated transactions; (iii) the requirement of a code of ethics; (iv) custody and safekeeping of assets; (v) disclosure and continuous reporting requirements; (vi) record keeping requirements; and (vii) general protections against wrongdoing. including requirements to provide investors with periodic reporting and certain standardized pricing and valuation information. Although the New Advisers will receive information from each Hedge Fund regarding its investment performance and investment strategy, they may have little or no means of independently verifying this information. A Hedge Fund may use proprietary investment strategies that are not fully disclosed to the New Advisers, which may involve risks under some market conditions that are not anticipated by the New Advisers. The performance of the Fund depends on the success of the New Advisers in selecting Hedge Funds for investment by the Fund and the allocation and reallocation of Fund assets among those funds.

     o Availability of Information. For the Fund to complete its tax reporting requirements and for the Fund to provide an audited annual report to its stockholders, it must receive timely information from the Hedge Funds. A Hedge Fund's delay in providing this information could delay the Fund's preparation of tax information for investors. The lack of available information also could impact the Fund's compliance monitoring abilities with respect to, among other things, industry concentration, valuation of Hedge Fund's interest and tax diversification requirements.

     o Multiple Levels of Fees and Expenses; Duplicative Transaction Costs. An investor in the Fund meeting the eligibility conditions imposed by the Hedge Funds may be able to invest directly in the Hedge Funds. By investing in the Hedge Funds indirectly through the Fund, an investor bears a portion of the Proposed Fee, administration and other expenses at the Fund level. This layering of fees often occurs in fund-of-funds or fund-of-hedge-funds structures.

          Each Hedge Fund manager will receive any performance-based fees to which it is entitled irrespective of the performance of the other Hedge Fund managers and the Fund generally. As a result, a manager with positive performance may receive compensation from the Hedge Fund, and thus indirectly from the Fund and its stockholders, even if the Fund's overall returns are negative. Generally, asset-based fees payable to Hedge Fund managers will range from 1.00% to 2.00% (annualized) of the net asset value of the Fund's investment in the Hedge Fund, and performance-based fees will generally range from 10% to 25% of the Fund's share of the net profits earned by the Hedge Fund. In addition, Hedge Fund managers make investment decisions for the Hedge Funds independently of each other so that, at any particular time, one Hedge Fund may be purchasing shares of an issuer whose shares are being sold at the same time by another Hedge Fund. Investing by Hedge Funds in this manner will cause the Fund to indirectly incur certain transaction costs without accomplishing any net investment result.

     o Hedge Fund Interests Generally Illiquid. The Fund may make investments in, or withdrawals from, the Hedge Funds only at certain times specified in the governing documents of the Hedge Funds. The Fund will typically be able to dispose of Hedge Fund interests that it has purchased only on a periodic basis such as monthly, quarterly, semi-annually or over longer periods with specified advance notice requirements and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Hedge Fund interests, the Fund might obtain a less favorable price than that which prevailed when it decided to buy or sell. In addition, Hedge Funds may impose certain restrictions on withdrawals, such as lock-ups, gates, or suspensions of withdrawal rights under certain circumstances, during which time the Fund may not withdraw all or part of its interest in the Hedge Fund, or may withdraw only by paying a penalty.

          Some of the Hedge Funds may hold portions of their investments, in particular investments that are illiquid, in so-called designated investments or "side pockets". Side pockets are sub-funds within the Hedge Funds that create a structure to invest in illiquid securities and are valued independently from the general portfolio with distinct allocation, distribution and redemption terms. Their liquidation generally occurs over a much longer period than that applicable to the Hedge Funds' general portfolio. Were the Fund to seek to liquidate its investment in a Hedge Fund which maintains some of its investments in a side pocket, the Fund might not be able to fully liquidate its investment without delay, which could be considerable. During the period until the Fund fully liquidated its interest in the Hedge Fund, the value of its investment would fluctuate.

          There may be times when the New Advisers intend to withdraw all or a portion of the Fund's investment in a Hedge Fund but cannot immediately do so even when other investors in the Hedge Fund are able to withdraw.

     o In-Kind Distributions by Hedge Funds. Hedge Funds may be permitted by their governing documents to distribute securities in kind to investors, including the Fund. The Fund expects that in the event of an in-kind distribution, it will typically receive securities that are illiquid or difficult to value. In such circumstances, the New Advisers would seek to dispose of these securities in a manner that is in the best interest of the Fund. However, the New Advisers may not be able to dispose of these securities at favorable prices or at all, which would have an adverse effect on the Fund's performance, or at favorable times, which may adversely affect the Fund's ability to make other investments.

     o Involuntary Redemptions by Hedge Funds. Hedge Funds are generally permitted by their governing documents to force a redemption by investors for different reasons, including to maintain a statutory exemption or comply with regulatory requirements. If a Hedge Fund forces a redemption of all or a part of the Fund's investment, it could trigger adverse tax consequences, and additional transaction costs to reposition the Fund's portfolio.

     o Valuation. Certain securities in which the Hedge Funds invest may not have readily ascertainable market prices and will be valued by the Hedge Fund managers. Although the New Advisers will conduct a due diligence review of the valuation methodology utilized by the Hedge Funds and will monitor all Hedge Funds and compare their monthly results with those of peer hedge fund managers, the valuations provided generally will be conclusive with respect to the Fund unless the Fund has a clearly discernible reason not to trust the accuracy of such valuations. Reliance upon such valuations will occur even though a Hedge Fund manager may face a conflict of interest in valuing the securities, as their value will affect the manager's compensation. The New Advisers are required to consider all relevant information available at the time the Fund values its portfolio. However, in most cases, the New Advisers will have limited ability to independently confirm the accuracy of the valuations received from a Hedge Fund because the advisers do not generally have access to all necessary financial, underlying portfolio holdings and valuation of the underlying holdings, and other information relating to the Hedge Funds to determine independently the Hedge Funds' net asset values. In addition, Hedge Fund performance and valuation data are available typically only on a monthly basis. Thus, a significant component of the Fund's portfolio will not be valued on a weekly basis as it has been historically. This could result in potentially volatile swings in the Fund's month-to-month calculation of net asset value. See "Net Asset Valuation" below.

     o Securities Believed to Be Undervalued or Incorrectly Valued. Securities that a Hedge Fund manager believes are fundamentally undervalued or incorrectly valued may not ultimately be valued in the capital markets at prices and/or within the time frame the manager anticipates.

     o Dilution. If a Hedge Fund manager limits the amount of capital that may be contributed to a Hedge Fund from the Fund, or if the Fund declines to purchase additional interests in a Hedge Fund, continued sales of interests in the Hedge Fund to others may dilute the returns for the Fund from the Hedge Fund.

     o Investments in Non-Voting Stock. The Fund may elect to hold its interest in a Hedge Fund in non-voting form. Additionally, the Fund may choose to limit the amount of voting securities it holds in any particular Hedge Fund and may, as a result, hold substantial amounts of non-voting securities in a particular Hedge Fund. To the extent the Fund holds non-voting securities of a Hedge Fund, it will not be able to vote on matters that require the approval of the investors in the Hedge Fund. This restriction could diminish the influence of the Fund in a Hedge Fund and adversely affect its investment in the Hedge Fund, which could result in unpredictable and potentially adverse effects on the Fund and stockholders.

     o Hedge Funds' Turnover Rates. The Hedge Funds may invest on the basis of short-term market considerations. The turnover rate within the Hedge Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund has no control over this turnover. As a result, it is anticipated that a significant portion of the Fund's income and gains, if any, may be derived from ordinary income and short-term capital gains. In addition, the redemption by the Fund of its interest in a Hedge Fund could involve expenses to the Fund under the terms of the Fund's investment with that Hedge Fund.

     o Misconduct by Managers. There is a risk of misconduct by Hedge Fund managers. When the New Advisers invest the Fund's assets with a Hedge Fund manager, the Fund does not have custody of the assets or control over their investment. Therefore, there is always the risk that the manager could divert or abscond with the assets, inaccurately or fraudulently report the Hedge Fund's value, fail to follow agreed upon investment strategies, provide false reports of operations, or engage in other misconduct. The Hedge Fund managers with whom the New Advisers invest the Fund's assets are generally private and have not registered their securities under federal or state securities laws. This lack of registration, with the attendant lack of regulatory oversight, may enhance the risk of misconduct by Hedge Fund managers. There also is a risk that governmental or other authorities may take regulatory actions against Hedge Fund managers, which may expose investors such as the Fund, which have placed assets with such managers, to losses.

     o Custody Risk. Custody of the Fund's assets will be held in accordance with the requirements of Section 17(f) of the 1940 Act and the rules thereunder, which require, among other things, that such assets be held by certain qualified banks or companies and in compliance with certain specified conditions. However, the Hedge Funds are not required to, and may not, hold custody of their assets in accordance with those requirements. As a result, bankruptcy or fraud at institutions, such as brokerage firms, banks, or administrators, into whose custody those Hedge Funds have placed their assets could impair the operational capabilities or the capital position of the Hedge Funds and may, in turn, have an adverse impact on the Fund.

     o Litigation and Enforcement Risk. Hedge Fund managers might accumulate substantial positions in the securities of a specific company and engage in a proxy fight, become involved in litigation or attempt to gain control of a company. Under such circumstances, the Fund conceivably could be named as a defendant in a lawsuit or regulatory action. There have been a number of widely reported instances of violations of securities laws through the misuse of confidential information, diverting or absconding with Hedge Fund assets, falsely reporting Hedge Fund values and performance, and other violations of the securities laws. Such violations may result in substantial liabilities for damages caused to others, for the disgorgement of profits realized and for penalties. Investigations and enforcement proceedings are ongoing, and it is possible that the hedge fund managers may be charged with involvement in such violations. If that were the case with respect to the Hedge Fund managers, the performance records of the managers would be misleading. Furthermore, if the entity in which the Fund invested engaged in such violations, the Fund could be exposed to losses.

     o Regulatory Change. The regulation of the U.S. and non-U.S. securities and futures markets and Hedge Funds and investment companies like the Fund has undergone substantial change in the recent years, and such change is expected to continue for the foreseeable future. For example, the regulatory and tax environment for Derivatives in which Hedge Funds may participate is evolving, and changes in the regulation or taxation of Derivatives may materially adversely affect the value of the Derivatives held by the Hedge Funds and the ability of the Hedge Funds to pursue their trading strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and potential regulatory constraints on short selling may occur. The effect of regulatory change on the Fund, while impossible to predict, could be substantial and adverse.

     o Lack of Transparency. Hedge Funds may, consistent with applicable law, not disclose the contents of their portfolios. This lack of transparency may cause the Fund to be unable to determine the levels of ownership in certain asset classes in the Hedge Funds. In addition, managers of Hedge Funds also generally do not permit public disclosure of their hedge funds' investment strategies or other proprietary financial information. Consequently, unlike the publicly available financial information on the Fund's investments in publicly-traded companies, stockholders will not have public access to research and analysis on the Hedge Funds in which the Fund invests.

          The staff of the Securities and Exchange Commission (the "SEC Staff") has taken the informal position that an investment company, such as the Fund, should provide its stockholders with audited financial statements on an annual basis for a private company in which the investment company invests, including Hedge Funds, if the value of such investment exceeds 25% of the investment company's net asset value (measured as of the last day of each calendar quarter) (the "25% Threshold"). In the SEC Staff's view, the 25% Threshold is absolute and the financial statement delivery requirement will apply regardless of whether the 25% Threshold is exceeded as a result of the initial investment amount, subsequent fluctuations in the market value of the private company investment or the investment company's other portfolio investments, or otherwise. As discussed above, since Hedge Fund managers generally will not permit public disclosure of the financial statements of the Hedge Funds they manage, the Fund likely would be unable to satisfy the financial statement delivery requirement if the Fund's investment in any single hedge fund exceeds the 25% Threshold. Accordingly, to avoid the possibility that the Fund would exceed the 25% Threshold but not be able to provide the underlying financial statements, the Fund has adopted policies and procedures to ensure that the New Advisers continuously monitor the percentage the Fund has invested in each of its Hedge Fund investments. Under these procedures, the New Advisers will limit the Fund's initial investment in any single Hedge Fund to approximately 17% of the Fund's net asset value at the time of investment and will begin taking affirmative steps to reduce the Fund's investment in any Hedge Fund when the value of any such investment exceeds 22% of the Fund's net asset value.

          Although the New Advisers believe that Fund's investments in Hedge Funds can be managed so as not to exceed the 25% Threshold, if the value of one of the Fund's Hedge Fund investments increases precipitously while the remainder of the Fund's investments decreases, given the redemption notice period required by most hedge fund advisers, the Fund may not be able to reduce its position quickly enough to avoid exceeding the 25% Threshold prior to the measuring date at the end of a calendar quarter. Moreover, because most Hedge Funds (including the WHM Hedge Funds) impose a "lock up" period on new investors (i.e., new investors cannot make redemption requests for a specified period, typically one year), the Fund may be unable to redeem its interest in a Hedge Fund quickly enough to avoid exceeding the 25% Threshold despite the Fund's policies and procedures.

     o Indemnification of Hedge Funds. The Fund may agree to indemnify certain of the Hedge Funds and investment advisers of Hedge Funds from any liability, damage, cost or expense arising out of, among other things, certain acts or omissions relating to the offer or sale of interests/units in the Hedge Funds. The investment advisers of the Hedge Funds often have broad limitations on liability and indemnification rights.

     o Hedge Funds Organized or Investing Outside United States. Some Hedge Funds may be organized outside the United States. Investments by the Hedge Funds in foreign financial markets, including markets in developing countries, present political, regulatory, and economic risks that are significant and that may differ in kind and degree from risks presented by investments in the United States. For example, it may be more difficult for the Fund to enforce its rights offshore and the regulations applicable to those jurisdictions may be less stringent.

     o Concentration and Non-Diversified Portfolios. Hedge Funds may target or concentrate their investments in particular markets, sectors, or industries. Hedge Funds also may be considered to be non-diversified and invest without limit in a single issuer. As a result of any such concentration of investments or non-diversified portfolios, the portfolios of such Hedge Funds are subject to greater volatility than if they had non-concentrated and diversified portfolios. Those Hedge Funds that concentrate in specific industries or target specific sectors will also be subject to the risks of those industries or sectors, which may include, but not be limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings.

Net Asset Valuation. The net asset value ("NAV") of the Fund's common stock is computed based on the value of the Fund's portfolio securities and other assets. NAV per share is determined as of the close of the regular trading session on the NYSE no less frequently than the last business day of each week and month, provided, however, that if any such day is a holiday or determination of NAV on such day is impracticable, the NAV is calculated on such earlier or later day as determined by the New Advisers. The NAV per share is determined by dividing the value of the Fund's net assets attributable to common stock by the total number of common shares outstanding. The value of the Fund's net assets attributable to common stock is deemed to equal the value of the Fund's total assets less (i) the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and (ii) the aggregate liquidation value of any outstanding preferred stock. Securities for which market quotations are readily available (including securities listed on national securities exchanges and those traded over-the-counter) are valued at the last quoted sales price on the valuation date on which the security is traded. If such securities were not traded on the valuation date, but market quotations are readily available, they are valued at the most recently quoted bid price provided by an independent pricing service or by principal market makers. Securities traded on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.

Investments for which current market quotations are not readily available or do not otherwise accurately reflect the fair value of the investment, are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. In this regard, the Fund has adopted fair value procedures pursuant to which "fair value securities" are valued (i.e., securities owned by the Fund for which market quotations are not readily available or current market quotations may be unreliable, including, but not limited to, illiquid securities) (the "Fair Value Procedures"). Under the Fair Value Procedures, the Board has established a pricing committee consisting of any two of a group consisting of the Fund's president and Independent Directors (the "Pricing Committee"). Generally, the Fund's investment advisers are charged with identifying and reporting to the Pricing Committee securities that may require fair value determination. The Pricing Committee's valuation of any fair value security is a subjective process the accuracy of which will be dependent of a number of factors and circumstances existing at the time of the valuation. Consequently, the ultimate price for which a fair value security is sold may differ significantly from the price determined in good faith by the Pricing Committee, which difference could adversely affect the Fund's NAV per share and its stockholders. The valuation techniques used by the Fund to measure fair value will attempt to maximize the use of observable inputs and minimize the use of unobservable inputs.

In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In cases where a partial sale of a fair valued security occurs, the Pricing Committee and/or the Board may reevaluate the Fund's fair value methodology to determine, what, if any, adjustments should be made to the methodology.

The Fair Value Procedures address how the Fund values its investments in Hedge Funds. In accordance with these procedures, a Hedge Fund's fair value will be the value determined by management of the Hedge Fund (typically as of each calendar month-end) in accordance with each Hedge Fund's own valuation policies. As a general matter, the fair value of the Fund's interest in a Hedge Fund will represent the amount that the Fund could reasonably expect to receive from the Hedge Fund if the Fund's interest were redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that a Hedge Fund does not report a month-end value to the Fund on a timely basis, the Fund would determine the fair value of such Hedge Fund based on the most recent value reported by the Hedge Fund, as well any other relevant information available at the time the Fund values its portfolio.

Prior to investing in any Hedge Fund, the New Advisers will conduct a due diligence review of the valuation methodology utilized by the Hedge Fund, which as a general matter will utilize market values when available, and otherwise utilize principles of fair value that the New Advisers reasonably believe to be consistent with those used by the Fund for valuing its own investments. Although the Fair Value Procedures provide that the New Advisers will review the valuations provided by the investment advisers to the Hedge Funds, neither the New Advisers nor the Board will be able to confirm independently the accuracy of valuations provided by such investment advisers (which are unaudited). The New Advisers are not required to adhere to the valuations as provided by the investment advisers to the Hedge Funds which may result in valuations that are greater or lesser than those reported by the Hedge Funds and which may impact the per share valuation of the Fund's NAV.

The Fund's valuation procedures require the New Advisers to consider all relevant information available at the time the Fund values its portfolio.
Although redemptions of interests in Hedge Funds are subject to advance notice requirements, Hedge Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Hedge Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Hedge Fund's governing documents, it would be necessary to effect a mandatory redemption. Following the Fair Value Procedures, the Fund would consider whether it was appropriate, in light of all relevant circumstances, to value such a position at its net asset value as reported at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In other cases, as when a Hedge Fund imposes extraordinary restrictions on redemptions, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Hedge Fund. Any such decision would be made in good faith, and subject to the review and supervision of the Board.

The initial valuations reported by the investment advisers of Hedge Funds, which the Fund may rely upon to calculate its week-end and month-end NAV per share, may be subject to later adjustment based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Hedge Funds are audited by those funds' independent auditors and may be revised either up or down as a result of such audits. Other adjustments may occur from time to time. Such adjustments or revisions, whether increasing or decreasing the NAV of the Fund at the time they occur, because they relate to information available only at the time of the adjustment or revision, are not likely to retroactively affect the amount of the repurchase proceeds of the Fund; accordingly, proceeds received by Hedge Fund members who have their Hedge Fund units/interests ("Units") repurchased and receive their repurchase proceeds prior to such adjustments are not likely to be affected by NAV adjustments occurring subsequent to the receipt of their repurchase proceeds. As a result, to the extent that subsequently adjusted valuations adversely affect a Hedge Fund's NAV, outstanding Units may be adversely affected by prior repurchases to the benefit of other Hedge Fund members who had their interests repurchased at a NAV per Unit higher than the adjusted amount. Conversely, any increases in a Hedge Fund's NAV resulting from such subsequently adjusted valuations may be entirely for the benefit of outstanding Units and to the detriment of Hedge Fund members who previously had Units repurchased at an NAV per Unit lower than the adjusted amount. The same principles apply to the purchase of Units (i.e., new Hedge Fund members may be affected in a similar way.

The Fair Value Procedures provide that, where deemed appropriate by the New Advisers and consistent with the 1940 Act, investments in Hedge Funds may be valued at cost. Cost would be used only when cost is determined to best approximate the fair value of the particular security under consideration. The Board will be responsible for ensuring that the valuation policies utilized by the Pricing Committee are fair to the Fund and consistent with applicable regulatory guidelines.

The books and records of the Fund are maintained in US dollars. Foreign currencies, investments and other assets and liabilities denominated in foreign currencies will be translated into U.S. dollars at the exchange rate prevailing on the valuation date. Purchases and sales of investment securities, income and expenses denominated in foreign currencies are translated at the exchange rate on the dates of such transactions. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with the Fair Value Procedures.

Expenses of the Fund, including the New Advisers' and any sub-advisers' investment management fees and the costs of any borrowings, are accrued daily and taken into account for the purpose of determining NAV.

Investors in the Fund should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board, the New Advisers, any sub-advisers or investment advisers to the Hedge Funds, or any independent publicly registered accountants to any of the foregoing, should prove incorrect. Also, investment advisers to the Hedge Funds will only provide valuation information on a monthly basis, in which event the Fund's calculation of its NAV on a weekly basis will often be based on "stale" valuations of its underlying Hedge Fund investments. Accordingly, the Fund's NAV could be subject to significant change when updated Hedge Fund valuations become available.

Risks Associated With De-listing From the NYSE


Presently, there are no NYSE listing standards affecting NYSE members that invest in hedge funds. However, in 2008, the American Stock Exchange ("AMEX") filed a proposed rule change with the Securities and Exchange Commission concerning a "generic" listing standard for closed-end management investment companies of hedge funds (the "AMEX Standard"). As proposed, the AMEX Standard would have imposed significant obligations on member companies that make investments of any size in any private investment vehicle relying on specified exemptions under the 1940 Act (e.g., hedge funds, private equity funds, pooled investment vehicles, etc.). As proposed, the AMEX Standard would require, as a condition of listing, that a member closed-end investment company (i) invest only in hedge funds that independently report their net asset values weekly, and
(ii) publicly disclose all material information that an investee hedge fund makes available to its investors (e.g., financial statements and holdings). As discussed above, neither of these conditions is likely to be feasible under the Restructuring.

The AMEX Standard was not adopted prior to the acquisition of the AMEX by the NYSE, and has not subsequently been adopted by the NYSE. Recently, two closed-end funds (Western Asset Mortgage Defined Opportunity Fund and Nuveen Mortgage Opportunity Term Fund 2) (the "PPIP Funds") commenced trading on the NYSE following completion of their initial public offerings. Each of the PPIP Funds has indicated that it intends to invest a significant portion of its assets in a private, pooled investment vehicle that is structured in a manner similar to hedge funds. Each PPIP Fund has agreed to deliver certain financial information to its stockholders in the event such investment exceeds the 25% Threshold, in the same manner as the Fund as discussed under the paragraph "Lack of Transparency" on page 17 above. The NYSE permitted the PPIP Funds to be listed without adopting the AMEX Standard, which led the Fund to believe that the AMEX Standard had been abandoned by the NYSE. However, through subsequent discussions with the SEC Staff and officials at the NYSE, the Fund has confirmed that the SEC Staff is encouraging the NYSE to adopt a listing standard substantially similar to the AMEX Standard. Such a listing standard would be subject to the NYSE normal rulemaking procedures (i.e., publication, public comment, adoption, etc.) and could take some time. However, if such a listing standard is eventually adopted and the Restructuring is approved by stockholders and implemented by the New Advisers (i.e., a portion of the Fund's assets is invested in the WHM Hedge Funds or any other private investment vehicle), the Fund likely would not be able to satisfy the newly-adopted listing standard and thus would likely become subject to de-listing by the NYSE unless the Fund receives an exemption from the NYSE. In this event, the Fund's shares would likely be limited to trading in the over-the-counter market, although the Fund may seek to also list its shares on a foreign exchange (e.g., Toronto Stock Exchange, London Stock Exchange or AIM).


If the Fund is required to de-list from the NYSE, the market liquidity for the Fund's common shares would likely be negatively affected, which may make it more difficult for stockholders to sell their securities in the open market and may negatively affect the market price of the Fund's common shares and/or increase the discount between the Fund's net asset value and the market price of its common shares. Even if the Fund is successful in listing its shares on another domestic exchange or a foreign exchange, stockholders could experience inconvenience and higher costs in trading their shares in the Fund, particularly if the shares are listed on a foreign exchange. If the Fund elects to list its shares on a foreign exchange, the Fund may be subject to higher listing fees and other operating costs than those to which it is currently subject. In addition, the Fund may become subject to corporate governance standards that are potentially more restrictive and costly than the NYSE corporate governance standards. The Fund is currently exempt from state securities regulation because of its NYSE listing. Upon de-listing, if the Fund issues new securities it may be required to make state notice filings and pay state blue sky fees if it does not list its shares on another exchange that continues this exemption.

The New Advisers.

Rocky Mountain Advisers, L.L.C. RMA was formed on September 5, 2008 as an Alaska single-member limited liability company owned by the Susan Trust (a Horejsi Affiliate and private family trust domiciled in Alaska). RMA is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act"). Although RMA is a newly formed LLC with no operating history, it has identical principals, officers, staff, and portfolio managers as BIA. BIA currently provides investment advisory services to three other closed-end investment companies: Boulder Total Return Fund, Inc. (NYSE:BTF), Boulder Growth & Income Fund, Inc. (NYSE:BIF), and The Denali Fund Inc. (NYSE:DNY) (together, the "Boulder Funds"). RMA's principal offices are located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. The Susan Trust is an "affiliated person" of the Fund (as that term is defined in the 1940 Act). The executive officers of RMA and the principal occupation of each are set forth in the table below:

------------------------------------------------- -----------------------------------------------------------

           Name and Position with RMA                               Principal Occupation

================================================= ===========================================================
Stephen C. Miller - President, General Counsel    President  (since 1999), BIA;  Manager (since 1999), FAS;
and Chief Executive Officer                       Vice President (since 1996), SIA; President (since 2002),
                                                  BIF; President (since 1999), BTF; President (since 2003),
                                                  the Fund;  President (since 2007), DNY;  Chief Compliance
                                                  Officer (2004-2007), BTF, BIF, the Fund, FAS, BIA, and SIA;
                                                  President and General Counsel, Horejsi, Inc. (liquidated in
                                                  1999);  General Counsel, Brown Welding Supply, LLC (sold in
                                                  1999);  Of Counsel (since 1991)  to  Krassa  & Miller, LLC;
                                                  Manager and  President,  Badlands  Trust  Company,  LLC
                                                  (dissolved in 2008); Vice President and Director (since
                                                  2008), Alaska Trust Company.
------------------------------------------------- -----------------------------------------------------------
Carl D. Johns - Investment Manager, Vice          Vice   President  and  Treasurer   (since  1999),   BIA;
President and Treasurer                           Assistant  Manager (since 1999),  FAS;  Chief  Financial
                                                  Officer,  Chief Accounting  Officer,  Vice President and
                                                  Treasurer, BTF, BIF, FF, and DNY.
------------------------------------------------- -----------------------------------------------------------
Laura Rhodenbaugh - Secretary                     Secretary/Treasurer (since 1999), FAS; Treasurer (since
                                                  1996), SIA;  Secretary  and Treasurer,  various Horejsi
                                                  Affiliates.
------------------------------------------------- -----------------------------------------------------------
Stewart R. Horejsi - Senior Investment Manager    Senior investment manager, RMA, BIA and SIA.

------------------------------------------------- -----------------------------------------------------------

Carl D. Johns, the Vice President and Treasurer of RMA, is also presently the Fund's Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer. Together with Stewart R. Horejsi, Mr. Johns will be responsible for the Fund's portfolio and RMA's day-to-day advisory activities. Mr. Johns received a Bachelor's degree in mechanical engineering from the University of Colorado in 1985, and a Master's degree in finance from the University of Colorado in 1991. He was employed by Flaherty & Crumrine, Incorporated, from 1992 to 1998. During that period he was an Assistant Treasurer for the Preferred Income Fund Incorporated, the Preferred Income Opportunity Fund Incorporated, and the Preferred Income Management Fund. Since 1999, he has been Chief Financial Officer, Chief Accounting Officer, Vice President and Treasurer of BTF, of BIF since 2002, of DNY since 2007, and of the Fund since 2003.

Stewart Investment Advisers. SIA or Stewart Investment Advisers (also known as Stewart West Indies Trading Company, Ltd.) is a Barbados international business company, incorporated on November 12, 1996, and is wholly owned by the West Indies Trust. Stewart R. Horejsi is not a beneficiary under the West Indies
Trust. However, Susan L. Ciciora (Stewart Horejsi's daughter) and John S. Horejsi (Stewart Horejsi's son), who are the Fund's only "interested" directors, are discretionary beneficiaries under the West Indies Trust. As a result, Ms. Ciciora and Mr. John Horejsi may directly or indirectly benefit from the outcome of Proposals 1 and 2. SIA is registered as an investment adviser under the Advisers Act.

SIA is not domiciled in the United States and substantially all of its assets are located outside the United States. As a result, it may be difficult to realize judgments of courts of the United States predicated upon civil liabilities under federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Barbados of such civil remedies and criminal penalties as are afforded by the federal securities laws of the United States. Pursuant to the Advisory Agreement, SIA has appointed the Fund's Secretary at its offices at 2344 Spruce Street, Suite A, Boulder Colorado 80302, as its agent for service of process in any legal action in the United States, thus subjecting it to the jurisdiction of the United States courts.

Stewart R. Horejsi is an employee of RMA, BIA and SIA. He is the primary investment manager and, together with Mr. Johns, will be responsible for the day-to-day management of the Fund's assets (other than the Legacy Holdings managed by Wellington Management) and will be primarily responsible for the Fund's asset allocation. Mr. Horejsi was a director of BTF until November, 2001; General Manager, Brown Welding Supply, LLC (sold in 1999), Director, Sunflower Bank (resigned); and the President or Manager of various subsidiaries of the Horejsi Affiliates since June 1986. Mr. Horejsi has managed the investment portfolios of the various Horejsi Affiliates since 1982. As of December 31, 2009, the size of these trusts' common stock portfolio was approximately $626.2 million. Mr. Horejsi has been the Director and President of the Horejsi Charitable Foundation, Inc. since 1997. Mr. Horejsi received a Master's Degree in Economics from Indiana University in 1961 and a Bachelor of Science Degree in Industrial Management from the University of Kansas in 1959.

The executive officers of SIA and the principal occupation of each are set forth below:

-------------------------------------------------- ---------------------------------------------------------

           Name and Position with SIA                                Principal Occupation

================================================== =========================================================
Glade Christensen - President and Resident         Office manager (since 1998) for SIA.
Managing Director
-------------------------------------------------- ---------------------------------------------------------
Stephen C. Miller - Director, Vice President and   See description in table above.
Secretary
-------------------------------------------------- ---------------------------------------------------------
Stewart R. Horejsi - Investment Manager            Senior investment manager (since 1999) for BIA and SIA.

-------------------------------------------------- ---------------------------------------------------------
Laura Rhodenbaugh - Treasurer                      Secretary  (since 1999),  FAS;  Secretary  (since 1999),
                                                   BIA;   Secretary   and   Treasurer,    various   Horejsi
                                                   Affiliates.
-------------------------------------------------- ---------------------------------------------------------

The  Advisory  Agreements.  Copies of the Advisory  Agreements  are set forth as
Exhibit A-1 and Exhibit A-2 to this Proxy Statement. If approved by stockholders, the Advisory Agreements will become effective on the date of such approval and continue initially for a two-year period and continue for successive annual periods thereafter, provided such continuance is approved at least annually by (a) a majority of the Independent Directors and a majority of the full Board or (b) a majority of the outstanding voting securities of the Fund. As used in this Proxy Statement, a "majority of the outstanding voting securities" of the Fund shall have the meaning for such phrase as set forth in the 1940 Act, that is, the affirmative vote of the lesser of (a) 67% or more of the Shares present or represented by proxy at the Meeting or (b) more than 50% of the outstanding Shares. This voting standard is referred to in this Proxy Statement as a "1940 Act Majority Vote". The Advisory Agreements are terminable, without penalty, on 60 days' written notice by the Board or by either New Adviser, as the case may be, upon written notice to the other party to the Agreement. The Advisory Agreements will terminate automatically upon assignment (as defined in the 1940 Act).

Under the Advisory  Agreements,  the New Advisers  are jointly  responsible  for making investment decisions, supplying investment research and portfolio management services, placing purchase and sale orders for portfolio transactions, making asset allocation decisions for the Fund and determining the extent and nature of the Fund's leverage. The Advisory Agreements also provide that the respective New Adviser will bear all expenses in connection with its performance, including fees that it might pay to consultants, except that the Fund is responsible for reimbursing the New Advisers for reasonable travel expenses associated with attending regular and special board and stockholder meetings.

Under the Advisory Agreements, the New Advisers will receive an annual fee, payable monthly, in an aggregate amount calculated at a rate of 1.25% of the Fund's total assets, less liabilities other than the aggregate indebtedness entered into for purposes of leverage ("Managed Assets"). However, under the Advisory Agreements, the New Advisers would waive (i) their fees in an amount equal to up to 1.00% of the Fund's assets invested in a WHM Hedge Fund to offset any asset-based fees (but not any performance-based fees) paid to WHM with respect to the Fund's assets, and (ii) all fees paid to Wellington Management under the Sub-Advisory Agreement (i.e., the fee currently paid to Wellington Management as applied to the Legacy Holdings) (the foregoing fee arrangement is referred to as the "Proposed Fee"). WHM charges an asset-based fee of 1.00% to the WHM Hedge Funds presently under consideration for investment by the New Advisers. The Proposed Fee will be split between the New Advisers, 25% to RMA and 75% to SIA. This percentage split may be changed from time to time by the Board without stockholder approval so long as the gross advisory fee paid by the Fund is not increased. The New Advisers agreed to a waiver of advisory fees such that, in the future, the advisory fees would be calculated at the annual rate of 1.25% on Managed Assets up to $400 million, 1.10% on Managed Assets between $400-$600 million; and 1.00% on Managed Assets exceeding $600 million. This fee waiver agreement has a one-year term and is renewable annually.

The Fund currently pays Wellington Management an advisory fee of 1.125% on the Fund's net assets up to and including $150 million; 1.00% on net assets between $150 million and $300 million, and 0.875% on net assets exceeding $300 million (together the "Current Fee"). Based on $215.1 million of current assets under management, and the New Advisers' anticipated investment of approximately 50% of the Fund's assets in WHM Hedge Funds, the advisory fees paid directly by the Fund would decrease by approximately $725,000 annually versus the Current Fee ($2.34 million based on net assets as of December 31, 2009). However, on a "look-through" basis (i.e., taking into consideration the fees charged by WHM in managing the WHM Hedge Funds), if the WHM Hedge Funds achieve an investment return of 10% (and are thus paid a concomitant performance based fee), advisory-related expenses will increase by approximately $2.5 million annually. On such a "look-through" basis, the expense ratio would increase from 1.65% to approximately 2.84% (assuming the 10% investment return and impact of the performance fee paid to WHM).The 10% investment return is used for illustration purposes only. Actual performance (and any related performance fee) may be lower or higher than this amount depending on the actual performance of each WHM Hedge Fund.

Hedge fund managers, including WHM, typically are paid a 20% performance fee with respect to annual gains generated in their hedge funds. Thus, under the Restructuring, the increase in advisory-related fees could increase significantly when there are significant net gains in the hedge fund. Since performance fees will necessarily vary from year to year, they can only be estimated based on a normalized market return. For the sake of comparison, if the Fund invests 50% of its current assets in WHM Hedge Funds, and during the first year after the Effective Date the value of the WHM Hedge Funds increases by 10%, and all the Fund's other assets remain unchanged, on a "look-through" basis, the Fund would pay an additional $2.5 million in advisory related fees. The Board believes that the WHM Hedge Funds offer more investment flexibility and superior risk adjusted returns and thus the likelihood that the Fund will pay higher look-through advisory-related fees is an acceptable tradeoff.

The Advisory Agreements provide that the New Advisers will be indemnified by the Fund for losses, claims and expenses not caused by the New Advisers' willful misfeasance, bad faith or negligence in the performance of their duties or from reckless disregard by the New Advisers of their obligations and duties under the agreement.

Fees and Expenses. The following table shows the Fund's expenses as of December 31, 2009 (as adjusted), and pro forma expenses giving effect to the Advisory Agreements and Sub-Advisory Agreement.


                                     TABLE 1

                  Fees and Expenses - Historical and Pro Forma

                   Based on Net Assets as of December 31, 2009

------------------------------------------ ----------------- -------------- --------------------
                                                Current        Pro Forma*    Increase/(Decrease)
------------------------------------------ ----------------- -------------- --------------------
Investment advisory fee+                         $2,338,927     $1,613,570           $(725,357)
------------------------------------------ ----------------- -------------- --------------------
Administration and co-administration fees          $555,589       $555,589                 $ --
------------------------------------------ ----------------- -------------- --------------------
Custody fees++                                      $69,454        $45,484            $(23,970)
------------------------------------------ ----------------- -------------- --------------------
Acquired Fund Fees and Operating                        $--     $3,302,441           $3,302,441
Expenses+++
------------------------------------------ ----------------- -------------- --------------------
Other Expenses (e.g. legal, audit,                 $589,756       $589,756                 $ --
directors, transfer agent, miscellaneous)
------------------------------------------ ----------------- -------------- --------------------
        Total Expenses                           $3,553,727     $6,106,841           $2,553,114

* The pro forma information shown assumes that Proposals 1 through 3 in this Proxy have been approved by stockholders. The "Other Expenses" have been estimated based on information available as of the 6 months ended September 30, 2009.

+ Investment advisory fees are calculated based on net assets as of December 31, 2009. The Current Fee is calculated at the annual rate of 1.125% of the Fund's average net assets up to and including $150 million; 1.00% on net assets in excess of $150 million and up to and including $300 million; and 0.875% on net assets in excess of $300 million. The Pro Forma Proposed Fee is calculated at the rate of 1.25% of the Fund's Managed Assets, with the New Advisers waiving their fees in an amount equal to up to 1.00% of the Fund's assets invested in WHM Hedge Funds (approximately 50%) to offset any asset-based fees (but not any performance-based fees) paid to WHM with respect to that portion of the Fund's assets invested in any WHM Hedge Funds. WHM charges an asset-based fee of 1.00% to the WHM Hedge Funds presently under consideration for investment by the New Advisers.

++ Custody fees are asset-based fees plus certain transaction expenses. Transaction related custody fees are expected to decline under the Pro Forma estimate as a result of approximately 50% of the Fund's assets being invested in WHM Hedge Funds.

+++"Acquired Fund Fees and Operating Expenses" are the advisory fees and operating expenses associated with the WHM Hedge Funds in which the New Advisers expect to invest. They include asset-based fees of 1.00%, approximately 0.07% of other operating expenses and a performance-based fee of 20% applied against a hypothetical 10% annual investment return from the WHM Hedge Funds (comprising 50% of the Fund's assets). The foregoing operating expenses (but not the performance-based fees) are based on selected WHM Hedge Fund financial statements for calendar year 2008. Hypothetical or past performance of the Fund or the WHM Hedge Funds is not indicative of future performance.


Board Considerations Regarding the Proposed Advisory Agreements. The 1940 Act requires that the Board, including a majority of the Independent Directors, approve the terms of the Advisory Agreements. At a special meeting held on April 16, 2009, and at their regularly scheduled meeting on April 24, 2009, the Board considered the Restructuring and, in particular, the Advisory Agreements and, by a unanimous vote (including a separate vote of the Independent Directors), approved the Advisory Agreements and recommended they be submitted to stockholders for approval.

Factors Considered. Generally, the Board considered a number of factors in approving the Advisory Agreements including, among other things, (i) the nature, extent and quality of services to be furnished by the New Advisers to the Fund;
(ii) the investment performance of the Boulder Funds (i.e., the three other closed-end investment companies managed by BIA and SIA), compared to relevant market indices and the performance of peer groups of closed-end investment companies pursuing similar strategies; (iii) the advisory fees and other expenses to be paid by the Fund compared to the Current Fee (i.e., the fee paid to Wellington Management) and those of similar funds managed by other investment advisers; (iv) the profitability to the New Advisers of their investment advisory relationship with the Fund; (v) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect any economies of scale; (vi) support of the New Advisers by the Fund's principal stockholders; and (vii) the relationship between the New Advisers and FAS, a Horejsi Affiliate and the Fund's co-administrator. The Board also reviewed the ability of the New Advisers to provide investment management and supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by the New Advisers.

Deliberative Process. To assist the Board in its evaluation of the quality of the New Advisers' services and the reasonableness of the Proposed Fee, the Board reviewed a memorandum from independent legal counsel to the Fund and the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested and received various materials relating to the New Advisers' investment services under the Advisory Agreements. These materials included reports and presentations from the New Advisers that described, among other things, the New Advisers' financial condition, pro forma profitability from their anticipated relationship with the Fund, soft dollar commission and trade allocation policies, organizational structure and compliance policies and procedures. The Board also considered information received from SIA and BIA throughout the year with respect to their oversight of the Boulder Funds, including investment performance and expense ratio reports for the Boulder Funds. The Board held additional discussions at both April meetings which included an executive session among the Independent Directors and their independent legal counsel at which no employees or representatives of the New Advisers or Wellington Management were present. The information below summarizes the Board's considerations in connection with its approval of the Advisory Agreements. In deciding to approve the Advisory Agreements, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

     Nature, Extent and Quality of the Services Provided; Ability to Provide Services. The Board received and considered various data and information regarding the nature, extent and quality of services to be provided to the Fund by the New Advisers under the Advisory Agreements. Each New Adviser's most recent investment adviser registration form on the SEC's Form ADV was provided to the Board, as were the responses of the New Advisers to information requests submitted by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of the New Advisers' key portfolio management and operational personnel and the amount of attention to be devoted to the Fund by the New Advisers' portfolio management personnel. In this regard, it was noted that BIA and SIA's only clients are the three Boulder Funds (presently RMA does not have clients). Accordingly, the Board was satisfied that the New Advisers' investment personnel, including Stewart R. Horejsi, the New Advisers' principal portfolio manager, would devote a significant portion of their time and attention to the success of the Fund and its investment strategy. The Board also considered the New Advisers' policies and procedures for ensuring compliance with applicable laws and regulations. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the New Advisers, and that the New Advisers possessed the ability to continuously provide these services to the Fund in the future. The Board was satisfied that the New Advisers have the experience and personnel to manage the Fund's portfolio both as it existed on April 24, 2009 (the date of the Board meeting), and as it would exist under the Restructuring (i.e., with substantial investment in WHM Hedge Funds). In reaching this conclusion, the Board noted that BIA and SIA have satisfactorily managed the Boulder Funds, with respect to which all the Independent Directors also act as independent board members.

     Investment Performance. The Board considered the investment performance of BTF since 1999, BIF since 2002, and DNY since 2007, when BIA and SIA took over management of those funds. The Board noted that the personnel and structure of BIA and RMA are essentially the same and thus the structure, personnel and performance of BIA could be used as a proxy for that of RMA. The Board observed that the long-term performance of the Boulder Funds (i.e., performance since BIA and SIA began managing the respective funds' portfolios) outperformed the Standard & Poor's 500 Index, each fund's primary relevant benchmark, and the Dow Jones Industrial Average and Nasdaq Composite, each fund's secondary benchmarks. In addition, the Board took into consideration that BIF received 2008 Performance Achievement Certificates from Lipper Analytical Services for the 1-year and 5-year periods ended December 31, 2008, in Lipper's Core Funds category and DNY received 2008 Performance Achievement Certificates from Lipper Analytical Services for the 1-year and 5-year periods ended December 31, 2008, in Lipper's Real Estate Fund category. Based on these factors, the Board concluded that the overall performance results of the Boulder Funds supported approval of the Advisory Agreements. In their consideration of the New Advisers' performance, the Board noted that there are significant differences between the investment focus of the Boulder Funds and that traditionally held by the Fund, that the Boulder Funds have large concentrations in Berkshire Hathaway (NYSE:BRK), and that none of the Boulder Funds concentrate on financial services companies to the extent concentrated by the Fund.

     Costs of Services Provided and Profits Realized by the New Advisers. In evaluating the costs of the services to be provided to the Fund by the New Advisers, the Board received statistical and other information regarding the Fund's total expense ratio and its various components. The Board acknowledged that the Proposed Fee is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds, although it is the same as that charged by BIA and SIA to the Boulder Funds, who are BIA's and SIA's only other clients. The Board also considered that the New Advisers have a policy of not participating in (or neutralizing the indirect cost to their clients of) soft dollar or directed brokerage transactions, and that instead, the New Advisers directly bear the cost of third-party research utilized by them, increasing the cost to the New Advisers of providing investment management services to their fund clients and decreasing their clients' transaction expenses. The Board also obtained detailed information regarding the overall profitability of the New Advisers and the combined profitability of the New Advisers, BIA and FAS, which acts as co-administrator for the Fund. The combined profitability information was obtained to assist the Board in determining the overall benefits to the New Advisers from their relationship to the Fund. In particular, the Board reviewed the costs anticipated to be incurred by the New Advisers and FAS in providing services to the Fund. Based on its analysis of this information, the Board determined that the level of profits expected to be earned by the New Advisers from managing the Fund bear a reasonable relationship to the services rendered, and concluded that the fee under the Advisory Agreements was reasonable and fair in light of the nature and quality of the services provided by the New Advisers. The Board recognized that the Proposed Fee, on a "look-through" basis, represents a modest increase compared to the cost of advisory services currently provided to the Fund by Wellington Management. However, the Board believed that the higher fee is justified primarily because the New Advisers will have the added responsibility of overseeing the Fund's hedge fund investments and Wellington Management as sub-adviser, each of which will require an increased expenditure of resources, and determining the Fund's asset allocation across the entire universe of investment possibilities.

     The Board took into consideration that, with respect to the Boulder Funds, BIA and SIA have advocated removal of investment restrictions which ultimately benefited stockholders, but that the Fund will require the New Advisers to analyze a much broader universe of investments than those of the Boulder Funds. The Board observed that in contrast, under the Fund's present Concentration Policy, Wellington Management analyzed a relatively narrow asset class (i.e., financial services companies) having fewer investment prospects. Moreover, the Board noted that under the
     Concentration Policy, Wellington Management is mandated to remain substantially invested in financial services companies whether or not the financial services industry is in or out of favor, and thus does not have the burden of determining when and whether reducing the industry concentration is appropriate and in the best interests of the stockholders. The Board believed that the New Advisers will necessarily expend more time, energy and resources in determining the most appropriate asset class at the most appropriate time and thus are entitled to a higher fee than the Current Fee.

     Economies of Scale. The Board considered whether economies of scale might occur with respect to the management of the Fund, whether the Fund could appropriately benefit from any economies of scale, and whether the Proposed Fee is reasonable in relation to the Fund's assets and any economies of scale that may exist. Based on the relatively small size of the Fund, the Board determined that no meaningful economies of scale would be realized until the Fund achieved significantly higher asset levels. The Board also noted that SIA's and BIA's internal costs of providing investment management services to the Boulder Funds had increased over time, in part due to administrative burdens and expenses resulting from legislative and regulatory actions, and that the New Advisers might need to hire additional personnel as their assets under management increase. Nevertheless, the Board determined that breakpoints should be added to the Fund's advisory fee schedule to reduce the advisory fees in the event the Fund's assets increase over current levels. After some discussion, the New Advisers agreed to a waiver of advisory fees such that the advisory fees would be calculated at the annual rate of 1.25% on asset levels up to $400 million, 1.10% on assets between $400-$600 million; and 1.00% on assets exceeding $600 million. This fee waiver agreement has a one-year term after the Effective Date and is renewable annually. The Board concluded that these breakpoint levels were acceptable and would appropriately benefit the Fund from any economies of scale realized by the New Advisers if the Fund's assets grow.

     Support by Significant Stockholders. The Board placed considerable weight on the views of the Horejsi Affiliates, the Fund's largest stockholders, which are affiliated with Mr. Horejsi and the New Advisers. As of May 31, 2009, the Horejsi Affiliates held approximately 35.51% of the Shares. The Board understands from Mr. Horejsi that the Horejsi Affiliates are supportive of the New Advisers and the approval of the Advisory Agreements.

     Approval. The Board based its decision to approve the Advisory Agreements on a careful analysis, in consultation with independent counsel for the Fund and the Independent Directors, of these and other factors. In approving the Advisory Agreements, the Board concluded that the terms of the Advisory Agreements are reasonable and fair and that approval of the Advisory Agreements is in the best interests of the Fund and its stockholders.

How the Horejsi Affiliates will Vote. Representatives of the Horejsi Affiliates, which hold approximately 35.51% of the Shares, who, because of their ownership of the New Advisers, have an economic interest in approval of Proposal 1 and Proposal 2, have informed the Board that the Horejsi Affiliates will vote their shares FOR both Proposal 1 and Proposal 2.

Conditional Proposals. Passage of Proposals 1 and 2 (approval of the Advisory Agreements) and Proposal 3 (approval of the Sub-Advisory Agreement) are conditioned on all such Proposals being approved by stockholders (i.e., if one fails to achieve stockholder approval, all three fail).

Required Vote. Approval of each of Proposals 1 and 2 requires a 1940 Act Majority Vote.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY
            RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY
            RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 2.


                                   PROPOSAL 3

  TO APPROVE OR DISAAPROVE THE PROPOSED INVESTMENT SUB-ADVISORY AGREEMENT WITH
                       WELLINGTON MANAGEMENT COMPANY, LLP

Background of Proposal. See "Background" discussion under Proposals 1 and 2 above.

Wellington Management Company, LLP. Wellington Management is being proposed to act as sub-adviser to the Fund with respect to the Legacy Holdings for a period of two years following the Effective Date. Wellington Management is located at

75 State Street, Boston, Massachusetts. Wellington Management is a Massachusetts limited liability partnership and a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 70 years. As of December 31, 2009, Wellington Management had investment management authority with respect to approximately $537* billion in assets. Wellington Management has managed the Fund since its inception in 1986. Nicholas
C. Adams, Senior Vice President, Partner and Equity Portfolio Manager, is primarily responsible for the day-to-day management of the Fund and, if the Restructuring is approved by stockholders, is expected to continue managing the Legacy Holdings for a period of two years following the Effective Date. Mr. Adams joined Wellington Management as an investment professional in 1983.

* The firm-wide asset totals do not include agency mortgage-backed security pass-through accounts managed for the Federal Reserve.

The names and principal occupations of the principal executive officers of Wellington Management are set forth below. Unless otherwise stated below, the business address of each such person is 75 State Street, Boston Massachusetts:

------------------------------------------------- ---------------------------------------------------------
                      Name                                 Position with Wellington Management /
                                                                    Principal Occupation
================================================= =========================================================
Charles S. Argyle                                 Managing  Director,   Partner  and  Executive  Committee
                                                  Member
------------------------------------------------- ---------------------------------------------------------
Edward P. Bousa                                   Senior Vice President,  Partner and Executive  Committee
                                                  Member
------------------------------------------------- ---------------------------------------------------------
Cynthia M. Clarke                                 Senior Vice President, Partner and Chief Legal Officer


------------------------------------------------- ---------------------------------------------------------
Lucius T. Hill, III                               Senior Vice President,  Partner and Executive  Committee
                                                  Member
------------------------------------------------- ---------------------------------------------------------
Selwyn J. Notelovitz                              Senior Vice President, Partner and Chief Compliance
                                                  Officer
------------------------------------------------- ---------------------------------------------------------
Saul J. Pannell                                   Senior Vice President, Partner and Executive Committee
                                                  Member
------------------------------------------------- ---------------------------------------------------------
Phillip H. Perelmuter                             Senior Vice President, Managing Partner and Executive
                                                  Committee Member
------------------------------------------------- ---------------------------------------------------------
Edward J. Steinborn                               Senior Vice President, Partner and Chief Financial
                                                  Officer
------------------------------------------------- ---------------------------------------------------------
Brendan J. Swords                                 Senior Vice President, Managing Partner and Executive
                                                  Committee Member
------------------------------------------------- ---------------------------------------------------------
Perry M. Traquina                                 President,  Chief Executive  Officer,  Managing  Partner
                                                  and Executive Committee Member
------------------------------------------------- ---------------------------------------------------------
Vera M. Trojan                                    Senior Vice President,  Partner and Executive  Committee
                                                  Member
------------------------------------------------- ---------------------------------------------------------
James W. Valone                                   Senior Vice President,  Partner and Executive  Committee
                                                  Member
------------------------------------------------- ---------------------------------------------------------

Current Agreement. Wellington Management has served as the sole investment manager to the Fund from its inception in 1986. Pursuant to the terms of the investment advisory agreement between Wellington Management and the Fund (the "Current Advisory Agreement"), Wellington Management is responsible for managing the Fund's investment portfolio. The Current Advisory Agreement was amended in July 2006, after required approval was obtained from the Board and stockholders to increase the fees payable to Wellington Management. Under the agreement, as amended, Wellington Management is entitled to receive an investment advisory fee at the annual rate of 1.125% of the Fund's average net assets, based on the net assets on the last business day of each month, up to and including $150 million; 1.00% on net assets in excess of $150 million and up to and including $300 million; and 0.875% on net assets in excess of $300 million (defined above as the "Current Fee").

The Sub-Advisory Agreement. A copy of the Sub-Advisory Agreement is set forth as Exhibit B to this Proxy Statement. If approved by stockholders, the Sub-Advisory Agreement will become effective on the Effective Date and continue for a two-year period, at which time it will terminate by its terms. The Sub-Advisory Agreement is terminable, without penalty, on 60 days' written notice by the Board or by Wellington Management upon written notice to the Fund. The Sub-Advisory Agreement will terminate automatically upon assignment (as defined in the 1940 Act). Under the Sub-Advisory Agreement, Wellington Management is solely responsible for making investment decisions regarding whether to continue to hold or to sell Legacy Holdings (defined above) including, but not limited to, supplying investment research and portfolio management services and placing purchase and sale orders for portfolio transactions. However, Wellington Management will manage the Legacy Holdings with a view toward liquidating the assets to generate cash for the New Advisers to invest or familiarizing the New Advisers with these holdings. Wellington Management will have no authority after the Effective Date to directly purchase any new security for the Fund. The Sub-Advisory Agreement also provides that Wellington Management will bear all expenses in connection with its performance, including fees that it might pay to consultants. Under the Sub-Advisory Agreement, Wellington Management will be compensated at a rate equal to the Current Fee (the "Proposed Sub-Advisory Fee").

Fees and Expenses. See Table 1 above which consolidates the fees and expenses associated with Proposals 1 through 3.

Board Considerations Regarding the Sub-Advisory Agreement. The 1940 Act requires that the Board, including a majority of the Independent Directors, approve the terms of the Sub-Advisory Agreement. At a special meeting held on April 16, 2009, and at their regularly scheduled meeting on April 24, 2009, the Board considered the Restructuring and, in particular, the Sub-Advisory Agreement and, by a unanimous vote (including a separate vote of the Independent Directors), approved the Sub-Advisory Agreement and recommended it be submitted to stockholders for approval.

Factors Considered. Generally, the Board considered a number of factors in approving the Sub-Advisory Agreement including, among other things, (i) the nature, extent and quality of services to be furnished by Wellington Management to the Fund; (ii) the investment performance of the Fund under Wellington Management's management compared to relevant market indices and the performance of comparable funds; (iii) the advisory fees and other expenses paid by the Fund; (iv) the profitability to Wellington Management of its investment advisory relationship with the Fund; (v) the extent to which economies of scale are realized and whether fee levels reflect any economies of scale; (vi) support of Wellington Management by the Fund's principal stockholders; and (vii) the historical relationship between the Fund and Wellington Management. The Board also reviewed the willingness of Wellington Management to provide temporary investment management services to the Fund with respect to the Legacy Holdings and its ability to provide supervision services to the Fund, including the background, education and experience of the key portfolio management and operational personnel, the investment philosophy and decision-making process of those professionals, and the ethical standards maintained by Wellington Management.

Deliberative Process. To assist the Board in its evaluation of the quality of Wellington Management's services and the reasonableness of the fees under the Sub-Advisory Agreement, the Board received a memorandum from independent legal counsel to the Fund and the Independent Directors discussing the factors generally regarded as appropriate to consider in evaluating investment advisory arrangements and the duties of directors in approving such arrangements. In connection with its evaluation, the Board also requested and received various materials relating to Wellington Management's investment services under the Current Advisory Agreement. These materials included reports and presentations from Wellington Management that described, among other things, Wellington Management's organizational structure, financial condition, internal controls, policies and procedures on brokerage practices, soft-dollar commissions and trade allocation, comparative investment performance results, comparative sub-advisory fees, and compliance policies and procedures. The Board also reviewed a report prepared by Wellington Management comparing the Fund's performance to a group of closed-end and open-end mutual funds with similar, though not identical, investment strategies as the Fund (the "Peer Group"). The Board also considered information received from Wellington Management throughout the year, including investment performance and returns as well as stock price and net asset value. In advance of the April 24, 2009 meeting, the Independent Directors held a special telephonic meeting with counsel to the Fund and the Independent Directors. The purpose of this meeting was to discuss the

Restructuring and renewal of the Current Advisory Agreement and to review the materials provided to the Board by Wellington Management in connection with the annual review process. The Board held additional discussions at the April 24, 2009 Board meeting, which included a private session among the Independent Directors and their independent legal counsel at which no employees or representatives of the New Advisers or Wellington Management were present. The information below summarizes the Board's considerations in connection with its approval of the Sub-Advisory Agreement. In deciding to approve the Sub-Advisory Agreement, the Board did not identify a single factor as controlling and this summary does not describe all of the matters considered. However, the Board concluded that each of the various factors referred to below favored such approval.

     Nature, Extent and Quality of the Services Provided; Ability to Provide Services. The Board received and considered various data and information regarding the nature, extent and quality of services currently provided to the Fund by Wellington Management under the Current Advisory Agreement. Wellington Management's most recent investment adviser registration form on the SEC's Form ADV was provided to the Board, as were the responses of Wellington Management to an information request submitted to it by the Independent Directors through their independent legal counsel. The Board reviewed and analyzed the materials, which included information about the background, education and experience of Wellington Management's key portfolio management and operational personnel and the amount of attention currently devoted to the Fund by Wellington Management's portfolio management personnel. The Board also reviewed Wellington Management's policies and procedures on side-by-side management of hedge funds and other accounts and any impact these might have on the success of the Fund. The Board was satisfied that Wellington Management's investment personnel, including Mr. Adams, the Fund's principal portfolio manager, would devote an adequate portion of their time and attention to the success of the Fund and its investment strategy, particularly given a reduction in the number of accounts managed by Mr. Adams that occurred in 2006. Based on the above factors, the Board concluded that it was generally satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by Wellington Management, and that Wellington Management possessed the ability to continue to provide these services to the Fund in the future.

     Investment Performance. The Board considered the investment performance of the Fund as compared to relevant indices, the performance of three comparable closed-end financial services funds (the "Closed-End Peer Group") and the performance of 11 selected open-end financial services funds (the "Open-End Peer Group") for the year-to-date, one-, three-, five- and ten-year periods and since-inception period (for the indices only) ended February 28, 2009. Certain information for certain periods were not available, depending on the inception date of the index or comparable fund. The Board noted that the Fund's returns gross of fees of were in line with the returns of the S&P 500 Index, NASDAQ Composite Principal Index, NASDAQ Banks Index, SNL All Daily Thrift Index, and MSCI World Financials ex-Real Estate Index for the one-year, three-year and five-year periods, and that the Fund had outperformed all of those indices for the ten-year and since-inception periods. The Board noted that the financial services sector of the stock market had experienced a significant decline in late 2008 and early 2009, which accounted for the Fund's recent relative underperformance as compared to broader market indices. The Board also observed that the Fund had significantly outperformed the Closed-End Peer Group over the year-to-date, one-, five- and ten-year periods except for one fund for the one-year period. The Board further noted that the Fund outperformed the Lipper Financial Services Fund Average and the Open-End Peer Group in all time-period categories except for four funds in the one-year period, three funds in the three-year period, and one fund in the five-year period. In concluding that the Fund's overall investment performance supported renewal of the Current Advisory Agreement and approval of the Sub-Advisory Agreement under the Restructuring, the Board ascribed greater weight to the long-term performance of the Fund against its benchmarks and other financial services funds.

     Costs of Services Provided and Profits Realized by Wellington Management. In evaluating the costs of the services to be provided to the Fund by Wellington Management, the Board relied on statistical and other information regarding the Fund's total expense ratio and its various components, including the Proposed Fee and Proposed Sub-Advisory Fee and investment-related expenses. The Board also noted that in 2006, in connection with a proposed increase in advisory fees under the Current Advisory Agreement that was ultimately approved by the Board and stockholders, it had conducted a detailed evaluation of the Fund's expense ratio and the advisory fees charged by Wellington Management. The Board noted that the Proposed Sub-Advisory Fee is in the range of advisory fees for funds in the Closed-End Peer Group and is comparable to the fees earned by Wellington Management on other portfolios managed by Mr. Adams, including certain WHM Hedge Funds. The Board also noted that the Proposed Fee to be charged by the New Advisers is at the higher end of the spectrum of fees charged by similarly situated investment advisers of closed-end funds but that the Advisory Agreements with the New Advisers contain a waiver of all fees paid to Wellington Management under the Sub-Advisory Agreement.

     The Board also obtained information regarding the overall profitability of Wellington Management to assist the Board in determining the overall benefits to Wellington Management from its relationship to the Fund. The Board compared the overall profitability of Wellington Management to the profitability of certain publicly traded investment management firms. Based on its analysis of this information, the Board determined that the overall level of profits earned by Wellington Management did not appear to be unreasonable based on the profitability of other investment management firms and the quality of the services rendered by Wellington Management. Based on these factors, the Board concluded that the fee under the Sub-Advisory Agreement was reasonable and fair in light of the nature and quality of the services provided by Wellington Management.

     Economies of Scale. The Board considered whether there have been economies of scale with respect to the management of the Fund, whether the Fund has appropriately benefited from any economies of scale, and whether the Proposed Sub-Advisory Fee is reasonable in relation to the Fund's assets and any economies of scale that may exist. The Board noted that that the Proposed Sub-Advisory Fee includes breakpoints. In evaluating economies of scale, the Board noted that Wellington Management's internal costs of providing investment management services to the Fund had continued to increase, particularly costs associated with attracting and retaining talented investment personnel and compliance costs. The Board concluded that the breakpoints in the fee schedule are acceptable and appropriately reflect any economies of scale expected to be realized by Wellington Management in managing the Legacy Holdings if the Fund's net assets increase.

     Support by Significant Stockholder. The Board placed considerable weight on the views of the Horejsi Affiliates, the Fund's largest stockholders, which are affiliated with Mr. Horejsi and the New Advisers. As of May 31, 2009, the Horejsi Affiliates held approximately 35.51% of the Shares. The Board understands from Mr. Horejsi that the Horejsi Affiliates are supportive of the Restructuring and engaging Wellington Management to manage the Legacy Holdings under the Sub-Advisory Agreement.

     Approval. The Board based its decision to approve the Sub-Advisory Agreement on a careful analysis, in consultation with independent counsel to the Fund and the Independent Directors, of these and other factors. In approving the Sub-Advisory Agreement, the Board concluded that the terms of the Sub-Advisory are reasonable and fair and that approval of the Sub-Advisory Agreement is in the best interests of the Fund and its stockholders.

How the Horejsi Affiliates will Vote. Representatives of the Horejsi Affiliates, which hold approximately 35.51% of the Shares, who, because of their ownership of the New Advisers, have an economic interest in approval of Proposals 1 through 3, have informed the Board that the Horejsi Affiliates will vote their Shares FOR Proposal 3.

Conditional  Proposal.  Passage of  Proposals 1 and 2 (approval  of the Advisory
Agreements) and Proposal 3 (approval of the Sub-Advisory Agreement) are conditioned on all such Proposals being approved by stockholders (i.e., if one fails to achieve stockholder approval, all three fail).

Required Vote. Approval of Proposal 3 requires a 1940 Act Majority Vote.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY
            RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 3.


                                   PROPOSAL 4

TO APPROVE OR DISAPPROVE ELIMINATING THE FUND'S FUNDAMENTAL POLICY OF INVESTING
           AT LEAST 65% OF ITS ASSETS IN FINANCIAL SERVICES COMPANIES

Summary of Proposal. The Fund has adopted a fundamental investment policy of investing at least 65% of its assets in "financial services companies" (defined above as the "Concentration Policy"). "Financial services companies" are broadly defined to include, but are not limited to, savings and banking institutions, mortgage banking institutions, real estate investment trusts, consumer finance companies, credit collection and related service companies, insurance companies, security and commodity brokerage companies, security exchange companies, financial-related technology companies, investment advisory and asset management firms, and financial conglomerates, and holding companies of any of these companies. The Concentration Policy is "fundamental", meaning that it cannot be changed without a 1940 Act Majority Vote. If approved, Proposal 4 will eliminate the Concentration Policy in its entirety such that the Fund will no longer be required to invest significantly (i.e., greater than 25%) in financial services companies or the financial services or any other industry.

Reason for this Proposal. Under the Concentration Policy, the Fund is required to invest greater than 65% of its total assets in financial services companies. In 2006, in order to provide the Fund's adviser with more flexibility and mitigate industry risk, stockholders approved an amendment to the Fund's concentration policy which broadened the scope of financial companies in which the Fund could invest and which would be included when determining whether the Fund has met its concentration threshold (i.e., the "financial services companies" described above). Management believes that, even in its broadened form, the Concentration Policy is still overly restrictive and could unduly expose the Fund to considerable downside risk and volatility should the financial services industry take a further downturn. For example, the recent sub-prime fiasco, the banking, credit and liquidity crisis, changes in the tax laws and other factors have disproportionately impacted the Fund under its Concentration Policy. Financial services companies are also affected by general economic conditions. All of these risks are compounded because, under the Concentration Policy, the Fund is "fundamentally bound" to invest in these types of assets. Management believes that eliminating the financial mandate under the Concentration Policy will mitigate the inherent risk of concentrating in the financial services sector.

Generally, as with all equity funds, the Fund's net asset value can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments domestically or abroad, changes in investor psychology or heavy institutional selling. The prospects for an industry or company may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the Fund's adviser's assessment of companies held by the Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Fund's investment approach could fall out of favor with the investing public, resulting in lagging performance compared to other types of stock funds. Foreign stock holdings may lose value because of declining foreign currencies or adverse political or economic events overseas. As with any investment company, there can be no guarantee the Fund will achieve its objective.

If the Concentration Policy is eliminated under Proposal 4, going forward, the Fund would be precluded from investing more than 25% of its assets in the financial services or any other industry. However, the Fund would likely be concentrated in the securities of financial services companies immediately following the Effective Date as a result of the current effectiveness of the Concentration Policy. The New Advisers would seek to reduce the Fund's holdings in financial services companies to below 25% of the Fund's assets in a prudent manner consistent with elimination of the Concentration Policy. As discussed, if the Restructuring Proposals are approved by stockholders, the New Advisers expect to invest significantly in the WHM Hedge Funds, which have significant exposure to the financial services sector. However, the Fund will not "look through" its investments in the WHM Hedge Funds to underlying portfolio holdings in financial services companies in determining whether the Fund exceeds the 25% maximum concentration threshold contemplated under this Proposal. The Fund could therefore become indirectly concentrated in financial services companies by virtue of the investments by the WHM Hedge Funds in such investments. If the Restructuring Proposals are approved by stockholders, in the near term the New Advisers expect to focus primarily on a broad range of companies which may or may not include financial services companies.

Risks and Disadvantages of Eliminating the Concentration Policy. Eliminating the Concentration Policy so that the Fund may no longer invest more than 25% of its assets in financial services companies may, for some long-term investors, take away some of their ability to invest in the Fund as a means of diversifying into the financial services industry. However, management does not view eliminating the current policy as increasing risk. Indeed, management believes that eliminating the current 65% requirement will mitigate industry concentration risks.

Board Considerations. At a special meeting held on April 16, 2009, and at their regularly scheduled meeting on April 24, 2009, the Board considered, among other things, amending the Concentration Policy. In view of the disproportionate impact that the recent market downturn has had on financial services companies generally, the Board concluded that maintaining the 65% requirement imposes a disproportionate industry risk on the Fund and stockholders and should be eliminated altogether should the Restructuring Proposals be approved by stockholders.

Conditional Proposal. If Proposals 1 through 3 are not approved by stockholders (i.e., Wellington Management continues as the Fund's primary investment manager), Proposal 4 will not become effective regardless of whether or not it is approved by stockholders.

Required Vote.  Approval of Proposal 4 requires a 1940 Act Majority Vote.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY
            RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 4.


                                   PROPOSAL 5

           TO APPROVE OR DISAPPROVE AMENDING THE CONCENTRATION POLICY

Summary of Proposal. As discussed in Proposal 4, the Fund has adopted a fundamental investment policy of investing at least 65% of its assets in "financial services companies" (defined above as the "Concentration Policy"). The Concentration Policy is "fundamental", meaning that it cannot be changed without a 1940 Act Majority Vote. If approved, Proposal 5 will amend the Concentration Policy to reduce the minimum threshold level of the Fund's investment in financial services companies to 25% of the Fund's assets. Proposal 5 will become effective only if the Proposal is approved by stockholders and stockholders do not approve the Restructuring Proposals (i.e., Proposals 1 through 3).

Reason for this Proposal. See discussion under Proposal 4 above. If the Restructuring Proposals are not approved by stockholders, Wellington Management would continue to manage the Fund and would do so with a continued focus on the Fund's historic industry (i.e., financial services). However, as discussed in Proposal 4, the Board determined that, regardless of whether or not the Restructuring Proposals are approved, continuing Fund operations with a 65% minimum threshold imposes a disproportionate industry risk on the Fund and should be, at the very least, reduced to the minimum level permitted under the 1940 Act for an investment company which has declared a concentration policy (i.e., 25%). In 2006, in order to provide the Fund's adviser with more flexibility and mitigate industry risk, stockholders approved an amendment to the Fund's concentration policy which broadened the scope of financial companies in which the Fund could invest and which would be included when determining whether the Fund has met its concentration threshold (i.e., the "financial services companies" described above). Management believes that, even in its broadened form, the Concentration Policy is still overly restrictive and could unduly expose the Fund to considerable downside risk and volatility should the financial services industry take a further downturn. For example, the recent sub-prime fiasco, the banking, credit and liquidity crisis, changes in the tax laws and other factors have disproportionately impacted the Fund under its Concentration Policy. Financial services companies are also affected by general economic conditions. All of these risks are compounded because, under the Concentration Policy, the Fund is "fundamentally bound" to invest in these types of assets. Management believes that, if the Restructuring Proposals are not approved by stockholders, reducing the financial mandate under the Concentration Policy will mitigate the inherent risk of concentrating in the financial services sector.

Risks and Disadvantages of Amending the Concentration Policy. See discussion under Proposal 4 above.

Board Considerations.  See discussion under Proposal 4 above.

Conditional Proposal. Proposal 5 will become effective only if the Proposal is approved by stockholders and Proposals 1 through 3 are not approved by stockholders (i.e., Wellington Management continues as the Fund's primary investment manager).

Required Vote. Approval of Proposal 5 requires a 1940 Act Majority Vote.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY
            RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" PROPOSAL 5.


                                   PROPOSAL 6

                        ELECTION OF DIRECTORS OF THE FUND

The Fund's organizational documents provide that all of the Directors stand for election each year. The Board has nominated the following five director-nominees to stand for election, each for a one-year term and until their successors are duly elected and qualify: Joel W. Looney, Richard I. Barr, Dr. Dean L. Jacobson, Susan L. Ciciora and John S. Horejsi. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term. If any of the designated nominees declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees for the Board.


INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the Board of Directors:

Name                               Age    Director Since    Position
--------------------------------------------------------------------
Independent Directors
   Joel W. Looney                  48     2003              Chairman
   Richard I. Barr                 72     2001              Director
   Dr. Dean Jacobson               71     2003              Director

Interested Directors

   Susan L. Ciciora                45     2003              Director
   John S. Horejsi                 42     2006              Director


INFORMATION ABOUT THE DIRECTORS' QUALIFICATIONS, EXPERIENCE, ATTRIBUTES AND SKILLS.

The Board believes that each of the Directors have the qualifications, experience, attributes and skills appropriate to their continued service as Directors of the Fund in light of its business and structure. Each Director has substantial business and professional background and/or board experience that indicate their ability to critically review, evaluate and respond appropriately to information provided to them. Certain of these business and professional experiences are set forth in detail in the narratives below. In addition, each Director has served on boards for investment companies and organizations other than the Fund, as well as having served on the Board of the Fund for a number of years. They therefore have substantial board experience and, in their service to the Fund, have gained substantial insight as to the operation of the Fund. The Board annually conducts a "self-assessment" wherein the effectiveness of the Board and individual Directors is reviewed.

Below is information concerning each particular Director and certain of their pertinent qualifications, experience, attributes and skills. The information provided below, and in the chart above, is not all-inclusive. Many of the Directors' attributes involve intangible elements, such as intelligence, work and investment ethic, diversity in terms of background or experiences, an appreciation of and belief in the long-term investment approach of the Fund, the ability to work together collaboratively, the ability to communicate effectively, the ability to exercise judgment, to ask incisive questions, to manage people and problems or to develop solutions. In conducting its annual self-assessment, the Board has determined that the Directors have the appropriate qualifications, skills, attributes and experience to continue to serve effectively as Directors of the Fund.

The Directors' respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302. Mr. Horejsi and Ms. Ciciora are each considered "interested persons" because of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of BIA and FAS. The following sets forth the backgrounds and business experience of the Directors:


     Joel W. Looney, Director and Chairman of the Board. Mr. Looney joined the Board in 2003 and sits on the boards of three other closed-end investment companies affiliated with the Fund - the Boulder Growth & Income Fund ("BIF") since 2002, Boulder Total Return Fund ("BTF") since 2001 and, The Denali Fund ("DNY") since 2007 (together, the "Affiliated Funds"). Mr. Looney has significant financial, accounting and investment knowledge and experience. He holds a Certified Financial Planner ("CFP") designation and, since 1999, has been a principal and partner with Financial Management Group, LLC, an investment management firm in Salina, KS ("FMG"). Mr. Looney is a registered representative with VSR Financial Services, Inc. of Overland Park, Kansas and holds FINRA-approved Series 7, Series 63 Uniform State Law and Series 65 Uniform Investment Adviser Law certifications. Prior to his current position with FMG, Mr. Looney was vice president and CFO for Bethany College in Lindsborg, Kansas (1995 - 1999) and also served as vice president and CFO for St. John's Military School in Salina, Kansas (1986 - 1995). From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Horejsi Trust, an affiliate of the EH Trust. Mr. Looney holds a B.S. from Marymount College and an MBA from Kansas State University. The Board believes that Mr. Looney's past experience as a chief financial officer and his ongoing experience in the investment management industry uniquely qualifies him as a Director and, in particular, as chairman of the Audit Committee and the Fund's "financial expert" (as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h)). In addition, since joining the board of directors of the BTF in 2001, Mr. Looney has gained substantial board and closed-end investment company experience and, together with the other Directors, has dealt skillfully with a broad range of complex issues vis-a-vis the Fund and Affiliated Funds.

     Richard I. Barr, Director. Mr. Barr joined the Board in 2001 and sits on the boards of each of the three Affiliated Funds; BIF since 2002, BTF since 1999 and DNY since 2007. Mr. Barr has extensive business, executive and board experience including positions as president and director of Advantage Sales and Marketing (1996 to 2001), president and CEO of CBS Marketing (1963 to 1996), member of the board of directors (and National Chairman) for the Association of Sales and Marketing Companies (formerly the National Food Brokers Association), president of the Arizona Food Brokers Association, and advisory board member for various food manufacturers including H.J. Heinz, ConAgra, Kraft Foods, and M&M Mars. In addition to these professional positions and experience, Mr. Barr has served in a number of leadership roles with various charitable or other non-profit organizations, including as member of the board of directors of Valley Big Brothers/Big Sisters, member of the board of advisers for University of Kansas Business School, and member of the board of directors for St. Mary's Food Bank. Prior to joining the Board, Mr. Barr amassed substantial and diverse business, executive management and board experience in a broad range of commercial and non-profit organizations. The Board believes that given his diverse background and experience, together with over 10 years of closed-end board experience, Mr. Barr is uniquely qualified to deal with the complexity and assortment of issues confronting closed-end boards. Since joining the board of directors of the BTF in 1999, Mr. Barr has gained substantial board and closed-end investment company experience and, together with the other Directors, has dealt skillfully with a broad range of complex issues vis-a-vis the Fund and Affiliated Funds.

     Dr. Dean Jacobson, Director. Dr. Jacobson joined the Board in 2003 and sits on the boards of each of the three Affiliated Funds; BIF since 2006, BTF since 2004 and DNY since 2007. He has significant executive and business experience and extensive academic qualifications. Since 1985, Dr. Jacobsen has been president and CEO of Forensic Engineering, Inc., a consulting engineering firm providing scientific and technical expertise in a number of areas where discovery related to property damage and/or personal injury is necessary (e.g., accident reconstruction, failure and design analysis of products, animation and simulation of fires, explosions and mechanical system functions). He sits on the boards of directors of Southwest Mobile Storage Inc. (1995 to Present), Arizona State University Foundation, (1999 to 2009) and Arizona State University Sun Angel Foundation (past chairman) (1995 to Present). He is a Professor Emeritus at Arizona State University ("ASU") and held a number of faculty and advisory positions at ASU between 1971 and 1997, including director of the Science and Engineering of
     Materials Ph.D. program and tenured professor of Engineering, and he has also served as a professor and/or research assistant at the University of California at Los Angeles ("UCLA") (1964 to 1969) and the University of Notre Dame ("Notre Dame") (1957 to 1963). Dr. Jacobson is a renowned expert in business engineering processes and has published over 130 scholarly and peer-reviewed research articles in numerous academic, research and business journals and publications. He holds two patents and a number of professional and business designations. He holds a B.S. and an M.S. from Notre Dame, and a Ph.D. from UCLA. In addition to his substantial academic and business experience, the Board believes that Dr. Jacobson brings to the Board a strong intellect and exceptional and proven analytical skills. His forensics engineering and consulting business exposes him to a diversity of complicated issues requiring him to effectively analyze highly technical systems, formulate complicated opinions and articulate convincing conclusions, the same set of skills required to be an effective member of the board of directors of a public company. The Board believes that Dr. Jacobson's intellect and critical thinking add an important analytical dimension to the Board. In addition, since joining the Board in 2003, Dr. Jacobson has gained substantial board and closed-end investment company experience and, together with the other Directors, has dealt skillfully with a broad range of complex issues vis-a-vis the Fund and Affiliated Funds.

     Susan L. Ciciora, Director. Ms. Ciciora joined the Board in 2003 and sits on the boards of each of the three Affiliated Funds; BIF since 2006, BTF since 2001 and DNY since 2007. She has extensive board experience as one of three trustees of the Lola Brown Trust No. 1B since 1994 and the Ernest Horejsi Trust No. 1B since 1992. Ms. Ciciora has other business experiences including various executive positions with a mid-west welding supply company and a custom home construction company. She also has served as a director of the Horejsi Charitable Foundation, Inc. (the "Foundation") since 1997. She holds a B.S. from the University of Kansas. Ms. Ciciora is Stewart Horejsi's daughter. As a trustee and beneficiary under the Brown Trust and Mildred Trust, the Fund's largest stockholders, Ms. Ciciora has a vested interest in ensuring that the Fund's investment ideals are and continue to be followed. Ms. Ciciora sits on the board of trustees of the Foundation, the Brown Trust and Mildred Trust and, in such capacity and in her prior business experience, has been and continues to be exposed to complex financial, business, taxation and investment matters. In addition, since joining the board of directors of BTF in 2001, Ms. Ciciora has gained substantial board and closed-end investment company experience and, together with the other Directors, has dealt skillfully with a broad range of complex issues vis-a-vis the Fund and Affiliated Funds.

     John S. Horejsi, Director. Mr. Horejsi joined the Board in 2006 and sits on the boards of each of the three Affiliated Funds; BIF since 2004, BTF since 2006 and DNY since 2007. Mr. Horejsi has both executive and business experience. He has been involved in a number of business ventures, including as manager of a record label and music production company, various positions with a mid-west regional welding supply business and as part owner and driver for an automobile racing team. Mr. Horejsi also has board experience outside of the Funds as a director of the Foundation (since 1997). Mr. Horejsi previously held a commercial real estate license in California. Mr. Horejsi holds a B.S. from the University of Kansas. Mr. Horejsi is Stewart Horejsi's son and, like his sister, is a beneficiary under the Brown Trust and Mildred Trust. Accordingly, Mr. Horejsi has a vested interest in making sure the Fund's investment ideals are and continue to be followed. Mr. Horejsi has been involved in a variety of business interests and, as a member of the board of trustees of the Foundation and another Horejsi trust, has been and continues to be exposed to complex financial, business, taxation and investment matters. In addition, since joining the Board of directors of BIF in 2004, Mr. Horejsi has gained substantial board and closed-end investment company experience and, together with the other Directors, has dealt skillfully with a broad range of complex issues vis-a-vis the Fund and Affiliated Funds.


OFFICERS. The names of the executive officers of the Fund are listed below. Each officer was elected to office by the Board at a meeting held on February 9, 2009. Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.

     Stephen C. Miller,  President.  Age: 57. Mr.  Miller is (and has been since
     2003) president of the Fund. He was a director from 2003 to 2004 and chief compliance officer from 2004 to 2007. He is also president of and general counsel to BIA (since 1999); manager of Fund Administrative Services, LLC ("FAS") (since 1999); and vice president of SIA (since 1999). Mr. Miller was a director of BIF from 2002 to 2004 and is its current president (since
     2002); a director of BTF from 1999 to 2004 and is its current president (since 1999); and is DNY's current president (since 2007). Mr. Miller practiced law in the Denver office of Kirkland & Ellis from 1987 to 1992 and started a private practice in Boulder, Colorado in 1992. Mr. Miller became in-house counsel to the Horejsi Affiliates in 1998 and has served in a number of executive management capacities for those affiliates. Mr. Miller maintains his law firm, Stephen C. Miller, P.C., and "of counsel" status with the law firm of Krassa & Miller, LLC. Mr. Miller holds a B.S. from the University of Georgia and a J.D. from the University of Denver.

     Carl D. Johns,  Vice  President.  Age: 47. Mr. Johns is (and has been since
     2003) the Fund's chief financial officer, chief accounting officer, vice president and treasurer. He is also vice president and treasurer of BIA (since 1999); assistant manager of FAS (since 1999); and vice president, treasurer, chief financial officer and chief accounting officer of each of the Affiliated Funds: BIF since 2002, BTF since 1999 and DNY since 2007. Prior to his current positions with BIA, he spent seven years with the firm of Flaherty & Crumrine, a registered investment adviser in Pasadena, California, which managed preferred stock portfolios. Mr. Johns holds a B.S. in Mechanical Engineering and a M.S. in Finance, both from the University of Colorado.

     Joel L. Terwilliger, Chief Compliance Officer. Age: 41. Mr. Terwilliger is (and has been since 2007) the Fund's chief compliance officer, and associate general counsel since 2006. He is (and has been since 2007) the chief compliance officer for BIA, SIA, FAS and each of the Affiliated Funds. Prior to his employment with FAS, Mr. Terwilliger was employed from 2002 to 2006 as senior associate/legal counsel for Great West Life & Annuity Insurance Company ("Great-West") in Greenwood Village, Colorado. At Great-West, Mr. Terwilliger served primarily as a business and securities law attorney responsible for complex financial services negotiations and contracts. Mr. Terwilliger holds a B.A., JD, and LL.M. from the University of Georgia.

     Stephanie J. Kelley, Secretary. Age: 53. Ms. Kelley is (and has been) the Fund's Secretary since 2003. She also serves as secretary for each of the Affiliated Funds: BIF since 2002, BTF since 2000 and DNY since 2007. Ms Kelley also serves as assistant secretary and assistant treasurer of various other entities affiliated with the Horejsi family and has been an employee of FAS since 1999. Ms. Kelley holds a B.A. and an MBA from the State University of New York, Binghamton.

     Nicole L. Murphey, Vice President and Assistant Secretary. Age: 33. Ms. Murphey is (and has been) vice president of the Fund since 2008, and assistant secretary since 2003. She is also vice president (since 2008) of each of the Affiliated Funds and assistant secretary for BTF since 2000, BIF since 2002 and DNY since 2007. She is also assistant treasurer of FAS and has been an employee of FAS since 1999. Ms. Murphey holds a B.A. from the University of Colorado.

Unless otherwise specified, the Officers' respective addresses are c/o First Opportunity Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.


Set forth in the following table are the nominees for election to the Board (all of whom are current Directors of the Fund) together with the dollar range of equity securities beneficially owned by each Director as of the Record Date.

                                  OWNERSHIP OF THE FUND BY DIRECTORS
------------------------------------ --------------------------------- --------------------------------
Independent Directors and Nominees        Dollar Range of Equity       Aggregate Dollar Range of Equity
                                          Securities in the Fund        Securities in All Funds in the
                                                                        Family of Investment Companies
------------------------------------ --------------------------------- --------------------------------
         Joel W. Looney                    $50,001 to $100,000                 Over $100,000
------------------------------------ --------------------------------- --------------------------------
         Richard I. Barr                   $10,001 to $50,000                  Over $100,000
------------------------------------ --------------------------------- --------------------------------
         Dean L. Jacobson                  Up to $10,000                       $10,001 to $50,000
------------------------------------ --------------------------------- --------------------------------
 Interested Directors and Nominees
------------------------------------ --------------------------------- --------------------------------
         Susan L. Ciciora                  Over $100,000+                      Over $100,000+
------------------------------------ --------------------------------- --------------------------------
         John S. Horejsi                   Over $100,000+                      Over $100,000+
------------------------------------ --------------------------------- --------------------------------

+ 10,204,415 Shares of the Fund are held collectively by the Horejsi Affiliates (defined above). Accordingly, Ms. Ciciora and Mr. Horejsi may be deemed to have indirect beneficial ownership of such Shares.

None of the Independent Directors or their family members owned beneficially or of record any securities of the New Advisers, Wellington Management or any person directly or indirectly controlling, controlled by, or under common control with the New Advisers or Wellington Management.

DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended March 31, 2009. No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Independent Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with attending Board and committee meetings.

------------------------------------ --------------------------------- --------------------------------
       Independent Directors              Aggregate Compensation         Total Compensation from the
                                     from the Fund Paid to Directors    Fund and Fund Complex Paid to
                                                                                 Directors+
------------------------------------ --------------------------------- --------------------------------
         Dean L. Jacobson                        $28,500                          $100,000
------------------------------------ --------------------------------- --------------------------------
          Richard I. Barr                        $28,500                          $104,000
------------------------------------ --------------------------------- --------------------------------
     Joel W. Looney (Chairman)                   $35,500                          $121,000
------------------------------------ --------------------------------- --------------------------------
       Interested Directors
------------------------------------ --------------------------------- --------------------------------
         Susan L. Ciciora                           $0                               $0
------------------------------------ --------------------------------- --------------------------------
          John S. Horejsi                           $0                               $0
------------------------------------ --------------------------------- --------------------------------

+ Includes the Fund, Boulder Growth & Income Fund, Inc., Boulder Total Return Fund, Inc. and The Denali Fund Inc.

Each Director of the Fund who is not a director, officer, or employee of one of the New Advisers, FAS, Wellington Management, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in person meeting of the Board of Directors and $500 for each telephonic meeting of the Board. The Chairman of the Board and the Chairman of the Audit Committee each receive an additional $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. The Board held ten meetings (six of which were held by telephone conference call) during the fiscal year ended March 31, 2009. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended March 31, 2009 amounted to $92,500.


                      COMMITTEES OF THE BOARD OF DIRECTORS

AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee is to assist in Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent accountants' qualifications and independence and the performance of the Fund's independent accountants. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on August 19, 2003 and most recently amended the joint Audit Committee Charter on January 29, 2010 to reflect recent NYSE rule changes. Subsequent minor amendments to the Audit Committee Charter were adopted on February 2, 2009. A copy of the Audit Committee Charter is available on the Fund's website at www.firstopportunityfund.com.

The Audit Committee is composed entirely of the Fund's Independent Directors, consisting of Dr. Jacobson and Messrs. Looney and Barr. The Board of Directors has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act, and the Fund's independent publicly registered accounting firm is required to comply with the rules and regulations promulgated under the Sarbanes-Oxley Act and by the Public Company Accounting Oversight Board. The members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met three times during the fiscal year ended March 31, 2009.

In connection with the audited financial statements as of and for the period ended March 31, 2009 included in the Fund's Annual Report for the period ended March 31, 2009 (the "Annual Report"), the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 114, The Auditor's Communication with Those Charged With Governance, effective December 15, 2006..

On April 1, 2008 the Fund adopted the Financial Accounting Standards Board's ("FASB") Statement of Financial Accounting Standards No. 157 ("FAS 157"). FAS 157 is important in the context of helping the Fund define "fair value" for the underlying securities or investments it holds. In addition, FAS 157 expands disclosures about fair value measurements.

The  members  of the  Audit  Committee  are not  professionally  engaged  in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management, or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

Submitted by the Audit Committee of the Fund's Board of Directors: Joel W. Looney, Richard I. Barr and Dean L. Jacobson

NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") composed of the Fund's Independent Directors, consisting of Dr. Jacobson and Messrs. Looney and Barr, which Nominating Committee is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met twice during the fiscal year ended March 31, 2009. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website at www.firstopportunityfund.com.

The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include investment philosophy, judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

Although the Nominating Committee does not have a formal policy with regard to the consideration of diversity in identifying director candidates, as a matter of practice the Committee typically considers the overall diversity of the Board's composition when identifying candidates. Specifically, the Nominating Committee considers the diversity of skill sets desired among the Board members in light of the Fund's characteristics and circumstances and how those skill sets might complement each other. The Nominating Committee also takes into account the personal background of current and prospective Board members in considering the composition of the Board. In addition, as part of its annual self-evaluation, the directors have an opportunity to consider the diversity of the Board, both in terms of skill sets and personal background, and any observations made by the Board during the self-evaluation assist the Nominating Committee in its decision making process.

The Nominating Committee will consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). In reviewing such stockholder director-nominees, the Nominating Committee may generally rely on the provisions set forth in Nominating Committee charter and other information as deemed necessary to adjudge the appropriateness and character of such director-nominee(s). Such recommendations should be forwarded to the Secretary of the Fund.

The Fund does not have a compensation committee.


            ADDITIONAL INFORMATION CONCERNING OUR BOARD OF DIRECTORS

COMMUNICATIONS WITH THE BOARD. Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention. The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders; however, all of the Directors of the Fund, who were Directors at the time, attended the July 28, 2008 Annual Meeting of Stockholders.

ROLE OF THE BOARD. The Board provides oversight of the management and operations of the Fund. Like all mutual funds, the day-to-day responsibility for the management and operation of the Fund is the responsibility of its various service providers, such as the advisers to the Fund (the "Advisers") and their portfolio managers, and the Fund's co-administrators, custodian and transfer agent. The Board has appointed various senior individuals employed by certain of these service providers as officers of the Fund, with responsibility to monitor and report to the Board on the Fund's operations. In conducting its oversight, the Board is provided regular reports from the various officers and service providers regarding the Fund's operations. For example, the treasurer provides reports as to financial reporting matters and portfolio managers report on the performance of the Fund's portfolios. The Board has appointed a chief compliance officer who administers the Fund's compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal "Board Meetings" which typically are held quarterly, in person, and involve the Board's review of recent Fund operations. From time to time one or more members of the Board may also meet with management in less formal settings, between formal "Board Meetings", to discuss various topics. In all cases, however, the role of the Board and of any individual Director is one of oversight and not of management of the day-to-day affairs of the Fund.

BOARD LEADERSHIP STRUCTURE. The Board has determined that its leadership structure is appropriate given the business and nature of the Fund. It has established four standing committees, the audit and nominating committees (as described above) and a pricing committee and an executive committee (together, the "Committees"). Sixty percent of the members of the Board are Independent Directors, which are Directors not affiliated with the Advisers or their affiliates, and each Committee is comprised entirely of Independent Directors. The Board has determined that the Committees help ensure that the Fund has effective and independent governance and oversight. The Board also believes that the Committees and leadership structure facilitate the orderly and efficient flow of information to the Independent Directors from management, including the Advisers. Where deemed appropriate, from time to time, the Board may constitute ad hoc committees.

The Board's chairman is an Independent Director who acts as the primary liaison between the Independent Directors and management (the "Independent Chairman"). The Independent Chairman play an important role in setting the Board meeting agendas and may help identify matters of special interest to be addressed by management with the Board. The Independent Chairman also serves as chairman of the executive committee, which is comprised of all of the Independent Directors (the "Executive Committee"). The Executive Committee meets regularly, providing a forum for the Independent Directors to meet in separate session, with or without independent counsel, to deliberate on matters relevant to the Fund. The Independent Directors have also engaged their own independent counsel to advise them on matters relating to their responsibilities in connection with the Fund. The Board reviews its structure annually. The Board has determined that the structure of the Independent Chairman and the function and composition of the Committees are appropriate means to address any potential conflicts of interest that may arise.

BOARD OVERSIGHT OF RISK MANAGEMENT. As an integral part of its responsibility for oversight of the Fund in the interests of stockholders, the Board oversees risk management of the Fund's investment programs and business affairs. The Board has emphasized to management and the Advisers the importance of maintaining vigorous risk management policies and procedures. Oversight of the risk management process is part of the Board's general oversight of the Fund and its service providers. The Board exercises oversight of the risk management process primarily through the Audit Committee and Executive Committee, and through oversight by the Board itself.

As part of its  oversight  function,  the Board of  Directors  receives  various reports relating to risk management. The Fund faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risks. The process of "risk management" seeks to identify and address "risks", that is, events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. Under the Board's overarching supervision, the Fund, management, Advisers, FAS and other service providers to the Fund employ a variety of processes, procedures and controls to identify various risks, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Different processes, procedures and controls are employed by different service providers and with respect to different types of risks. Various personnel, including the Fund's CCO as well as various personnel of the Advisers and other service providers such as the Funds' independent accountants, make periodic reports to the Board and appropriate Committees with respect to various aspects of risk management, as well as events and circumstances that have arisen and responses thereto. For example, the audit committee meets regularly with the CCO to discuss compliance and operational risks and with the Fund's treasurer and independent public accounting firm to discuss, among other things, the internal control structure of the Fund's financial reporting function. In addition, the full Board regularly receives reports from the Advisers and their portfolio managers as to investment risks. The Board recognizes that not all risks that may affect the Fund can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund's goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Directors as to risk management matters are typically summaries of the relevant information. As a result of the foregoing and other factors, the function of the Board with respect to risk management is one of oversight not active involvement in, or coordination of, day-to-day risk management activities for the Fund.

LEGAL PROCEEDINGS. None of the Directors or executive officers of the Fund have been involved in any of the following events during the past ten years:

     * Any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     * Any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

     * Any judicial or administrative proceedings resulting from involvement in mail or wire fraud or fraud in connection with any business entity;

     * Any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulation (including any settlement of such actions other than in connection with a civil proceeding among private parties);

     * Any disciplinary sanctions or orders imposed by a stock, commodities or derivatives exchange or other self-regulatory organizations;

     * Subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or

Found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated.

Required Vote. The election of each of Messrs. Looney, Barr and Horejsi, Dr. Jacobson and Ms. Ciciora as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY
   RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.

                       SUBMISSION OF STOCKHOLDER PROPOSALS

Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2011 annual meeting of stockholders, the stockholder proposal must be addressed to, and received by, the Fund not earlier than _____________, 2010 and not later than ____________, 2010. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of at least $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. Joint proposals to more than one fund are not permissible; stockholders may not submit one proposal (plus the required additional documentation) for more than one fund. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule 14a-8 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

Pursuant to the Fund's Bylaws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be received by the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 by 5:00 P.M. Mountain Time not earlier than the 150th day and not later than the 120th day prior to the first anniversary of the date of public release of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be received by the Secretary not later than 5:00 P.M. Mountain Time on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

Pursuant to the Fund's Bylaws, such stockholder's notice shall set forth (i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund, to make such determination, (E) the extent to which such individual (including such individual's principals) has entered into any hedging transaction or arrangement with the effect or intent of mitigating or otherwise managing profit, loss or risk of changes in the value of the common stock or the daily quoted market price of the Fund held by such individual (including such individual's principals), or increasing or decreasing the voting power of such individual
(including such individual's principals), including independently verifiably information in support of the foregoing, (F) the investment strategy or objective - including any related disclosure documents or other independently verifiable information in support of the foregoing - for such individual (including such individual's principals), and (G) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person. Stockholders may not submit more than one notice (plus the required additional documentation) for more than one Fund.


                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS. At its regularly scheduled Board meeting held on April 24, 2009, the Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund, selected, and the Board ratified, the selection of Deloitte & Touche LLP ("Deloitte") of Denver, Colorado as the Fund's independent registered public accounting firm for the Fund's fiscal year ending March 31, 2010. Deloitte served as independent accountants for the Fund's fiscal years ending March 31, 2008 and March 31, 2009.

In addition to performing independent audit services for the Fund, Deloitte also performs certain non-audit related services, i.e., tax, and consulting, on behalf of the Fund's adviser, Wellington Management Company, L.P. (the "investment adviser"). Under the Sarbanes-Oxley rules, as adopted by the SEC, and under the Audit Committee Charter, the Audit Committee must pre-approve all non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser ("adviser affiliates") that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, or must establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. The Audit Committee has reviewed the non-audit services to be provided by Deloitte to the investment adviser (no such services are provided to the Fund) and has pre-approved the provision of those services. Accordingly, all of the audit, audit-related, non-audit, and tax services described below for which Deloitte billed the Fund fees for the fiscal years ended March 31, 2008 and March 31, 2009, were either pre-approved by the Audit Committee or were for services that were unrelated to the direct operations and/or financial reporting of the Fund. Deloitte has informed the Fund that it has no direct or indirect financial interest in the Fund.

A representative of Deloitte will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from Deloitte for the Fund's fiscal years ended March 31, 2008 and March 31, 2009.

--------------------- ------------------- -------------------- -------------------- -------------------
 Fiscal Year Ended        Audit Fees      Audit-Related Fees        Tax Fees*         All Other Fees
--------------------- ------------------- -------------------- -------------------- -------------------
     3/31/2008             $29,000                $ -                $6,875                $ -
--------------------- ------------------- -------------------- -------------------- -------------------
     3/31/2009             $29,000                $ -                $7,250                $ -
--------------------- ------------------- -------------------- -------------------- -------------------

* "Tax Fees" are those fees billed to the Fund by Deloitte in connection with tax consulting services, including primarily the review of the Fund's income tax returns and excise tax calculations.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the Exchange Act and Section 30(h) of the 1940 Act require the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

BROKER NON-VOTES AND ABSTENTIONS. A proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter, is a broker "non-vote". Proxies that reflect abstentions or broker non-votes (collectively "abstentions") will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment and against Proposals 1 through 7.

OTHER MATTERS TO COME BEFORE THE MEETING. The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.


--------------------------------------------------------------------------------
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY EVEN IF YOU PLAN TO ATTEND THE MEETING. STOCKHOLDERS ARE URGED TO SIGN THE ENCLOSED PROXY CARD (UNLESS AUTHORIZING THEIR PROXY VIA TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET) AND MAIL IT IN THE ENCLOSED ENVELOPE SO AS TO ENSURE A QUORUM AT THE MEETING. THIS IS IMPORTANT WHETHER YOU OWN FEW OR MANY SHARES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                                   EXHIBIT A-1

               PROPOSED INVESTMENT CO-ADVISORY AGREEMENT WITH RMA

                                      DRAFT

                          INVESTMENT ADVISORY AGREEMENT



     THIS INVESTMENT ADVISORY AGREEMENT (this "Agreement") is made as of the ____ day of ____________, 2010, by and among ROCKY MOUNTAIN ADVISERS, L.L.C., an Alaska limited liability company (the "Adviser") and FIRST OPPORTUNITY FUND, INC., a Maryland corporation (the "Fund").

     1. Investment Description; Appointment. The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund (the "Board"). The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

     2. Services as Investment Adviser. Subject to the supervision and direction of the Board, the Adviser will (a) act in accordance with the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may be from time to time amended, (b) manage the Fund's portfolio on a discretionary basis in accordance with its investment objectives and policies,
(c) make investment decisions and exercise voting rights in respect of portfolio securities for the Fund, (d) place purchase and sale orders on behalf of the Fund, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund's assets to be invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents), (g) determine the portion of the Fund's assets to be leveraged, from time to time, and the form that such leverage will take, and (h) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing these services, the Adviser will provide investment research and supervision of the Fund's portfolio and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

     3. Co-Advisor to the Fund. Subject to the approval of the Board and where required, the Fund's stockholders, the Fund will engage an investment co-adviser, Stewart Investment Advisers, a Barbados international business company and registered investment adviser under the Investment Advisers Act of 1940, in respect of all or a portion of the Fund's assets (the "Co-Adviser"). The Adviser and the Co-Adviser will be jointly responsible for providing the services described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraphs 5 and 6 below (Brokerage and Information Provided to Fund, respectively) with respect to the Fund's assets, although the Adviser will have primary responsibility for all record-keeping and day-to-day business activities relating to the investment operations of the Fund. In the event that the Co-Adviser's engagement is terminated, the Adviser shall be responsible for furnishing the Fund with the services theretofore performed by such Co-Adviser under the applicable investment advisory agreement or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

     4. Engagement of Sub-Advisers to the Fund. Subject to the approval of the Board and where required, the Fund's stockholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of all or a portion of the Fund's assets (the "Sub-Advised Portion") and may delegate to such investment sub-adviser(s) all or a portion of the responsibilities described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraph 6 below (Information Provided to Fund) with respect to the Sub-Advised Portion. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

     5. Brokerage. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or any affiliate exercises investment discretion.

     6. Information Provided to the Fund. The Adviser will use its best efforts to keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

     7. Standard of Care. The Adviser shall exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("Disabling Conduct"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from Disabling Conduct by the Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

     8. Compensation. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser the Advisory Fee (as defined in the Fee Schedule) such amount to be paid monthly, in the amount set forth in the fee schedule attached hereto as Exhibit A (the "Fee Schedule"). The Advisory Fee shall be the aggregate and entirety of all advisory fees to be paid by the Fund and will be divided between the Adviser and the Co-Adviser as set forth in the Fee Schedule, which fee allocation may be adjusted from time to time in the discretion of the Board so long as the aggregate advisory fee does not exceed the Advisory Fee. The fee payable to Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

     9. Expenses. Except as indicated below, the Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to the Co-Adviser and to any investment sub-adviser engaged pursuant to Paragraphs 3 or 4 of this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or the employees of Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

     10. Services to other Companies or Accounts. The Fund understands that the Adviser now acts, or may act in the future as an investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other registered or unregistered investment companies, and the Fund has no objection to the Adviser so acting. The Fund understands that the persons employed by Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     11. Term of Agreement. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (the "Effective Date") and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940
Act) and a majority of the full Board or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by a party hereto, by the Board or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the respective party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

     12. No Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940 Act). It may be amended by mutual agreement, in writing, by the parties hereto.

     13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto.

     14. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

     15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.




ADVISER:

ROCKY MOUNTAIN ADVISERS, LLC, an Alaska limited liability company




By: ________________________________

         Carl D. Johns

 Its: Vice President



FUND:

FIRST OPPORTUNITY FUND, INC., a Maryland corporation




By: ________________________________

         Stephen C. Miller

 Its: President

                                    Exhibit A


                                  FEE SCHEDULE

     The Fund shall pay the Adviser and Co-Adviser after the end of each calendar month an aggregate fee for the previous month computed at the annual rate of 1.25% of the value of the Fund's average monthly net assets plus leverage (the "Advisory Fee"); provided that Adviser and Co-Adviser shall waive
(i) that portion of the Advisory Fee equal to up to 1.00% of the Fund's assets invested in any hedge fund managed by Wellington Hedge Management, LLC (a "WHM Hedge Fund") to offset any asset-based fees (but not any performance-based fees) paid to Wellington Hedge Management, LLC with respect to the Fund's assets invested in any WHM Hedge Fund, and (ii) all fees paid to Wellington Management, LLP ("Wellington Management") under its sub-advisory agreement with the Fund.

     For purposes of calculating the Advisory Fee, the Fund's average monthly net assets will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (excluding leverage borrowings such as bank or institutional borrowings, preferred stock, bonds, debentures, etc.) and accrued dividends.

                  Fee Allocation Between Adviser and Co-Adviser

     The Advisory Fee shall be allocated among Rocky Mountain Advisers and Stewart Investment Advisers in the proportion of 25% and 75% respectively. Such allocation may be adjusted from time to time by Board action alone so long as the Advisory Fee is not increased.

                                   EXHIBIT A-2

               PROPOSED INVESTMENT CO-ADVISORY AGREEMENT WITH SIA

                                      DRAFT

                          INVESTMENT ADVISORY AGREEMENT



     THIS INVESTMENT ADVISORY AGREEMENT (this "Agreement") is made as of the ______ day of ___________, 2010, by and among STEWART INVESTMENT ADVISERS, a Barbados international business company (the "Adviser") and FIRST OPPORTUNITY FUND, INC., a Maryland corporation (the "Fund").

     1. Investment Description; Appointment. The Fund desires to employ its capital by investing and reinvesting in investments of the kind and in such manner and to such extent as may from time to time be approved by the Board of Directors of the Fund (the "Board"). The Fund desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

     2. Services as Investment Adviser. Subject to the supervision and direction of the Board, the Adviser will (a) act in accordance with the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may be from time to time amended, (b) manage the Fund's portfolio on a discretionary basis in accordance with its investment objectives and policies,
(c) make investment decisions and exercise voting rights in respect of portfolio securities for the Fund, (d) place purchase and sale orders on behalf of the Fund, (e) employ, at its own expense, professional portfolio managers and securities analysts to provide research services to the Fund, (f) determine the portion of the Fund's assets to be invested, from time to time, in various asset classes (e.g., common stocks, fixed income securities, cash equivalents), (g) determine the portion of the Fund's assets to be leveraged, from time to time, and the form that such leverage will take, and (h) monitor and evaluate the services provided by the Fund's investment sub-adviser(s), if any, under the terms of the applicable investment sub-advisory agreement(s). In providing these services, the Adviser will provide investment research and supervision of the Fund's portfolio and, if appropriate, sale and reinvestment of the Fund's assets. In addition, the Adviser will furnish the Fund with whatever statistical information the Fund may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing.

     3. Co-Advisor to the Fund. Subject to the approval of the Board and where required, the Fund's stockholders, the Fund will engage an investment co-adviser, Rocky Mountain Advisers, L.L.C., an Alaska limited liability company and registered investment adviser under the Investment Advisers Act of 1940, in respect of all or a portion of the Fund's assets (the "Co-Adviser"). The Adviser and the Co-Adviser will be jointly responsible for providing the services described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraphs 5 and 6 below (Brokerage and Information Provided to Fund, respectively) with respect to the Fund's assets, although the Adviser will have primary responsibility for all record-keeping and day-to-day business activities relating to the investment operations of the Fund. In the event that the Co-Adviser's engagement is terminated, the Adviser shall be responsible for furnishing the Fund with the services theretofore performed by such Co-Adviser under the applicable investment advisory agreement or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

     4. Engagement of Sub-Advisers to the Fund. Subject to the approval of the Board and where required, the Fund's stockholders, the Adviser may engage an investment sub-adviser or sub-advisers to provide advisory services in respect of all or a portion of the Fund's assets (the "Sub-Advised Portion") and may delegate to such investment sub-adviser(s) all or a portion of the responsibilities described in subparagraphs (b), (c), (d), (e), (f) and (g) in Paragraph 2 above and Paragraph 6 below (Information Provided to Fund) with respect to the Sub-Advised Portion. In the event that an investment sub-adviser's engagement has been terminated, the Adviser shall be responsible for furnishing the Fund with the services required to be performed by such investment sub-adviser(s) under the applicable investment sub-advisory agreements or arranging for a successor co-adviser or sub-adviser, as the case may be, to provide such services under terms and conditions acceptable to the Fund and the Board and subject to the requirements of the 1940 Act.

     5. Brokerage. In executing transactions for the Fund and selecting brokers or dealers, the Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Fund transaction, the Adviser will consider all factors it deems relevant including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Fund and/or other accounts over which the Adviser or any affiliate exercises investment discretion.

     6. Information Provided to the Fund. The Adviser will use its best efforts to keep the Fund informed of developments materially affecting the Fund, and will, on its own initiative, furnish the Fund from time to time with whatever information the Adviser believes is appropriate for this purpose.

     7. Standard of Care. The Adviser shall exercise its best judgment in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Adviser against any liability to the Fund to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("Disabling Conduct"). The Fund will indemnify the Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from Disabling Conduct by the Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Adviser was not liable by reason of Disabling Conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Adviser was not liable by reason of Disabling Conduct by (a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. The Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
(a) the Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Adviser will ultimately be found to be entitled to indemnification.

     8. Compensation. In consideration of the services rendered pursuant to this Agreement, the Fund will pay the Adviser the Advisory Fee (as defined in the Fee Schedule) such amount to be paid monthly, in the amount set forth in the fee schedule attached hereto as Exhibit A (the "Fee Schedule"). The Advisory Fee shall be the aggregate and entirety of all advisory fees to be paid by the Fund and will be divided between the Adviser and the Co-Adviser as set forth in the Fee Schedule, which fee allocation may be adjusted from time to time in the discretion of the Board so long as the aggregate advisory fee does not exceed the Advisory Fee. The fee payable to Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

     9. Expenses. Except as indicated below, the Adviser will bear all expenses in connection with the performance of its services under this Agreement, including the fees payable to the Co-Adviser and to any investment sub-adviser engaged pursuant to Paragraphs 3 or 4 of this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including organizational expenses, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or the employees of Adviser; Securities and Exchange Commission fees; state Blue Sky qualification fees; charges of any custodian, any sub-custodians and transfer and dividend-paying agents; insurance premiums; outside auditing and legal expenses; costs of maintenance of the Fund's existence; membership fees in trade associations; stock exchange listing fees and expenses; litigation and other extraordinary or non-recurring expenses.

     10. Services to other Companies or Accounts. The Fund understands that the Adviser now acts, or may act in the future as an investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other registered or unregistered investment companies, and the Fund has no objection to the Adviser so acting. The Fund understands that the persons employed by Adviser to assist in the performance of the Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Adviser or any affiliate of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     11. Term of Agreement. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (the "Effective Date") and shall continue for an initial two-year term and shall remain in effect from year to year so long as such continuance is specifically approved by (a) a majority of the Directors who are not "interested persons" of the Fund (as defined in the 1940
Act) and a majority of the full Board or (b) a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). This Agreement is terminable by a party hereto, by the Board or by the vote of a majority of the outstanding securities of the Fund, on sixty (60) days' written notice to the respective party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

     12. No Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940 Act). It may be amended by mutual agreement, in writing, by the parties hereto.

     13. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto.

     14. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

     15. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.




ADVISER:

STEWART INVESTMENT ADVISERS, a Barbados international business company




By: ________________________________

         Glade L. Christensen

 Its: President



FUND:

FIRST OPPORTUNITY FUND, INC., a Maryland corporation




By: ________________________________

         Stephen C. Miller

 Its: President

                                    Exhibit A


                                  FEE SCHEDULE

     The Fund shall pay the Adviser and Co-Adviser after the end of each calendar month an aggregate fee for the previous month computed at the annual rate of 1.25% of the value of the Fund's average monthly net assets plus leverage (the "Advisory Fee"); provided that Adviser and Co-Adviser shall waive
(i) that portion of the Advisory Fee equal to up to 1.00% of the Fund's assets invested in any hedge fund managed by Wellington Hedge Management, LLC (a "WHM Hedge Fund") to offset any asset-based fees (but not any performance-based fees) paid to Wellington Hedge Management, LLC with respect to the Fund's assets invested in any WHM Hedge Fund, and (ii) all fees paid to Wellington Management, LLP ("Wellington Management") under its sub-advisory agreement with the Fund.

     For purposes of calculating the Advisory Fee, the Fund's average monthly net assets will be deemed to be the average monthly value of the Fund's total assets minus the sum of the Fund's liabilities (excluding leverage borrowings such as bank or institutional borrowings, preferred stock, bonds, debentures, etc.) and accrued dividends.

                  Fee Allocation Between Adviser and Co-Adviser

     The Advisory Fee shall be allocated among Rocky Mountain Advisers and Stewart Investment Advisers in the proportion of 25% and 75% respectively. Such allocation may be adjusted from time to time by Board action alone so long as the Advisory Fee is not increased.

                                    EXHIBIT B

           PROPOSED SUB-ADVISORY AGREEMENT WITH WELLINGTON MANAGEMENT

                                      DRAFT

                        INVESTMENT SUB-ADVISORY AGREEMENT



     THIS INVESTMENT SUB-ADVISORY AGREEMENT (this "Agreement") is made as of the _____ day of ___________, 2010, by and among ROCKY MOUNTAIN ADVISERS, LLC, an Alaska limited liability company, STEWART INVESTMENT ADVISERS, a Barbados international business corporation (collectively, the "Advisers"); WELLINGTON MANAGEMENT COMPANY LLP, a Massachusetts limited liability partnership (the "Sub-Adviser"); and FIRST OPPORTUNITY FUND, INC. a Maryland corporation (the "Fund").

     1. Investment Description; Appointment. The Advisers have been authorized by the Board of Directors of the Fund to engage Sub-Adviser to assist in the management of the Fund's assets. The Advisers desire to employ and hereby appoint the Sub-Adviser to act as investment sub-adviser with respect to the portion of the Fund's assets allocated to it for management by the Advisers as of the effective date of this Agreement for a period of no longer than two years (the "Designated Securities"). The Designated Securities are more fully described in "Exhibit A" attached hereto. Sub-Adviser hereby accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

     2. Services as Sub-Adviser. Subject to the supervision and direction of Advisers, the Sub-Adviser will act in accordance with the Investment Company Act of 1940 (the "1940 Act") and the Investment Advisers Act of 1940, as the same may be from time to time amended, and manage the Designated Securities in accordance with the governing documents of the Fund and as directed from time to time by the Fund's Board of Directors (the "Board"). In managing the Designated Securities, the Sub-Adviser shall be responsible solely for determining whether the Fund shall hold or liquidate such securities, and for assisting the Advisers in gaining greater understanding of these securities to enable the Advisers to assume management of any remaining Designated Securities after the termination of this Agreement no later than two years from the effective date of this Agreement. Once the Advisers provide identification of the Designated Securities to the Sub-Adviser, the Adviser will maintain limited supervisory authority over the Sub-Adviser with respect to such Designated Securities and the Sub-Adviser will have the sole discretion whether to sell or hold the Designated Securities; provided, however, that the Advisers shall assume sole responsibility for any proceeds received from the disposition of any Designated Security and may re-characterize any Designated Security such that the management of such security will become the sole responsibility of the Advisers to manage. The Advisers, however, shall have no authority to add securities to the Designated Securities list after the effective date of this Agreement. For purposes of clarity, the Sub-Adviser shall have no investment discretion over or otherwise affect the decision-making with respect to any portion of the Fund's assets other than the Designated Securities and shall have no ability to participate in any decision by the Advisers to invest the Fund's assets in, or withdraw the Fund's assets from, any private investment companies managed or advised by the Sub-Adviser or any of its affiliates (each, a "WHM Hedge Fund"); provided, however, that the Sub-Adviser and/or its affiliates shall have the same authority to determine whether to accept any investment by the Fund on behalf of a WHM Hedge Fund or cause the Fund to withdraw from such WHM Hedge Fund applicable to any other investor in such WHM Hedge Fund pursuant to such WHM Hedge Fund's governing documents. The Advisers and the Fund are developing procedures to prevent the flow of information about prospective purchases and sales by the Advisers and the Sub-Adviser in their respective portions of the Fund (the "Procedures"). Sub-Adviser agrees to comply with the Procedures with respect to 1) portfolio transactions by the Advisers and Sub-Adviser on behalf of the Fund and 2) transactions by the Sub-Adviser as the portfolio manager for any WHM Hedge Fund in which the Fund is an investor.

     3. Brokerage. In executing transactions for the Designated Securities and selecting brokers or dealers, the Sub-Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any Designated Securities transaction, the Sub-Adviser will consider all factors it deems relevant, including, but not limited to, breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute any transaction and in evaluating the best overall terms available, the Sub-Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Designated Securities and/or other accounts over which the Sub-Adviser or any affiliate exercises investment discretion.

     4. Information Provided to the Advisers and the Fund. The Sub-Adviser will use its best efforts to keep the Advisers and the Fund informed of developments materially affecting the Designated Securities, and will, on its own initiative, furnish the Advisers from time to time with whatever information the Sub-Adviser believes is appropriate for this purpose.

     5. Standard of Care. Sub-Adviser shall exercise its best judgment in rendering the services described herein. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or omission or any loss suffered by the Advisers or the Fund in connection with the matters to which this Agreement relates, provided that nothing herein shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Advisers or the Fund to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement ("disabling conduct"). The Sub-Adviser will look to the Fund for indemnification with respect to, and the Fund will indemnify Sub-Adviser against, and hold it harmless from, any and all losses, claims, damages, liabilities or expenses (including reasonable counsel fees and expenses), including any amounts paid in satisfaction of judgments, in compromise or as fines or penalties, not resulting from disabling conduct by the Sub-Adviser. Indemnification shall be made only following (i) a final decision on the merits by a court or other body before whom the proceeding was brought that the Sub-Adviser was not liable by reason of disabling conduct, or (ii) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the Sub-Adviser was not liable by reason of disabling conduct by
(a) the vote of a majority of the Directors of the Fund who are neither "interested persons" of the Fund nor parties to the proceeding ("disinterested non-party Directors"), or (b) independent legal counsel in a written opinion. The Sub-Adviser shall be entitled to advances from the Fund for payment of the reasonable expenses incurred by it in connection with the matter to which it is seeking indemnification in the manner and to the fullest extent permissible under the law. The Sub-Adviser shall provide to the Fund a written affirmation of its good faith belief that the standard of conduct necessary for indemnification by the Fund has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met: (a) the Sub-Adviser shall provide a security in form and amount acceptable to the Fund for its undertaking; (b) the Fund is insured against losses arising by reason of the advance; or (c) a majority of disinterested non-party Directors of the Fund, or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Fund at the time the advance is proposed to be made, that there is reason to believe that the Sub-Adviser will ultimately be found to be entitled to indemnification.

     6. Compensation. In consideration of the services rendered pursuant to this Agreement, Advisers will pay the Sub-Adviser a monthly fee calculated at the annual rate of 1.125% of the Fund's average net assets represented by the Designated Securities, based on the net assets on the last business day of each month, up to and including $150 Million; 1.00% of the Fund's average month-end net assets represented by the Designated Securities in excess of $150 Million and up to and including $300 Million; and 0.875% of the Fund's average month-end net assets represented by the Designated Securities in excess of $300 Million. The fee payable to Sub-Adviser for any period shorter than a full calendar month shall be prorated according to the proportion that such payment bears to the full monthly payment.

     7. Expenses. Sub-Adviser will bear all expenses in connection with the performance of its services under this Agreement. The Fund will bear certain other expenses to be incurred in its operation, including investment advisory fees, taxes, interest, brokerage costs and commissions and stock exchange fees; fees of Directors of the Fund who are not also officers, directors or employees of Advisers; Securities and Exchange Commission fees, state Blue Sky qualification fees, charges of any custodian, any sub-custodians and transfer and dividend-paying agents, insurance premiums, outside auditing and legal expenses, costs of maintenance of the Fund's existence, membership fees in trade associations, stock exchange listing fees and expenses, litigation and other extraordinary or non-recurring expenses.

     8. Services to other Companies or Accounts. The Advisers and the Fund understand that the Sub-Adviser now acts, or may act, in the future as investment adviser to fiduciary and other managed accounts or other trusts, or as investment adviser to one or more other investment companies, and the Adviser and the Fund have no objection to the Sub-Adviser so acting. The Adviser and the Fund understand that the persons employed by Sub-Adviser to assist in the performance of the Sub-Adviser's duties hereunder will not devote their full time to such service and nothing contained herein shall be deemed to limit or restrict the right of the Sub-Adviser or any affiliate of the Sub-Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature.

     9. Term of Agreement. This Agreement shall become effective as of the date it is approved by a vote of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities (the "Effective Date") and shall continue for a two-year term and shall terminate at that time. This Agreement is terminable by any party hereto, by the Board or by the vote of a majority of the outstanding voting securities of the Fund, on sixty (60) days' written notice to the respective party. Any termination shall be without penalty and any notice of termination shall be deemed given when received by the addressee.

     10. No Assignment. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by any party hereto and will terminate automatically in the event of its assignment (as defined in the 1940 Act). It may be amended by mutual agreement, in writing, by the parties hereto.

     11. Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto.

     12. Governing Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Colorado.

     13. Consent to Jurisdiction and Service of Process. The Sub-Adviser irrevocably submits to the jurisdiction of any Colorado State or United States Federal court sitting in Colorado, over any suit, action or proceeding arising out of or relating to this Agreement. The Sub-Adviser irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum. The Sub-Adviser agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Sub-Adviser, and may be enforced to the extent permitted by applicable law in any court of the jurisdiction of which the Sub-Adviser is subject by a suit upon such judgment, provided that service of process is effected upon the Sub-Adviser in the manner specified in the following paragraph or as otherwise permitted by law.

     Nothing in this section shall affect the right of the Fund or the Advisers to serve process in any manner permitted by law or limit the right of the Fund or the Advisers to bring proceedings against the Sub-Adviser in the courts of any jurisdiction or jurisdictions.

     14. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original for all purposes, and together shall constitute one and the same Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

THE ADVISERS:

ROCKY MOUNTAIN ADVISERS, LLC, an Alaska limited liability company




By: _________________________________________

         Stephen C. Miller

Its:     President



STEWART INVESTMENT ADVISERS, a Barbados international business company




By:  ____________________________________

         Glade Christensen

Its:     President



THE SUB-ADVISER:

WELLINGTON MANAGEMENT COMPANY, LLP, a Massachusetts limited liability partnership




By: ________________________________________

 Its:



THE FUND:

FIRST OPPORTUNITY FUND, INC., a Maryland corporation




By: ____________________________________

         Carl D. Johns

Its:     Vice President/CFO

                                    EXHIBIT A


                        SCHEDULE OF DESIGNATED SECURITIES

                               [GRAPHIC OMITTED]
                          www.firstopportunityfund.com

                                     PROXY


                          FIRST OPPORTUNITY FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The  undersigned  holder of shares of Common  Stock of First  Opportunity  Fund,
Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Nicole L. Murphey, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at
____________________  at  ___  a.m.  Pacific  Daylight  Time  (local  time),  on
_____________, 2010, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the proposals described in the Proxy Statement.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Special Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.


                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL PROPOSALS.

Please refer to the Proxy Statement for a discussion of the Proposals.

------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

 1.          To approve or disapprove the proposed  investment  advisory  FOR____     AGAINST___         ABSTAIN ___
             agreement with Rocky Mountain Advisers, LLC.

------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY  RECOMMENDS THAT  STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT

----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

2.           To approve or disapprove the proposed  investment  advisory  FOR___      AGAINST ___        ABSTAIN ___
             agreement with Stewart Investment Advisers.

------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY  RECOMMENDS THAT  STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

3.           To   approve  or   disapprove   the   proposed   investment  FOR ___     AGAINST ___        ABSTAIN ____
             sub-advisory agreement with Wellington Management LLP.
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY  RECOMMENDS THAT  STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

4.           To  approve  or  disapprove   elimination   of  the  Fund's  FOR ___     AGAINST ___        ABSTAIN ___
             fundamental  policy of investing at least 65% of its assets
             in  financial   services   companies  (the   "Concentration
             Policy").
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY  RECOMMENDS THAT  STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

5.           To approve or disapprove amending the Concentration  Policy  FOR ___     AGAINST ___        ABSTAIN ___
             to reduce the Fund's  minimum  threshold  for  investing in financial services companies to 25%.
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

THE BOARD OF DIRECTORS,  INCLUDING ALL OF THE INDEPENDENT  DIRECTORS,  UNANIMOUSLY  RECOMMENDS THAT  STOCKHOLDERS VOTE "FOR" THIS
PROPOSAL, AS MORE FULLY DESCRIBED IN THE PROXY STATEMENT
----------------------------------------------------------------------------------------------------------------------------------
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------

6.           Election of Directors:  Nominees are Richard I. Barr,  John  FOR ___     WITHHOLD ___       FOR ALL EXCEPT ____
             S. Horejsi,  Susan L. Ciciora,  Dr. Dean L.  Jacobson,  and
             Joel W. Looney
------------ ------------------------------------------------------------ ----------- ------------------ -------------------------
----------------------------------------------------------------------------------------------------------------------------------

Instruction:  If you do not wish your shares  voted "for" a particular  nominee,  mark the "For All Except" box and strike a line through  the  name(s) of the  nominee(s).  Your shares will be voted  "For" the  remaining  nominee(s).  THE BOARD OF  DIRECTORS,
INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES
----------------------------------------------------------------------------------------------------------------------------------

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------
Signature:
                   -------------------------

Date:
                   -------------------------